UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2012

Financial Square Funds
Federal
Government
Money Market
Prime Obligations
Tax-Exempt California
Tax-Exempt New York
Tax-Free Money Market
Treasury Instruments
Treasury Obligations

Goldman Sachs Financial Square Funds

■	FEDERAL FUND

■	GOVERNMENT FUND

■	MONEY MARKET FUND

■	PRIME OBLIGATIONS FUND

■	TAX-EXEMPT CALIFORNIA FUND

■	TAX-EXEMPT NEW YORK FUND

■	TAX-FREE MONEY MARKET FUND

■	TREASURY INSTRUMENTS FUND

■	TREASURY OBLIGATIONS FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	2

Portfolio Results	6

Yield Summary	11

Sector Allocations	12

Schedules of Investments	15

Financial Statements	58

Financial Highlights	66

Notes to Financial Statements	84

Report of Independent Registered Public Accounting Firm	104

Other Information	105

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Principal Investment Strategies and Risks

Taxable Funds The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Federal and Government Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities (as defined in the Funds’ Prospectuses), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to U.S. Treasury Obligations (as defined in the Funds’ Prospectuses) and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state. In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Instruments, Treasury Obligations, Government and Federal Funds may be subject to additional investment restrictions.

Tax-Exempt Funds The Tax-Free Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Tax-Exempt California and Tax-Exempt New York Funds seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from those taxes. The Tax-Free Money Market, Tax-Exempt California and Tax-Exempt New York Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax. In order to obtain a rating from a rating organization, the Tax-Free Money Market Fund may be subject to additional investment restrictions.

An investment in a Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

MARKET REVIEW

Goldman Sachs Financial Square Funds

Economic and Market Review

U.S. economic growth, which had shown signs of improvement in late 2011, still slowed during the 12-month period ended August 31, 2012 overall (the “Reporting Period”). Mixed U.S. and international economic data, political uncertainty, Federal Reserve Board (“Fed”) policy and supply/demand conditions within the repurchase agreement and U.S. Treasury securities markets combined to push money market yields lower.

When the Reporting Period began in September 2011, U.S. economic data was weak. August nonfarm payroll employment, reported in September, showed that no new jobs had been created—the worst result in almost a year. The poor payrolls report underscored the challenge U.S. officials faced in balancing fiscal austerity with the need for further economic stimulus. In addition, the Eurozone displayed further signs of a slowdown in its core economies. During August 2011, Germany’s widely watched ZEW Indicator of Economic Sentiment had fallen substantially. The Eurozone’s composite PMI (Purchasing Managers Index)—which covers activity in the services and manufacturing sectors combined—dropped from 50.7 in August to 49.2 in September. (A reading below 50 indicates a contraction in economic activity.) Furthermore, a review by the International Monetary Fund (“IMF”), the European Union (“EU”) and the European Central Bank (“ECB”) of Greece’s fiscal progress identified problems that delayed the next loan under the Greek bailout package. In addition, EU nations had not yet reached agreement on how to maximize the capacity of the European Financial Stability Facility.

At its September meeting, the Fed made two decisions that were relatively positive for money market yields. First, the Fed decided not to lower the interest rate that it pays on bank excess reserves, which could have put additional downward pressure on short-term yields. Second, the Fed announced it would try to lower long-term interest rates and thereby spur spending and investment. Through “Operation Twist,” the Fed planned to extend the maturity of its U.S. Treasury securities holdings by selling $400 billion in short-term U.S. Treasuries and buying the same amount of longer-term U.S. Treasuries.

In mid-October, the Fed reported that national economic activity had “on balance, continued to rise, albeit at a modest pace” between September and early October. The data also showed expanding manufacturing activity, with production and new orders rising. Consumer spending picked up slightly, though expenditures remained focused on necessities. Labor market data continued to lack a convincing trend of improvement.

Turmoil in the Eurozone spread from financial markets to the political arena late in the fourth quarter of 2011, with changes of government in Spain, Italy and Greece. Strains also showed up in core markets as a German bond auction failed, French bond yields hit euro-era highs and long-term German bund yields rose above those in the U.S. for the first time since May 2009. Meanwhile, coordinated action by central banks to reduce the cost of U.S. dollar funding boosted the performance of riskier asset classes. The cost of U.S. dollar loans was reduced to 50 basis points over the overnight indexed swap (“OIS”) rate and the excess margin requirement was cut to 12% from 20%. (A basis point is 1/100th of a percentage point.)

At its December meeting, the ECB cut its base interest rate and deposit rate, which acts as a floor for the money markets, by 25 basis points, to 1% and 0.25%, respectively. Additionally, the bank announced two three-year long-term refinancing operations (“LTROs”) at the average base interest rate and full allotment. These moves, which served to expand the ECB’s balance sheet, aimed to prevent a liquidity crisis among European banks and eased the strains in the wholesale funding

MARKET REVIEW

markets. (Wholesale funding is a method by which banks obtain funding through short-term borrowing from other banks and financial institutions.) U.S. economic data continued to improve, in contrast to the lackluster performance of many other large economies. Indeed, while U.S. manufacturing growth accelerated slightly, manufacturing in China, Japan and the Eurozone showed contraction. The U.S. nonfarm payrolls report tallied 200,000 new jobs in the month, and the unemployment rate dropped to 8.5%.

In January 2012, U.S. manufacturing activity expanded faster still, as reflected in the then-latest PMI report and a stronger than anticipated nonfarm payrolls report. In fact, January’s report tallied 243,000 new jobs, previous months’ gains were revised up, and the unemployment rate slid to a three-year low of 8.3%. Nevertheless, the Fed emphasized the risks to economic growth and pushed the likely timing for a rate hike out to late 2014. The Fed also released a new set of charts showing the full range of its projections for the targeted federal funds rate, alongside forecast ranges for Gross Domestic Product (“GDP”) growth, unemployment and inflation. In addition, the Fed set a longer-term inflation target of 2%. Investor risk appetite increased during January, helping to pull credit spreads (or, the difference in yields) tighter and drive down interbank lending rates. At the same time, general collateral rates and yields on high quality assets were pushed higher by a combination of investment outflows from money market funds, investors’ shift into riskier assets and continued increases in the supply of U.S. Treasury securities.

In testimony to the U.S. Congress in February, Fed Chairman Ben Bernanke noted the faster than expected decline in U.S. unemployment, but said the trend could not be sustained without a further acceleration in economic growth. Despite his cautious tone, Bernanke gave no signal at that time of more quantitative easing to spur the recovery. In the Eurozone, the ECB’s second round of three-year loans on February 28th dispensed €529.5 billion across 800 banks, up from €489 billion in December. The liquidity boost pushed short-term interest rates lower and drove volatility indicators down. In mid-February, money market interest rates experienced strong upward pressure as a result of large U.S. Treasury settlements, which amounted to approximately 2.5 times the total collateral that typically settles mid-month. The large amount of supply lifted repurchase agreement (“repo”) levels and seemed likely to support yields on short-maturity U.S. Treasury and agency securities at least over the short term. However, the Fed’s stimulative monetary policy continued to anchor short-term yields. Though the U.S. central bank had given little encouragement, the markets continued to reflect moderate expectations for more quantitative easing. Adding to downward pressure on yields were doubts about whether Greece would secure further bailout funds and concern about the potential downgrade by Moody’s Investors Service (“Moody’s”) of its ratings for 17 global investment banks.

In March, manufacturing data suggested the expansion in Europe’s core economies had stalled. Economic indicators in the U.S. continued to indicate positive growth. However, Fed Chairman Bernanke’s speeches continued to express caution on the U.S. economic outlook, noting that faster growth would be needed to support further recovery in the U.S. labor market. Meanwhile, Greece secured a near-full participation rate among private creditors for the largest sovereign debt restructure on record. In the repo markets, overnight general collateral interest rates traded higher during early March because of approximately $14 billion in new U.S. Treasury bill issuance and a large amount of U.S. Treasury coupon settlements. However, toward the end of the first quarter of 2012, funding pressures waned.

MARKET REVIEW

In April, the Fed reiterated that the targeted federal funds rate would likely remain exceptionally low “at least through late 2014.” (In September, after the end of the Reporting Period, the Fed extended this pledge, saying it plans to keep the targeted federal funds rate low at “least through mid 2015.”) April nonfarm payrolls came in below expectations, with just 115,000 new jobs. A small drop in unemployment, to 8.1%, was attributed to discouraged job seekers calling off the search. Politics dominated European news during the month, as the Dutch coalition government collapsed and markets focused on the broader implications of new leadership in both France and Greece. Near the end of April, the supply of U.S. Treasury bills dropped sharply, by $48 billion, but not as much as investors anticipated, causing U.S. Treasury bill yields to rise.

U.S. nonfarm payrolls continued to disappoint in May with just 69,000 jobs added, less than half the expected gain, boosting market expectations for more quantitative easing by the Fed. The May PMI also indicated a 34th straight month of expansion in the U.S. manufacturing sector, though the index showed a slight drop in the pace of activity. In the Eurozone, Greece’s May 6th elections failed to generate enough support for the leading parties to form a viable governing coalition, and a second vote was scheduled for June 17th. Hostility to the austerity measures under the terms of the IMF/EU rescue package raised concerns that Greece would exit the euro. Market activity was light in response to heightened Eurozone uncertainty as well as negative headlines about a large JPMorgan Chase trading loss and additional bank downgrades by Moody’s. Repo market pressures increased mid-month and U.S. Treasury coupon auction settlements and general collateral levels traded approximately 20 basis points higher near the end of May.

June brought significant developments on the key issues facing the Eurozone. On June 10th, Eurozone financial ministers announced an unexpectedly large bailout for Spanish banks, estimated at €100 billion, to “cover estimated capital requirements with an additional safety margin.” A week later, a narrow electoral victory for Greece’s pro-austerity New Democracy party helped ease fears of a backlash against Greece’s bailout agreement. In the middle of the month, Moody’s announced the downgrades of 15 banks and securities firms with global capital markets operations. The downgrades had little impact on the money markets, as all ratings remained Tier 1 (as defined by the Securities and Exchanges Commission’s (SEC) Rule 2a-7 under the Investment Company Act of 1940), and the long interval between the announcement and actual downgrades gave participants ample time to reposition portfolios. Meanwhile, in the U.S. during June, the nonfarm payrolls report again undershot expectations with just 80,000 new jobs added. The Fed announced it would extend Operation Twist to the end of 2012 and left the door open to another round of quantitative easing. June PMI data pointed to continued expansion in U.S. manufacturing, though at the slowest pace in 18 months. During the month, the spread between two- and 30-year U.S. Treasury yields widened seven basis points to 2.45%. The two-year U.S. Treasury yield ended June at 0.30%.

In July, in an effort to shore up the Eurozone economy, the ECB cut interest rates to a record low of 0.75% and cut its deposit rate from 0.25% to zero. The spread between two- and 30-year U.S. Treasuries tightened 11 basis points to 2.34%, with the two-year U.S. Treasury yield ending June at 0.21%. The five-year U.S. Treasury yield fell 14 basis points to end the month at 0.58%, while the 10-year U.S. Treasury yield dropped 18 basis points to 1.47%. U.S. second quarter GDP growth was slightly above forecast at 1.7%, led by personal consumption and housing. Nonfarm payrolls beat expectations, adding 141,000 new jobs in July, though the unemployment rate ticked up to 8.3%.

MARKET REVIEW

The Fed announced no policy changes at its August meeting. Market expectations for quantitative easing increased, particularly after the release of the meeting’s minutes. The minutes noted that “many members judged that additional monetary accommodation would likely be warranted fairly soon unless incoming information pointed to a substantial and sustainable strengthening in the pace of the economic recovery.” (On September 13th, after the end of the Reporting Period, the Fed did indeed announce additional quantitative easing.)

Looking Ahead

Our global outlook is a combination of near-term optimism, particularly about the prospects for U.S. economic growth, and longer-term caution about the potential for future sovereign risk flare-ups in Europe and elsewhere. In the near term, we believe that there are three main reasons to be optimistic. First, we believe that risks related to the Eurozone may have subsided, primarily because of the ECB’s balance sheet expansion. Second, despite numerous headwinds, the U.S. economy and job market appear to have improved, suggesting some upside potential for the rest of 2012. Third, we believe that China’s economy may avoid a hard landing, or actual recession, as declining inflation provides policymakers with room to ease monetary and fiscal policy if economic growth slows too much.

We remain cautious for the intermediate term and longer term about the outlook for global economic growth and investor risk appetite. In our view, EU policymakers have addressed liquidity challenges but not the longer-term solvency issues at the core of the region’s sovereign debt crisis. We expect investors to refocus on solvency issues in Europe at some point in 2012, though we do not see any obvious catalysts in the near term. Oil prices are another risk we are watching closely. We do not expect a Middle East oil supply shock, but if it were to occur, we believe that it would have significant negative effects on U.S. consumers given the recent decline in savings rates. We believe that it would also have a negative impact on China, which is a large importer of Middle Eastern oil. In addition, U.S. economic growth may face potential headwinds from rising interest rates and tighter fiscal policy. However, we think these are primarily longer-term risks.

PORTFOLIO RESULTS

Goldman Sachs Financial Square Funds

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Financial Square Funds’ (the “Funds”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A	The Funds’ yields remained low during the Reporting Period due primarily to the market factors discussed in the Economic and Market Review. Repurchase agreement yields were in the single-digit to low-teen range; LIBOR levels moved lower; and yields on U.S. Treasury securities compressed. (LIBOR, or London Interbank Offered Rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.) With the targeted federal funds rate near zero throughout the Reporting Period, money market yields were anchored near the same level with little difference between maturities.

We focused within the Funds on remaining liquid as stress in the Eurozone and downgrades of global banks created uncertainty in the financial markets. That said, regardless of interest rate conditions, we seek to manage the Funds consistently. Our investment approach has always been tri-fold—to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest rate, liquidity and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of our Funds’ guidelines and objectives.

Q	How were the taxable Funds invested?

A	Collectively, the taxable Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements (“repos”), government guaranteed paper and certificates of deposit during the Reporting Period.

Overall, we used a barbelled strategy in managing the taxable Funds’ duration, wherein we invested primarily in securities with one- to three-month maturities and in overnight repos. In addition, we took advantage of opportunities at the longer end of the yield curve by purchasing longer-dated agency securities.

Q	How were the tax-exempt Funds invested?

A	Collectively, the tax-exempt Funds had investments in variable rate demand notes (“VRDNs”), tax-exempt commercial paper, tax anticipation notes, general obligation bonds, revenue bonds and municipal put bonds during the Reporting Period.

At the beginning of the Reporting Period, the tax-exempt yield curve, or spectrum of maturities, flattened, meaning the differential in yields between shorter-term and longer- term maturities narrowed. Non-traditional buyers found tax-exempt VRDNs attractive as repos, which are taxable securities, were in short supply. With the yield on high quality one-year municipal securities between 0.25% and 0.28%, we had little incentive to extend the weighted average maturity of the tax-exempt Funds. In November, amid continued uncertainty about Europe’s financial problems, demand for high quality tax-exempt paper was strong.

During December, the SIFMA Municipal Swap Index, an index of seven-day VRDNs, fell to 0.10% as the market anticipated robust demand by those seeking to reinvest January 1st coupon payments and the proceeds of maturing securities. Although the tax-exempt yield curve remained relatively flat, we selectively extended the weighted average maturity of the tax-exempt Funds by purchasing high quality state general obligation (“GO”) bonds with serial (or, staggered) maturity dates.

In January 2012, after reaching an all-time low of seven basis points, the SIFMA Municipal Swap Index increased to eight basis points. (A basis point is 1/100th of a percentage point.) While demand slowed marginally, it remained strong for high quality one-year tax-exempt securities. We continued to invest in high quality state GO paper. In February, demand for tax-exempt securities remained solid and more supply was available. The SIFMA Municipal Swap Index rose to 16 basis points. Investors generally avoided tax-exempt securities backed by certain financial institutions as they sought to mitigate the risk of potential bank downgrades.

PORTFOLIO RESULTS

Early in March, VRDN supply decreased as a result of first-of-the-month coupon payments and continued purchases by non-traditional buyers. Later in the month, as the SIFMA Municipal Swap Index closed at 19 basis points, the short-term tax-exempt market became rich relative to taxable alternatives, reducing the interest of non-traditional buyers. Near the middle of April, the tax-exempt market experienced investment outflows, most likely because of income tax-related redemptions. In the last two weeks of April, VRDN supply was $12 billion, significantly higher than the 2012 year-to-date average of approximately $7.5 billion. VRDN prices declined as a result of the larger supply, and we took advantage of the opportunity to purchase select one-year maturities.

Significant investment outflows virtually ended during the first week of May, as income tax-related redemptions subsided and coupon payments and maturity proceeds were reinvested. We had little incentive to extend the weighted average maturity of the tax-exempt Funds because of continued uncertainty in Europe, the flat tax-exempt yield curve and April’s investment outflows. Indeed, during May, we selectively reduced the weighted average maturity of the tax-exempt Funds.

In June, with one-year notes trading in a range of between 0.18% and 0.21%, we maintained the weighted average maturity of the tax-exempt Funds between 20 days and 25 days. In July, coupon payments and maturing securities flooded the tax-exempt money markets with $5 billion in cash. We saw little value in extending the weighted average maturity of the tax-exempt funds because the tax-exempt yield curve had inverted in late July, meaning shorter-term rates had moved higher than longer-term rates. In August, supply conditions in the tax-exempt money markets improved as one-month maturities were reinvested and investment outflows increased.

Q	How did you manage the taxable Funds’ weighted average maturity during the Reporting Period?

A	We maintained the taxable Funds weighted average maturity between 15 days and 40 days at the beginning of the Reporting Period, primarily because the yield curve was extremely flat, and we believed the European sovereign debt crisis would continue to be a source of uncertainty. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

In October, based on our expectation that the yield curve would continue to flatten, we extended the taxable Funds’ weighted average maturity to between 45 days and 50 days. In November, with the yield curve remaining very flat, the taxable Funds’ weighted average maturity was between 35 days and 60 days. In December, the taxable Funds’ weighted average maturity was in a range between 40 days and 60 days, largely because we believed the U.S. fixed income market would remain for some time a refuge from the turmoil in Europe. We also purchased in December some longer-dated government agency securities. At year-end 2011, we reinvested the proceeds of maturing securities into select repos and time deposits. In January and February, the taxable Funds’ weighted average maturity remained short in a range of between 40 days and 50 days.

In March, we extended the weighted average maturity of the taxable Funds to between 40 days and 60 days. Because we anticipated additional downgrades of financial institutions by Moody’s, we reduced the taxable Funds’ exposure to the banks we believed could have their short-term credit rating lowered. In April and May, we maintained the taxable Funds’ weighted average maturity in a range of between 40 days and 60 days. Also, during May, we purchased some one-year U.S. government securities. In June, we extended the taxable Funds’ weighted average maturity to between 45 days and 60 days, shifting cash out of overnight repos and into longer-maturity U.S. agency and Treasury securities. In July, we continued to extend the taxable Funds’ weighted average maturity, moving to a range of between 50 days and 60 days. During August, we shifted cash out of overnight time deposits and into overnight repos, seeking to capture higher yields, and maintained the taxable Funds’ weighted average maturity in a range of between 45 days and 60 days.

Q	How did you manage the tax-exempt Funds’ weighted average maturity during the Reporting Period?

A	During the Reporting Period, because the tax-exempt yield curve was relatively flat, we generally maintained the tax- exempt Funds’ weighted average maturity between 20 days and 30 days.

PORTFOLIO RESULTS

Q	How did you manage the taxable and tax-exempt Funds’ weighted average life during the Reporting Period?

A	During the Reporting Period, we managed the weighted average life of all the taxable and tax-exempt Funds below 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A	As mentioned earlier, we made adjustments to the Funds’ weighted average maturity based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	We do not believe there is value in sacrificing liquidity or quality in exchange for opportunities that only modestly increase yield potential, and so we expect to keep the Funds conservatively positioned as we continue to focus on preservation of capital and daily liquidity. As always, we will continue to use our actively managed approach to seek the best possible return within the framework of the Funds’ investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

FUND BASICS

Financial Square Funds

as of August 31, 2012

PERFORMANCE REVIEW[1]
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[2] FST Shares	iMoneynet Institutional Average[3]
Federal	0.01%	0.01	%(4)
Government	0.03	0.01	(4)
Money Market	0.17	0.06	(5)
Prime Obligations	0.12	0.06	(5)
Tax-Exempt California	0.01	0.03	(6)
Tax-Exempt New York	0.01	0.05	(6)
Tax-Free Money Market	0.02	0.02	(7)
Treasury Instruments	0.00	0.00	(8)
Treasury Obligations	0.01	0.01	(9)

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment return will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

Each of the Government, Treasury Obligations, Money Market, Treasury Instruments, Federal and Tax-Free Money Market Funds offers nine separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), each of the Tax-Exempt California and Tax-Exempt New York Funds offers four separate classes of shares (FST, Administration, Service and Cash Management), and the Prime Obligations Fund offers eleven separate classes of shares (FST, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The FST Shares do not have distribution (12b-1), administration or shareholder service fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class B and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution (12b-1), administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution (12b-1), administration and/or shareholder service fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.15%, Administration Shares (for all other Funds) pay 0.25%, Service Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 0.40%, Service Shares (for all other Funds) pay 0.50%, Cash Management Shares (for Tax-Exempt California and Tax-Exempt New York Funds) pay 1.00%, Cash Management Shares (for all other Funds) pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, and Class B and Class C Shares each pay 1.00%.

If these fees were reflected in the above performance, performance would have been reduced.

An investment in any of the Financial Square Funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s performance reflects the reinvestment of dividends and other distributions. A Fund’s performance does not reflect the deduction of any applicable sales charges.

[3]	Source: iMoneyNet, Inc. August 2012
[4]

Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[5]

First Tier Institutional — Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[6]

Tax-Free State-Specific — Category includes all retail and institutional State-Specific money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[7]

Tax-Free National — Category includes all retail and institutional national tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper, and other tax-free holdings.

[8]	Treasury Institutional — Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.
[9]	Treasury & Repo Institutional — Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[1,10]
For the period ended 6/30/12	SEC 7-Day Current Yield[11]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Federal	0.00%	0.01%	1.04%	1.85%	2.91%	2/28/97
Government	0.05	0.02	1.08	1.90	3.33	4/6/93
Money Market	0.19	0.16	1.21	1.99	3.43	5/18/94
Prime Obligations	0.13	0.10	1.17	1.96	3.71	3/8/90
Tax-Exempt California	0.01	0.01	0.65	1.17	2.37	10/4/88
Tax-Exempt New York	0.01	0.01	0.68	1.19	2.09	2/15/91
Tax-Free Money Market	0.03	0.03	0.85	1.42	2.23	7/19/94
Treasury Instruments	0.00	0.00	0.73	1.62	2.65	3/3/97
Treasury Obligations	0.01	0.01	0.81	1.72	3.50	4/25/90

[10]	Standardized Average Annual Total Returns are average annual total returns of FST Shares as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value.

Because FST Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment return will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[11]

The SEC 7-Day Current Yield figures are as of 6/30/12 and are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Standardized Average Annual Total Return figures.

YIELD SUMMARY

SUMMARY OF THE FST SHARES[1] AS OF 8/31/12
Funds	7-Day Dist. Yield[12]	SEC 7-Day Current Yield[13]	SEC 7-Day Effective Yield[13]	30-Day Average Yield[14]	Weighted Avg. Maturity (days)[15]	Weighted Avg. Life (days)[16]
Federal	0.01%	0.00%	0.00%	0.01%	57	89
Government	0.04	0.04	0.04	0.04	50	76
Money Market	0.15	0.15	0.15	0.15	52	90
Prime Obligations	0.12	0.12	0.12	0.12	51	92
Tax-Exempt California	0.01	0.01	0.01	0.01	19	21
Tax-Exempt New York	0.01	0.01	0.01	0.01	15	16
Tax-Free Money Market	0.01	0.01	0.01	0.01	28	28
Treasury Instruments	0.00	0.00	0.00	0.00	50	50
Treasury Obligations	0.01	0.01	0.01	0.01	42	42

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.goldmansachs.com to obtain the most recent month-end performance.

[12]

The 7-Day Distribution yield is the average total return over the previous seven days. It is the Fund’s total income net of expenses, divided by the total number of outstanding shares. This yield can include capital gain/loss distribution, if any. This is not a SEC Yield.

[13]

The SEC 7-Day Current Yield and SEC 7-Day Effective Yield of a Fund are calculated in accordance with securities industry regulations and do not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[14]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution.

[15]

A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[16]

A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17]
as of August 31, 2012
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit — Eurodollar	—	—	1.0%	—	—	—
Certificates of Deposit — Yankeedollar	—	—	6.1	—	—	—
Commercial Paper & Corporate Obligations	—	—	16.3	16.2%	—	—
Fixed Rate Municipal Debt Obligation	—	—	0.2	—	—	—
Repurchase Agreements	—	71.1%	29.4	29.1	—	79.9%
Time Deposits	—	—	3.8	3.3	—	—
U.S. Government Agency Obligations	72.1%	28.0	17.3	24.0	—	—
U.S. Treasury Obligations	28.4	1.4	3.8	6.4	100.0%	20.0
Variable Rate Municipal Debt Obligations	—	—	8.4	14.6	—	—
Variable Rate Obligations	—	—	14.9	6.4	—	—
[17]

Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAXABLE FUNDS[17] (continued)
as of August 31, 2011
Security Type (Percentage of Net Assets)	Federal	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations
Certificates of Deposit — Eurodollar	—	—	3.2%	—	—	—
Certificates of Deposit — Yankeedollar	—	—	6.5	—	—	—
Commercial Paper & Corporate Obligations	—	—	14.0	25.7%	—	—
Municipal Debt Obligations	—	—	0.2	0.8	—	—
Repurchase Agreements	—	45.1%	24.9	36.1	—	80.9%
Time Deposits	—	—	18.2	0.5	—	—
U.S. Government Agency Obligations	86.3%	50.4	11.4	15.6	—	—
U.S. Government Guarantee	—	1.3	—	—	—	—
U.S. Government Guarantee Variable Rate Obligations	—	6.4	—	—	—	—
U.S. Treasury Obligations	7.1	0.6	—	—	102.7%	18.8
Variable Rate Municipal Debt Obligations	—	—	12.9	20.1	—	—
Variable Rate Obligations	—	—	10.3	3.7	—	—

[17]

Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

SECTOR ALLOCATIONS

TAX-EXEMPT FUNDS[18]
as of August 31, 2012
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Bond Anticipation Notes	—	—	0.6%
Commercial Paper	5.7%	2.0%	11.0
General Obligation Bonds	—	—	2.3
Pre-Refunded Bonds	—	—	0.1
Put Bonds	1.7	—	—
Revenue Anticipation Notes	1.2	—	1.6
Revenue Bonds	1.6	5.9	0.5
Tax and Revenue Anticipation Notes	2.7	—	3.3
Tax Anticipation Notes	—	—	0.3
Variable Rate Obligations	87.0	92.0	80.1
as of August 31, 2011
Security Type (Percentage of Net Assets)	Tax-Exempt California	Tax-Exempt New York	Tax-Free Money Market
Commercial Paper	3.2%	4.6%	8.2%
General Obligation Bonds	0.5	—	0.6
Pre-Refunded Bonds	—	—	0.2
Put Bonds	—	0.3	0.7
Revenue Anticipation Notes	—	—	—
Revenue Bonds	—	6.0	1.1
Tax and Revenue Anticipation Notes	—	—	3.0
Tax Anticipation Notes	—	—	0.3
Variable Rate Obligations	96.0	89.7	85.0

[18]

Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 72.1%
Federal Farm Credit Bank
$183,000,000	0.200%		09/04/12	$182,999,646
5,050,000	4.500		10/17/12	5,077,587
24,000,000	0.608	(a)	11/01/12	24,000,000
137,755,000	0.236	(a)	11/27/12	137,758,396
38,200,000	0.612	(a)	12/14/12	38,200,000
100,000,000	0.609	(a)	01/03/13	100,000,000
66,630,000	0.217	(a)	01/24/13	66,629,830
96,230,000	0.396	(a)	01/25/13	96,233,330
50,000,000	0.186	(a)	01/28/13	49,995,999
71,150,000	0.174	(a)	02/04/13	71,131,735
222,000,000	0.389	(a)	02/07/13	221,991,917
63,620,000	1.750		02/21/13	64,084,744
61,520,000	0.226	(a)	02/22/13	61,517,185
42,200,000	0.190		03/01/13	42,193,120
10,000,000	0.207	(a)	03/18/13	9,999,486
100,000,000	0.191	(a)	04/09/13	99,988,074
79,500,000	0.208	(a)	04/17/13	79,493,500
19,480,000	0.286	(a)	04/26/13	19,487,709
100,000,000	0.223	(a)	07/08/13	99,991,366
250,000,000	0.149	(a)	09/13/13	249,959,762
15,800,000	0.205	(a)	07/25/14	15,791,103
70,000,000	0.000	(a)(b)	09/04/14	69,975,218
Federal Home Loan Bank
163,000,000	0.226	(a)	09/04/12	163,000,669
850,000,000	0.102		09/05/12	849,990,367
495,468,000	0.104		09/05/12	495,462,275
127,500,000	0.200		09/06/12	127,500,743
556,000,000	0.115		09/07/12	555,989,343
169,705,000	0.117		09/07/12	169,701,691
36,000,000	0.130		09/26/12	35,996,750
39,000,000	0.240		09/28/12	38,999,889
5,000,000	0.120		10/03/12	4,999,467
38,695,000	0.100		10/05/12	38,691,345
21,300,000	0.135		10/05/12	21,297,284
249,000,000	0.130		10/12/12	248,963,134
105,600,000	0.115		10/17/12	105,584,483
124,490,000	0.120		10/17/12	124,470,911
107,700,000	0.130		10/17/12	107,682,110
167,565,000	0.120		10/19/12	167,538,190
79,100,000	0.115		10/24/12	79,086,608
658,911,000	0.120		10/24/12	658,794,592
56,050,000	0.220		10/24/12	56,047,245
747,300,000	0.120		10/26/12	747,162,995
18,950,000	0.220		10/26/12	18,952,498
450,100,000	0.120		10/31/12	450,009,980
1,100,000	0.120		11/02/12	1,099,773
9,700,000	0.200		12/06/12	9,698,629
9,700,000	0.300		12/06/12	9,700,000
24,000,000	0.300		12/07/12	24,000,000
38,700,000	0.210		12/10/12	38,695,357
78,400,000	0.210		12/13/12	78,390,309
33,600,000	0.300		12/14/12	33,600,000
9,600,000	0.300		12/17/12	9,600,000
69,400,000	0.210		12/19/12	69,390,399
69,400,000	0.210		12/21/12	69,390,755
75,000,000	0.210		12/27/12	74,994,329

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$12,700,000	0.200%		12/28/12	$12,697,793
37,100,000	0.210		12/28/12	37,094,746
25,800,000	0.300		01/11/13	25,800,000
30,000,000	0.160		01/18/13	29,995,082
43,500,000	0.170		02/01/13	43,494,908
30,000,000	0.160		02/15/13	29,994,091
19,190,000	0.125		03/01/13	19,179,734
48,000,000	0.200		03/06/13	47,991,904
25,265,000	1.625		03/20/13	25,457,471
32,600,000	0.210		05/17/13	32,590,111
33,500,000	0.200		05/22/13	33,487,231
19,800,000	0.230		05/23/13	19,796,668
1,685,000	0.230		05/24/13	1,684,653
51,000,000	0.230		05/29/13	50,991,222
13,500,000	0.230		06/07/13	13,497,599
5,500,000	0.280		06/10/13	5,500,000
20,100,000	0.350		06/10/13	20,114,889
33,500,000	0.230		06/12/13	33,493,935
1,400,000	0.300		06/13/13	1,400,000
1,060,000	1.625		06/14/13	1,071,371
2,370,000	3.750		06/14/13	2,434,811
33,500,000	0.230		06/18/13	33,493,727
9,275,000	0.400		06/19/13	9,285,756
46,400,000	0.250		06/20/13	46,397,282
39,900,000	0.420		06/21/13	39,953,086
19,875,000	1.875		06/21/13	20,132,502
28,000,000	0.240		06/27/13	27,992,201
29,500,000	0.125		06/28/13	29,466,499
56,700,000	0.240		06/28/13	56,692,793
26,600,000	0.290		07/01/13	26,600,000
23,350,000	0.330		07/01/13	23,363,025
6,000,000	0.250		07/02/13	5,999,331
100,000,000	0.183	(a)	07/08/13	99,956,982
6,475,000	0.350		07/11/13	6,480,359
32,810,000	0.500		08/28/13	32,896,620
7,690,000	2.625		09/13/13	7,877,631
10,115,000	4.500		09/16/13	10,560,577
66,000,000	0.219	(a)	08/15/14	65,973,715
Tennessee Valley Authority Discount Notes
20,000,000	0.120		10/11/12	19,997,333

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$8,541,869,465

U.S. Treasury Obligations – 28.4%
United States Cash Management Bill
$2,500,000,000	0.125%		09/17/12	$2,499,861,111
United States Treasury Notes
243,000,000	1.375		09/15/12	243,115,410
74,000,000	0.375		09/30/12	74,015,091
26,000,000	4.250		09/30/12	26,084,309
150,000,000	1.375		10/15/12	150,228,609
25,000,000	2.750		02/28/13	25,312,378
5,000,000	0.375		06/30/13	5,005,416

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE FEDERAL FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$180,000,000	3.375%	06/30/13	$184,655,130
153,000,000	1.000	07/15/13	154,006,507

TOTAL U.S. TREASURY OBLIGATIONS			$3,362,283,961

TOTAL INVESTMENTS – 100.5%			$11,904,153,426

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(65,052,526)

NET ASSETS – 100.0%			$11,839,100,900

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 28.0%
Federal Farm Credit Bank
$49,800,000	0.608	%(a)	11/01/12	$49,800,000
97,500,000	0.612	(a)	12/14/12	97,500,000
30,000,000	0.186	(a)	01/28/13	29,997,600
175,000,000	0.389	(a)	02/07/13	174,961,711
35,000,000	0.207	(a)	03/18/13	34,998,201
100,000,000	0.191	(a)	04/09/13	99,988,073
35,000,000	0.208	(a)	04/17/13	34,999,464
180,000,000	0.000	(a)(b)	09/04/14	179,936,275
Federal Home Loan Bank
50,000,000	0.200		09/06/12	49,999,770
79,000,000	0.240		09/28/12	78,999,775
123,000,000	0.220		10/24/12	122,993,955
298,000,000	0.230		10/26/12	297,989,270
100,000,000	0.230		10/30/12	99,996,141
56,300,000	0.230		11/07/12	56,297,531
34,700,000	0.200		12/06/12	34,695,094
34,700,000	0.300		12/06/12	34,700,000
87,700,000	0.300		12/07/12	87,700,000
138,900,000	0.210		12/10/12	138,883,335
264,400,000	0.210		12/13/12	264,367,319
122,500,000	0.300		12/14/12	122,500,000
35,000,000	0.300		12/17/12	35,000,000
161,800,000	0.210		12/19/12	161,777,615
161,900,000	0.210		12/21/12	161,878,434
175,000,000	0.210		12/27/12	174,986,767
76,500,000	0.200		12/28/12	76,486,706
137,100,000	0.210		12/28/12	137,080,586
250,000,000	0.210		01/04/13	249,971,150
165,200,000	0.300		01/11/13	165,200,000
20,000,000	0.160		01/18/13	19,996,721
50,000,000	0.160		01/24/13	49,991,450
100,000,000	0.170		02/01/13	99,988,295
170,000,000	0.160		02/15/13	169,966,518
40,240,000	0.125		03/01/13	40,218,472
22,000,000	0.125		03/05/13	21,987,969
100,000,000	0.200		03/06/13	99,983,133
53,100,000	1.625		03/20/13	53,504,521
250,000,000	0.240		04/16/13	249,979,341
272,160,000	0.200		04/30/13	272,073,240
100,000,000	0.300		05/07/13	100,031,646
80,860,000	0.210		05/17/13	80,835,471
83,100,000	0.200		05/22/13	83,068,325
49,100,000	0.230		05/23/13	49,091,736
4,100,000	0.230		05/24/13	4,099,157
125,000,000	0.230		05/29/13	124,978,484
33,200,000	0.230		06/07/13	33,194,095
13,500,000	0.280		06/10/13	13,500,000
49,900,000	0.350		06/10/13	49,936,963
83,100,000	0.230		06/12/13	83,084,955
3,300,000	0.300		06/13/13	3,300,000
22,380,000	1.625		06/14/13	22,618,008
83,100,000	0.230		06/18/13	83,084,440
121,500,000	0.250		06/20/13	121,492,882
96,200,000	0.420		06/21/13	96,327,991
47,055,000	1.875		06/21/13	47,664,386
75,925,000	0.240		06/27/13	75,903,853

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$77,600,000	0.125%		06/28/13	$77,511,875
146,900,000	0.240		06/28/13	146,881,334
64,890,000	0.290		07/01/13	64,890,000
90,000,000	0.250		07/02/13	89,980,250
92,460,000	0.250		07/05/13	92,449,534
19,000,000	0.183	(a)	07/08/13	18,991,827
65,540,000	0.350		07/09/13	65,588,213
22,720,000	0.350		07/11/13	22,738,251
40,000,000	0.180	(a)	07/15/13	39,982,405
35,005,000	0.280		08/13/13	35,010,341
19,900,000	0.250		09/06/13	19,899,232
14,160,000	5.250		09/13/13	14,888,109
188,000,000	0.219	(a)	08/15/14	187,925,128
Federal Home Loan Mortgage Corporation
29,913,000	0.194	(a)	02/04/13	29,907,897
240,000,000	0.197	(a)	03/21/13	239,960,129
31,153,000	0.750		03/28/13	31,244,697
7,070,000	4.000		06/12/13	7,274,887
39,050,000	0.188	(a)	06/17/13	39,039,931
300,000,000	0.214	(a)	11/04/13	299,893,167
Federal National Mortgage Association
43,765,000	0.260	(a)	10/18/12	43,767,565
692,000,000	0.428	(a)	12/20/12	691,967,416
330,000,000	0.266	(a)	12/28/12	329,978,404
204,808,000	4.375		03/15/13	209,341,999
350,000,000	0.344	(a)	05/17/13	349,923,690
9,465,000	1.500		06/26/13	9,561,042
9,490,000	4.375		07/17/13	9,828,430
134,388,000	0.500		08/09/13	134,684,519
14,335,000	1.000		09/23/13	14,448,041
150,000,000	0.205	(a)	10/03/13	149,933,860
300,000,000	0.210	(a)	11/14/13	299,891,198

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$9,170,970,195

U.S. Treasury Obligations – 1.4%
United States Treasury Notes
$50,000,000	2.750%		02/28/13	$50,624,756
200,000,000	1.375		03/15/13	201,244,960
12,000,000	0.375		06/30/13	12,012,999
138,000,000	3.375		06/30/13	141,568,776
76,000,000	1.000		07/15/13	76,491,963

TOTAL U.S. TREASURY OBLIGATIONS				$481,943,454

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$9,652,913,649

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – 71.1%
ABN Amro Bank N.V.
$500,000,000	0.180%		09/04/12	$500,000,000
Maturity Value: $500,010,000

Collateralized by U.S. Treasury Bond, 4.250%, due 11/15/40,
U.S. Treasury Inflation-Indexed Bond, 1.750%, due 01/15/28,
U.S. Treasury Note, 2.000% to 3.500%, due 04/30/16 to
05/15/20 and U.S. Treasury Inflation-Indexed Note, 1.250%,
due 07/15/20. The aggregate market value of the collateral,
including accrued interest, was $510,000,021.

500,000,000	0.200		09/04/12	500,000,000
Maturity Value: $500,011,111

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 2.000%
to 2.375%, due 01/15/26 to 01/15/27 and U.S. Treasury Notes,
0.125% to 2.375%, due 12/31/13 to 05/31/18. The aggregate
market value of the collateral, including accrued interest, was
$510,000,103.

Bank of America, N.A.
500,000,000	0.200		09/04/12	500,000,000
Maturity Value: $500,011,111
Collateralized by Federal National Mortgage Association, 3.500%, due 12/01/41 to 01/01/42. The aggregate market value of the collateral, including accrued interest, was $515,000,000.

Bank of Nova Scotia (The)
500,000,000	0.240	(a)(d)	09/07/12	500,000,000
Maturity Value: $500,293,335
Settlement Date: 07/16/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 07/01/26 to 04/01/42, Federal National Mortgage
Association, 3.000% to 5.500%, due 02/01/26 to 04/01/42 and
Government National Mortgage Association, 5.000%, due
09/15/39. The aggregate market value of the collateral,
including accrued interest, was $518,652,157.

350,000,000	0.210	(a)(d)	09/07/12	350,000,000
Maturity Value: $350,185,791
Settlement Date: 08/28/12

Collateralized by U.S. Treasury Bills, 0.000%, due 09/27/12 to
05/30/13, U.S. Treasury Bonds, 3.000% to 6.625%, due
08/15/23 to 05/15/42, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 3.875%, due 01/15/26 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.625%, due 07/15/13 to
07/15/21 and U.S. Treasury Notes, 0.125% to 4.750%, due
10/15/12 to 08/15/21. The aggregate market value of the
collateral, including accrued interest, was $357,014,604.

200,000,000	0.230	(a)(d)	09/07/12	200,000,000
Maturity Value: $200,230,000
Settlement Date: 08/30/12
Collateralized by Federal National Mortgage Association, 3.500%, due 12/01/31 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $206,310,475.

Barclays Capital, Inc.
85,500,000	0.190		09/04/12	85,500,000
Maturity Value: $85,501,805
Collateralized by Government National Mortgage Association, 4.500%, due 09/20/41. The market value of the collateral, including accrued interest, was $87,210,000.

Repurchase Agreements(c) – (continued)
Barclays Capital, Inc. – (continued)
$500,000,000	0.200%		09/07/12	$500,000,000
Maturity Value: $500,102,778
Settlement Date: 08/01/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 07/01/25 to 08/01/42, Federal National Mortgage
Association, 3.000% to 4.500%, due 03/01/20 to 09/01/42 and
Government National Mortgage Association, 2.500% to
6.500%, due 04/15/25 to 03/20/42. The aggregate market value of the collateral, including accrued interest, was $510,000,002.

BNP Paribas Securities Corp.
400,000,000	0.180		09/04/12	400,000,000
Maturity Value: $400,008,000
Collateralized by U.S. Treasury Note, 0.375% to 1.000%, due 06/15/15 to 10/31/16. The aggregate market value of the collateral, including accrued interest, was $408,000,011.
500,000,000	0.190		09/04/12	500,000,000
Maturity Value: $500,010,556

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.500%, due 04/01/25 to 07/01/42, Federal National Mortgage
Association, 2.500% to 7.000%, due 12/01/17 to 08/01/42 and
Government National Mortgage Association 4.000% to
5.000%, due 04/15/38 to 07/20/42. The aggregate market value of the collateral, including accrued interest, was $510,000,000.

525,000,000	0.220	(a)(d)	09/07/12	525,000,000
Maturity Value: $525,583,916
Settlement Date: 03/12/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
5.500%, due 12/01/21 to 08/01/42, Federal National Mortgage
Association, 3.000% to 6.000%, due 11/01/25 to 08/01/42 and
Government National Mortgage Association, 3.500% to
6.000%, due 08/20/24 to 10/15/41. The aggregate market value of the collateral, including accrued interest, was $535,499,999.

550,000,000	0.220	(a)	09/12/12	550,000,000
Maturity Value: $550,332,749
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
5.500%, due 08/01/37 to 08/01/42, Federal National Mortgage
Association, 2.500% to 6.500%, due 10/01/21 to 08/01/42 and
Government National Mortgage Association, 4.000% to
5.000%, due 05/15/18 to 11/20/40. The aggregate market value of the collateral, including accrued interest, was $561,000,000.

1,000,000,000	0.190	(a)(d)	09/07/12	1,000,000,000
Maturity Value: $1,000,168,890
Settlement Date: 08/16/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 02/01/25 to 08/01/42, Federal National Mortgage
Association, 2.500% to 6.500%, due 06/01/23 to 07/01/42 and
Government National Mortgage Association, 4.000% to
5.000%, due 01/15/20 to 05/20/42. The aggregate market value of the collateral, including accrued interest, was
$1,019,999,998.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
BNP Paribas Securities Corp. – (continued)
$1,000,000,000	0.250	%(a)(d)	09/07/12	$1,000,000,000
Maturity Value: $1,000,652,774
Settlement Date: 06/15/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.500%, due 05/01/18 to 01/01/42, Federal National Mortgage
Association, 2.500% to 6.500%, due 07/01/19 to 01/01/48 and
Government National Mortgage Association, 4.000% to
5.000%, due 08/15/18 to 06/15/42. The aggregate market value of the collateral, including accrued interest, was
$1,020,000,000.

500,000,000	0.220	(a)	09/19/12	500,000,000
Maturity Value: $500,323,888
Settlement Date: 06/05/12

Collateralized by Federal Home Loan Bank, 0.000% to 3.750%,
due 11/21/12 to 07/05/22, Federal National Mortgage
Association, 0.000% to 0.790%, due 11/21/12 to 06/11/15. The
aggregate market value of the collateral, including accrued
interest, was $510,000,803.

BNYMellon Investments
300,000,000	0.190		09/04/12	300,000,000
Maturity Value: $300,006,333
Collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41. The market value of the collateral, including accrued interest, was $308,603,528.

Citibank, N.A.
1,500,000,000	0.200		09/06/12	1,500,000,000
Maturity Value: $1,500,058,333
Settlement Date: 08/30/12

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
12.000%, due 10/01/12 to 05/01/48 and Federal National
Mortgage Association, 2.500% to 12.500%, due 09/01/12 to
09/01/50. The aggregate market value of the collateral,
including accrued interest, was $1,530,000,009.

Citigroup Global Markets, Inc.
850,000,000	0.200		09/04/12	850,000,000
Maturity Value: $850,018,889

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 12/01/18 to 08/01/42 and Federal National
Mortgage Association, 2.500% to 7.000%, due 07/01/19 to
08/01/42. The aggregate market value of the collateral,
including accrued interest, was $867,000,004.

Credit Agricole Corporate and Investment Bank
1,500,000,000	0.210	(a)(d)	09/07/12	1,500,000,000
Maturity Value: $1,500,533,747
Settlement Date: 08/16/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 03/01/26 to 09/01/42 and Federal National
Mortgage Association, 3.500% to 6.500%, due 01/01/26 to
09/01/42. The aggregate market value of the collateral,
including accrued interest, was $1,544,999,999.

Repurchase Agreements(c) – (continued)
Credit Suisse Securities (USA) LLC
$500,000,000	0.270%		10/15/12	$500,000,000
Maturity Value: $500,363,750
Settlement Date: 07/10/12
Collateralized by Federal National Mortgage Association, 2.000% to 8.500%, due 07/01/16 to 04/01/48. The aggregate market value of the collateral, including accrued interest, was $510,003,974.
1,100,000,000	0.230		11/30/12	1,100,000,000
Maturity Value: $1,100,653,583
Settlement Date: 08/29/12
Collateralized by Federal National Mortgage Association, 2.000% to 12.500%, due 07/01/13 to 11/01/48. The aggregate market value of the collateral, including accrued interest, was $1,122,000,336.

Deutsche Bank Securities, Inc.
120,000,000	0.210		09/04/12	120,000,000
Maturity Value: $120,002,800
Collateralized by Federal National Mortgage Association, 3.500% to 5.500%, due 05/01/40 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $123,600,001.
550,000,000	0.250		10/15/12	550,000,000
Maturity Value: $550,374,306
Settlement Date: 07/09/12

Collateralized by Federal Home Loan Mortgage Corp., 4.500%,
due 08/01/25, Federal National Mortgage Association, 3.000%
to 7.000%, due 04/01/25 to 07/01/42 and Government National
Mortgage Association, 3.000% to 5.000%, due 04/20/27 to
01/20/42. The aggregate market value of the collateral,
including accrued interest, was $566,982,370.

100,000,000	0.250		11/19/12	100,000,000
Maturity Value: $100,063,194
Settlement Date: 08/20/12
Collateralized by Federal National Mortgage Association, 3.000% to 7.000%, due 03/01/25 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $103,086,882.
1,000,000,000	0.240		11/30/12	1,000,000,000
Maturity Value: $1,000,613,333
Settlement Date: 08/30/12
Collateralized by Federal National Mortgage Association, 3.000% to 6.000%, due 08/01/27 to 09/01/42. The aggregate market value of the collateral, including accrued interest, was $1,030,909,717.

ING Financial Markets LLC
250,000,000	0.190		09/04/12	250,000,000
Maturity Value: $250,005,278

Collateralized by Federal Home Loan Bank, 0.500%, due
08/28/13 and Federal National Mortgage Association, 1.375%
to 6.250%, due 10/15/14 to 05/15/29. The aggregate market
value of the collateral, including accrued interest, was
$255,002,346.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
ING Financial Markets LLC – (continued)
$350,000,000	0.270	%(a)(d)	09/07/12	$350,000,000
Maturity Value: $350,252,000
Settlement Date: 07/11/12

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
6.000%, due 11/01/26 to 06/01/42 and Federal National
Mortgage Association, 3.500% to 6.000%, due 01/01/19 to
07/01/42. The aggregate market value of the collateral,
including accrued interest, was $357,000,015.

500,000,000	0.240	(a)(d)	09/07/12	500,000,000
Maturity Value: $500,306,668
Settlement Date: 08/15/12

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
5.500%, due 03/01/26 to 02/01/42 and Federal National
Mortgage Association, 3.000% to 5.500%, due 08/01/25 to
02/01/42. The aggregate market value of the collateral,
including accrued interest, was $510,000,027.

1,100,000,000	0.240	(a)(d)	09/07/12	1,100,000,000
Maturity Value: $1,101,327,340

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.000%, due 05/01/36 to 07/01/42 and Federal National
Mortgage Association, 2.500% to 7.000%, due 02/01/13 to
10/01/51. The aggregate market value of the collateral,
including accrued interest, was $1,122,003,874.

Joint Repurchase Agreement Account III
1,619,800,000	0.196		09/04/12	1,619,800,000
Maturity Value: $1,619,835,303

Merrill Lynch Government Securities, Inc.
150,000,000	0.200		09/04/12	150,000,000
Maturity Value: $150,003,333
Collateralized by Federal National Mortgage Association, 4.000%, due 02/01/42 to 03/01/42. The aggregate market value of the collateral, including accrued interest, was $154,500,001.

RBC Capital Markets LLC
500,000,000	0.190		09/04/12	500,000,000
Maturity Value: $500,010,556

Collateralized by Federal Home Loan Mortgage Corp., 4.000%,
due 11/01/40, Federal National Mortgage Association, 4.000%
to 4.500%, due 02/01/41 to 05/01/42 and U.S. Treasury Bond,
4.500%, due 02/15/36. The aggregate market value of the
collateral, including accrued interest, was $510,000,000.

250,000,000	0.190		09/17/12	250,000,000
Maturity Value: $250,042,222
Settlement Date: 08/16/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.500%, due 04/01/20 to 08/01/42, Federal National Mortgage
Association, 3.000% to 6.000%, due 05/01/15 to 09/01/42 and
Government National Mortgage Association, 3.500%, due
06/20/42. The aggregate market value of the collateral,
including accrued interest, was $255,000,002.

Repurchase Agreements(c) – (continued)
RBS Securities, Inc.
$750,000,000	0.200%		09/04/12	$750,000,000
Maturity Value: $750,016,667
Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 6.000%, due 03/01/13 to 09/01/42. The aggregate market value of the collateral, including accrued interest, was $765,000,180.

Societe Generale
300,000,000	0.190		09/04/12	300,000,000
Maturity Value: $300,006,333
Collateralized by Government National Mortgage Association, 4.500% to 6.000%, due 06/20/34 to 02/20/42. The aggregate market value of the collateral, including accrued interest, was $309,000,002.
2,000,000,000	0.200		09/04/12	2,000,000,000
Maturity Value: $2,000,044,444

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 12/01/40 to 05/01/42 and Federal National
Mortgage Association, 2.500% to 5.000%, due 10/01/26 to
09/01/42. The aggregate market value of the collateral,
including accrued interest, was $2,060,000,000.

TD Securities (USA) LLC
200,000,000	0.180		09/04/12	200,000,000
Maturity Value: $200,004,000

Collateralized by Federal Farm Credit Bank, 0.150% to 5.700%,
due 10/24/12 to 11/10/20 and Federal Home Loan Bank,
0.125% to 3.125%, due 10/26/12 to 11/20/15. The aggregate
market value of the collateral, including accrued interest, was
$204,000,260.

UBS Securities LLC
50,000,000	0.170		09/04/12	50,000,000
Maturity Value: $50,000,944
Collateralized by U.S. Treasury Inflation-Indexed Note, 1.250%, due 07/15/20. The market value of the collateral, including accrued interest, was $51,000,049.
125,000,000	0.200		09/04/12	125,000,000
Maturity Value: $125,002,778

Collateralized by Federal National Mortgage Association,
3.000%, due 04/01/27 and Government National Mortgage
Association, 5.000%, due 06/20/41 to 08/20/42. The aggregate market value of the collateral, including accrued interest, was
$127,500,001.

TOTAL REPURCHASE AGREEMENTS				$23,275,300,000

TOTAL INVESTMENTS – 100.5%				$32,928,213,649

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%				(171,585,133)

NET ASSETS – 100.0%				$32,756,628,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(b)	All or a portion represents a forward commitment.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

(c)	Unless noted, all repurchase agreements were entered into on August 31, 2012. Additional information on Joint Repurchase Agreement Account III appears on page 57.
(d)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 16.3%
ABN Amro Funding USA LLC
$123,000,000	0.461%		11/01/12	$122,904,128
Aspen Funding Corp.
35,000,000	0.451		11/05/12	34,971,563
150,000,000	0.440		11/09/12	149,873,500
Atlantic Asset Securitization LLC
99,000,000	0.550		09/04/12	98,995,462
164,000,000	0.500		09/13/12	163,972,667
Atlantis One Funding Corp.
215,000,000	0.340		10/25/12	214,890,350
Bank of China Ltd.
22,797,000	0.651		11/07/12	22,769,422
Barclays Bank PLC
135,000,000	0.450		09/04/12	135,000,000
Barton Capital LLC
100,000,000	0.420		09/04/12	99,996,500
Gemini Securitization Corp. LLC
150,000,000	0.471		10/09/12	149,925,583
50,000,000	0.440		11/02/12	49,962,111
95,000,000	0.440		11/06/12	94,923,367
Hannover Funding Co. LLC
30,000,000	0.370		09/17/12	29,995,067
75,000,000	0.681		09/20/12	74,973,083
20,000,000	0.551		10/24/12	19,983,806
75,000,000	0.631		11/15/12	74,901,562
Kells Funding LLC
199,000,000	0.400		10/09/12	198,915,978
50,000,000	0.400		10/19/12	49,973,333
150,000,000	0.380		10/29/12	149,908,167
50,000,000	0.491		01/15/13	49,907,444
LMA Americas LLC
250,000,000	0.530		09/06/12	249,981,597
Matchpoint Master Trust
80,000,000	0.420		09/06/12	79,995,333
Newport Funding Corp.
50,000,000	0.481		09/27/12	49,982,667
NRW Bank
300,000,000	0.230		09/04/12	299,994,250
225,000,000	0.240		09/20/12	224,971,500
Regency Markets No. 1 LLC
92,000,000	0.220		09/20/12	91,989,318
Royal Park Investments Funding Corp.
40,000,000	0.650		09/18/12	39,987,723
74,000,000	0.952		09/24/12	73,955,086
75,000,000	0.952		10/01/12	74,940,625
75,000,000	0.952		10/12/12	74,918,854
Versailles Commercial Paper LLC
170,000,000	0.490		09/04/12	169,993,058

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$3,417,453,104

Certificate of Deposit-Eurodollar – 1.0%
Mizuho Corporate Bank
$200,000,000	0.440%		09/14/12	$200,000,000

Certificates of Deposit-Yankeedollar – 6.1%
Banco Del Estado De Chile
$65,000,000	0.330%		10/10/12	$65,000,704
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
224,000,000	0.420		10/11/12	224,001,243
Industrial & Commercial Bank of China Ltd.
150,000,000	0.750		09/24/12	150,000,000
Mitsubishi UFJ Trust and Banking Corp.
300,000,000	0.380		11/21/12	300,000,000
Norinchukin Bank
300,000,000	0.410		09/21/12	300,000,000
40,000,000	0.400		10/26/12	40,001,216
200,000,000	0.380		12/03/12	200,000,000

TOTAL CERTIFICATES OF DEPOSIT-YANKEEDOLLAR				$1,279,003,163

Fixed Rate Municipal Debt Obligation – 0.2%
Lower Colorado River Authority
$51,050,000	0.200%		09/04/12	$51,050,000

Time Deposits – 3.8%
Credit Agricole Corporate & Investment Bank
$493,700,000	0.220%		09/04/12	$493,700,000
U.S. Bank National Association
300,000,000	0.180		09/04/12	300,000,000

TOTAL TIME DEPOSITS				$793,700,000

U.S. Government Agency Obligations – 17.3%
Federal Farm Credit Bank
$29,500,000	0.608	%(a)	11/01/12	$29,500,000
56,000,000	0.612	(a)	12/14/12	56,000,000
Federal Home Loan Bank
109,000,000	0.240		09/28/12	108,999,690
100,000,000	0.230		10/24/12	99,993,596
64,000,000	0.230		10/30/12	63,997,530
43,400,000	0.230		11/07/12	43,398,097
16,500,000	0.200		12/06/12	16,497,667
16,500,000	0.300		12/06/12	16,500,000
41,000,000	0.300		12/07/12	41,000,000
65,900,000	0.210		12/10/12	65,892,093
122,400,000	0.210		12/13/12	122,384,871
57,400,000	0.300		12/14/12	57,400,000
16,400,000	0.300		12/17/12	16,400,000
89,400,000	0.210		12/19/12	89,387,632
89,400,000	0.210		12/21/12	89,388,092
43,300,000	0.200		12/28/12	43,292,475
78,800,000	0.210		12/28/12	78,788,841
29,770,000	0.125		03/01/13	29,754,074
39,250,000	1.625		03/20/13	39,549,011
58,600,000	0.210		05/17/13	58,582,223
60,300,000	0.200		05/22/13	60,277,016
35,600,000	0.230		05/23/13	35,594,008

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank – (continued)
$2,990,000	0.230%		05/24/13	$2,989,385
74,000,000	0.240		05/24/13	73,992,896
90,000,000	0.230		05/29/13	89,984,509
81,000,000	0.240		06/06/13	80,991,795
24,100,000	0.230		06/07/13	24,095,714
10,000,000	0.280		06/10/13	10,000,000
36,200,000	0.350		06/10/13	36,226,815
60,300,000	0.230		06/12/13	60,289,083
2,400,000	0.300		06/13/13	2,400,000
15,460,000	1.625		06/14/13	15,624,415
60,350,000	0.230		06/18/13	60,338,700
65,400,000	0.420		06/21/13	65,487,013
23,500,000	1.875		06/21/13	23,804,581
47,500,000	0.240		06/27/13	47,486,770
52,900,000	0.125		06/28/13	52,839,925
37,000,000	0.240		06/28/13	36,995,959
48,200,000	0.290		07/01/13	48,200,000
9,700,000	0.250		07/02/13	9,698,918
63,860,000	0.250		07/05/13	63,852,771
15,000,000	0.183	(a)	07/08/13	14,993,547
45,270,000	0.350		07/09/13	45,303,302
30,000,000	0.180	(a)	07/15/13	29,986,803
197,900,000	0.220		08/08/13	197,818,985
116,000,000	0.219	(a)	08/15/14	115,953,803
Federal Home Loan Mortgage Corporation
468,000,000	0.195	(a)	05/03/13	467,873,326
196,750,000	0.194	(a)	05/06/13	196,696,389
211,000,000	0.195	(a)	06/03/13	210,935,737
4,880,000	4.000		06/12/13	5,021,421
200,000,000	0.188	(a)	06/17/13	199,911,988
Federal National Mortgage Association
17,600,000	4.375		03/15/13	17,988,907
61,290,000	0.500		08/09/13	61,421,080

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$3,631,781,453

U.S. Treasury Obligations – 3.8%
United States Treasury Notes
$109,500,000	3.875%		02/15/13	$111,324,963
250,000,000	0.625		02/28/13	250,514,821
267,800,000	0.750		03/31/13	268,644,506
100,000,000	2.500		03/31/13	101,299,229
63,000,000	1.000		07/15/13	63,407,811

TOTAL U.S. TREASURY OBLIGATIONS				$795,191,330

Variable Rate Municipal Debt Obligations(a) – 8.4%
Alaska Housing Finance Corp. VRDN RB Taxable General Series 2012 B
$25,000,000	0.210%		09/07/12	$25,000,000

Variable Rate Municipal Debt Obligations(a)– (continued)
Arizona Health Facilities Authority VRDN RB for Health Facilities-Catholic West Series 2008 A (JPMorgan Chase Bank N.A., LOC)
$26,400,000	0.180%		09/07/12	$26,400,000
BlackRock Municipal Bond Trust VRDN Putters Series 2012-T0014 (JP Morgan Chase Bank N.A., LIQ)(b)
19,375,000	0.290		09/04/12	19,375,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0005 (JP Morgan Chase Bank N.A., LIQ)(b)
33,000,000	0.290		09/04/12	33,000,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
29,110,000	0.290		09/04/12	29,110,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
34,800,000	0.160		09/07/12	34,800,000

California Statewide Communities Development Authority VRDN RB for Kaiser
Permanente Series 2008 A (GTY AGMT- Kaiser Foundation Health Plan, Inc.,
Kaiser Hospital Asset Management, Inc. and Kaiser Health Plan Asset
Management, Inc.)

41,200,000	0.160		09/07/12	41,200,000
City of Chicago, Illinois GO VRDN Neighborhoods Alive 21 Series 2002-B-3 RMKT (Bank of America N.A., LOC)
43,465,000	0.370		09/04/12	43,465,000
City of Durham, North Carolina GO VRDN for Taxable Housing Series 2000 (Bank of America N.A., SPA)
4,000,000	0.790		09/07/12	4,000,000
City of Portland, Maine GO VRDN (Landesbank Hessen-Thüringen Girozentrale, SPA)
22,255,000	0.380		09/07/12	22,255,000
Colorado State Health Facilities Authority VRDN RB for Catholic Health Series 2004 B-6 (JPMorgan Chase Bank N.A., SPA)
27,000,000	0.180		09/07/12	27,000,000
Connecticut State Health & Educational Facility Authority VRDN RB for Yale-New Haven Hospital Series 2008 L2 (Bank of America N.A., LOC)
35,000,000	0.210		09/07/12	35,000,000
Connecticut State Housing Finance Authority VRDN RB Taxable Housing Mortgage Finance Program 1989 Series D RMKT (GO of Authority) (FHLB, SPA)
18,833,000	0.220		09/07/12	18,833,000
Connecticut State Housing Finance Authority VRDN RB Taxable Housing Mortgage Finance Program Series 2011 D (GO of Authority) (Barclays Bank PLC, SPA)
49,175,000	0.190		09/07/12	49,175,000
Connecticut State Housing Finance Authority VRDN RB Taxable Housing Mortgage Finance Program Series 2011 Subseries A-2 (Bank of America N.A., SPA)
20,000,000	0.260		09/07/12	20,000,000
Cook County, Illinois GO VRDN P-Floats-MT-785 Series 2011 (AMBAC)(b)
21,915,000	0.200		09/07/12	21,915,000
Cook County, Illinois GO VRDN Series 2004 D RMKT (Barclays Bank PLC, SPA)
33,000,000	0.170		09/07/12	33,000,000
Delaware State Health Facilities Authority VRDN RB for Nemours Foundation Project Series 2005 (Bank of America N.A., LIQ)
34,815,000	0.190		09/07/12	34,815,000
District of Columbia GO VRDN Putters Series 2012-4198 (AGC) (JPMorgan Chase Bank N.A., LIQ)(b)
32,075,000	0.190		09/04/12	32,075,000

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Harris County Industrial Development Corp. VRDN PCRB Exxon Project Series 1984
$26,300,000	0.190%	09/04/12	$26,300,000
Indiana State Finance Authority VRDN RB for Indiana University Health Obligated Group Series 2011 B (Bank of New York Mellon Trust, LOC)
45,675,000	0.120	09/07/12	45,675,000
Kansas State Department of Transportation Highway VRDN RB Refunding Series 2002 B-1 (Barclays Bank, SPA)
3,195,000	0.140	09/07/12	3,195,000
King County, Washington GO VRDN Series 2009 A (Bank of America N.A., SPA)
25,000,000	0.210	09/07/12	25,000,000
Lower Neches Valley, Texas Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT- Exxon Mobil Corp.)
35,275,000	0.160	09/04/12	35,275,000
Massachusetts State Department of Transportation Metropolitan Highway System VRDN RB for Contract Assistance Series 2010-A6 (GO of Commonwealth) (JPMorgan Chase Bank N.A., SPA)
65,845,000	0.170	09/07/12	65,845,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 B (GTY AGMT-Chevron Corp.)
19,840,000	0.170	09/04/12	19,840,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 J (GTY AGMT-Chevron Corp.)
42,000,000	0.170	09/04/12	42,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 D (GTY AGMT-Chevron Corp.)
26,400,000	0.170	09/04/12	26,400,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care Corp. Series 2005 D4 RMKT (JPMorgan Chase Bank N.A., SPA)
29,425,000	0.220	09/07/12	29,425,000
New Jersey State Turnpike Authority VRDN RB Series 1991 D (NATL-RE FGIC) (Societe Generale, LOC)
47,000,000	0.600	09/07/12	47,000,000
New York City Municipal Water Finance Authority VRDN RB Water and Sewer System Series 2012 Subseries B-1 (U.S. Bank N.A., SPA)
32,140,000	0.200	09/04/12	32,140,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (WestLB AG, SPA)
72,200,000	0.200	09/07/12	72,200,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-1 Subseries 1-A (Landesbank Hessen-Thueringen Girozentrale, LIQ)
37,440,000	0.210	09/07/12	37,440,000
New York State Housing Finance Agency VRDN RB for Chelsea Apartments Series 2003 A (FNMA, LIQ)
38,500,000	0.170	09/07/12	38,500,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
37,395,000	0.220	09/07/12	37,395,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)(b)
25,000,000	0.310	09/07/12	25,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012 SGT05 (NATL-RE) (FGIC) (Societe Generale, LIQ)(b)
32,000,000	0.600	09/04/12	32,000,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Port of Port Arthur Navigation District of Jefferson County VRDN RB for Motiva Enterprises LLC Series 2010 Subseries E
$46,900,000	0.180%	09/04/12	$46,900,000
Private Colleges & Universities Authority, Georgia VRDN RB for Emory University Project Series 1999 B (GO of University)
10,230,000	0.200	09/07/12	10,230,000
Raleigh, North Carolina Comb Enterprise System VRDN RB Series 2008 A (Wells Fargo Bank N.A., SPA)
47,000,000	0.160	09/07/12	47,000,000
Regents of the University of Michigan VRDN RB Series 2008 A (Wells Fargo Bank N.A., SPA)
30,455,000	0.160	09/04/12	30,455,000
San Francisco City & County Airports Commission VRDN RB for San Francisco International Airport Refunding Second Series 2010 A-2 (JPMorgan Chase Bank N.A., LOC)
30,000,000	0.170	09/07/12	30,000,000
State of Colorado General Fund VRDN RN Putters Series 2012-4251 (JPMorgan Chase & Co., LIQ)(b)
64,410,000	0.190	09/04/12	64,410,000
State of Texas GO VRDN Refunding for College Student Loan Series 2003 (Landesbank Hessen-Thueringen Girozentrale, SPA)
23,000,000	0.200	09/07/12	23,000,000
State of Texas GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
27,085,000	0.270	09/07/12	27,085,000
State of Texas GO VRDN Veterans’ Housing Assistance Program Fund II Series 2006 A (JPMorgan Chase Bank N.A., SPA)
35,715,000	0.200	09/07/12	35,715,000
State of Texas VRDN RB Putters Series 2012-4262 (JPMorgan Chase Bank N.A., LIQ)(b)
245,000,000	0.200	09/04/12	245,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS			$1,750,843,000

Variable Rate Obligations(a) – 14.9%
Bank of Nova Scotia (The)
$200,000,000	0.517%	11/09/12	$200,000,000
350,000,000	0.473	09/23/13	350,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
98,000,000	0.577 (b)	09/14/12	98,000,000
350,000,000	0.533	05/29/13	350,000,000
Deutsche Bank AG
398,000,000	0.668	03/15/13	398,000,000
JPMorgan Chase Bank N.A.
195,000,000	0.525	06/18/13	195,000,000
280,000,000	0.357	06/21/13	280,000,000
National Bank of Canada
110,000,000	0.330	12/14/12	110,000,000
Overseas Private Investment Corp.
86,000,000	0.190	07/09/26	86,000,000
Providence Health & Services (U.S. Bank N.A.)
47,000,000	0.240	10/01/42	47,000,000
Royal Bank of Canada
587,000,000	0.362	09/20/12	587,000,000

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Obligations(a) – (continued)
Westpac Banking Corp.
$174,000,000	0.540	%(b)	11/06/12	$174,000,000
246,000,000	0.001	(c)	10/01/13	246,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$3,121,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$15,040,022,050

Repurchase Agreements(d) – 29.4%
ABN Amro Securities (USA) LLC
$99,000,000	0.380	%(a)	09/06/12	$99,000,000
Maturity Value: $99,007,315
Settlement Date: 08/30/12
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $106,920,633.

Barclays Capital, Inc.
91,000,000	0.190		09/04/12	91,000,000
Maturity Value: $91,001,921
Collateralized by Government National Mortgage Association, 4.500% due 05/20/41 to 09/20/41. The aggregate market value of the collateral, including accrued interest, was $92,820,000.
140,000,000	0.190		09/04/12	140,000,000
Maturity Value: $140,002,956
Collateralized by U.S. Treasury Notes, 2.000% to 2.375%, due 10/31/14 to 01/31/16. The aggregate market value of the collateral, including accrued interest, was $142,800,028.
125,000,000	0.350		09/04/12	125,000,000
Maturity Value: $125,004,861
Collateralized by various corporate security issuers, 0.000%, due 09/04/12 to 11/28/12. The aggregate market value of the collateral, including accrued interest, was $131,250,000.

BNP Paribas Securities Corp.
25,000,000	0.550		09/04/12	25,000,000
Maturity Value: $25,001,528
Collateralized by various mortgage-backed security issuers, 5.305% to 5.983%, due 06/15/39 to 04/15/49. The aggregate market value of the collateral, including accrued interest, was $28,750,001.
100,000,000	0.220	(a)(e)	09/07/12	100,000,000
Maturity Value: $100,111,222
Settlement Date: 03/12/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.500%, due 05/01/17 to 08/01/42 and Federal National
Mortgage Association, 3.000% to 6.500%, due 02/01/18 to
06/01/42. The aggregate market value of the collateral,
including accrued interest, was $102,000,002.

BNYMellon Investments
150,000,000	0.190		09/04/12	150,000,000
Maturity Value: $150,003,167
Collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41. The market value of the collateral, including accrued interest, was $154,301,764.

Repurchase Agreements(d) – (continued)
Citigroup Global Markets, Inc.
$500,000,000	0.200%		09/04/12	$500,000,000
Maturity Value: $500,011,111

Collateralized by Federal Home Loan Mortgage Corp., 0.992% to
41.653%, due 08/15/27 to 08/15/42 and Federal National
Mortgage Association, 2.500% to 23.378%, due 01/25/27 to
08/25/42 and Government National Mortgage Association,
2.500% to 6.262%, due 08/16/37 to 08/16/42. The aggregate
market value of the collateral, including accrued interest, was
$514,999,999.

Credit Suisse Securities (USA) LLC
450,000,000	0.200		09/04/12	450,000,000
Maturity Value: $450,010,000
Collateralized by U.S. Treasury Note, 2.000%, due 02/15/22. The aggregate market value of the collateral, including accrued interest, was $459,002,871.
200,000,000	0.786	(a)(f)	10/03/12	200,000,000
Maturity Value: $200,868,412
Settlement Date: 03/26/12
Collateralized by various mortgage-backed obligations, 0.380% to 6.088%, due 11/15/17 to 02/12/51. The aggregate market value of the collateral, including accrued interest, was $240,004,273.
220,000,000	0.270		10/15/12	220,000,000
Maturity Value: $220,160,050
Settlement Date: 07/10/12
Collateralized by Federal National Mortgage Association, 2.500% to 7.000% due 09/01/13 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $224,402,973.
250,000,000	0.250		11/01/12	250,000,000
Maturity Value: $250,156,250
Settlement Date: 08/03/12
250,000,000	0.250		11/13/12	250,000,000
Maturity Value: $250,157,986
Settlement Date: 08/14/12
250,000,000	0.250		11/13/12	250,000,000
Maturity Value: $250,156,250
Settlement Date: 08/15/12

Shared collateral consisting of Federal Home Loan Mortgage
Corp., 3.000% to 5.500%, due 08/01/24 to 06/01/42 and
Federal National Mortgage Association, 3.000% to 6.000%,
due 10/01/24 to 09/01/42. The aggregate market value of the
collateral, including accrued interest, was $765,007,398.

Deutsche Bank Securities, Inc.
200,000,000	0.200		09/04/12	200,000,000
Maturity Value: $200,004,444
Collateralized by U.S. Treasury Note, 2.000%, due 02/15/22. The market value of the collateral, including accrued interest, was $204,000,034.

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(d) – (continued)
Deutsche Bank Securities, Inc. – (continued)
$97,000,000	0.500%		09/04/12	$97,000,000
Maturity Value: $97,005,389
Collateralized by various corporate security issuers, 0.000% to 11.500%, due 03/29/13 to 10/01/49. The aggregate market value of the collateral, including accrued interest, was $106,178,346.
212,500,000	0.250		11/19/12	212,500,000
Maturity Value: $212,634,288
Settlement Date: 08/20/12

Collateralized by Federal National Mortgage Association, 3.000%
to 7.000%, due 01/01/26 to 05/01/42 and Government National
Mortgage Association, 4.000%, due 10/20/40. The aggregate
market value of the collateral, including accrued interest, was
$219,108,845.

ING Financial Markets LLC
180,000,000	0.270		09/04/12	180,000,000
Maturity Value: $180,005,400
Collateralized by various corporate security issuers, 1.800% to 6.100%, due 05/01/13 to 01/15/40. The aggregate market value of the collateral, including accrued interest, was $189,003,593.
100,000,000	0.270	(a)(e)	09/07/12	100,000,000
Maturity Value: $100,071,250
Settlement Date: 07/12/12

Collateralized by Federal Home Loan Mortgage Corp., 2.274% to
5.500%, due 03/01/26 to 05/01/42 and Federal National
Mortgage Association, 2.611% to 5.500%, due 10/01/33 to
10/01/41. The aggregate market value of the collateral,
including accrued interest, was $103,983,702.

100,000,000	0.240	(a)(e)	09/07/12	100,000,000
Maturity Value: $100,120,667

Collateralized by Federal Home Loan Mortgage Corp., 0.440% to
20.282%, due 09/15/14 to 04/15/42, Federal Home Loan
Mortgage Stripped Securities, 1.027% to 7.000%, due 02/01/28
to 11/01/29 and Federal National Mortgage Association
Stripped Securities, 5.000% to 7.500%, due 04/01/23 to
10/25/38. The aggregate market value of the collateral,
including accrued interest, was $104,029,955.

Joint Repurchase Agreement Account III
1,470,000,000	0.196		09/04/12	1,470,000,000
Maturity Value: $1,470,032,038

JPMorgan Chase Securities LLC
300,000,000	0.500		09/04/12	300,000,000
Maturity Value: $300,016,667

Collateralized by corporate issuer, 8.000%, due 01/15/24 and various asset-backed security issuers, 0.000% to 9.181%, due
07/25/27 to 01/25/47. The aggregate market value of the
collateral, including accrued interest, was $330,000,522.

75,000,000	0.730	(f)	10/19/12	75,000,000
Maturity Value: $75,133,833
Settlement Date: 07/23/12
Collateralized by various mortgage-backed obligations, 0.000% to 6.315%, due 02/25/34 to 08/12/48. The aggregate market value of the collateral, including accrued interest, was $82,500,315.

Repurchase Agreements(d) – (continued)
RBS Securities, Inc.
$100,000,000	0.450%		09/04/12	$100,000,000
Maturity Value: $100,005,000

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to
4.000%, due 03/15/41 to 08/15/42, Federal National Mortgage
Association, 5.750% to 6.300%, due 02/25/37 to 10/17/38,
Government National Mortgage Association, 4.500%, due
11/20/39, various corporate security issuers, 1.261% to 5.625%, due 08/23/13 to 12/31/49 and various government obligations,
6.000% to 13.625%, due 12/15/15 to 03/31/38. The aggregate
market value of the collateral, including accrued interest, was
$108,715,648.

345,000,000	0.550		09/04/12	345,000,000
Maturity Value: $345,021,083
Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 7.500% due 07/01/14 to 09/01/42. The aggregate market value of the collateral, including accrued interest, was $351,900,338.

Societe Generale
100,000,000	0.550		09/04/12	100,000,000
Maturity Value: $100,006,111
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $108,000,062.

UBS Securities LLC
25,000,000	0.170		09/04/12	25,000,000
Maturity Value: $25,000,472
Collateralized by U.S. Treasury Inflation-Indexed Note, 1.875%, due 07/15/15. The market value of the collateral, including accrued interest, was $25,500,063.

TOTAL REPURCHASE AGREEMENTS				$6,154,500,000

TOTAL INVESTMENTS – 101.2%				$21,194,522,050

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%				(244,563,683)

NET ASSETS – 100.0%				$20,949,958,367

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2012, these securities amounted to $744,775,000 or approximately 3.6% of net assets.
(c)	All or a portion represents a forward commitment.
(d)	Unless noted, all repurchase agreements were entered into on August 31, 2012. Additional information on Joint Repurchase Agreement Account III appears on page 57.
(e)	The instrument is subject to a demand feature.
(f)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2012, these securities amounted to $275,000,000 or approximately 1.3% of net assets.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC	— Associated General Contractors of America.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Insured by Federal Home Loan Bank
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
GTY AGMT	— Guaranty Agreement
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
NATL-RE	— National Reinsurance Corp.
PCRB	— Pollution Control Revenue Bond
RB	— Revenue Bond
RN	— Revenue Notes
RMKT	— Remarketed
SPA	— Stand-by Purchase Agreement
VRDN	— Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 16.2%
Aspen Funding Corp.
$30,000,000	0.451%		11/05/12	$29,975,625
150,000,000	0.440		11/09/12	149,873,500
50,000,000	0.400		11/27/12	49,951,667
Atlantic Asset Securitization LLC
200,000,000	0.550		09/04/12	199,990,833
128,000,000	0.500		09/13/12	127,978,667
Atlantis One Funding Corp.
181,000,000	0.340		10/25/12	180,907,690
Barton Capital LLC
100,000,000	0.420		09/04/12	99,996,500
Gemini Securitization Corp. LLC
98,000,000	0.471		10/09/12	97,951,381
150,000,000	0.441		11/01/12	149,888,167
150,000,000	0.440		11/02/12	149,886,333
Hannover Funding Co. LLC
23,000,000	0.370		09/17/12	22,996,218
75,000,000	0.681		09/20/12	74,973,083
100,000,000	0.500		10/31/12	99,916,667
50,000,000	0.631		11/15/12	49,934,375
Kells Funding LLC
40,000,000	0.400		10/19/12	39,978,666
100,000,000	0.380		10/29/12	99,938,778
300,000,000	0.350		11/27/12	299,746,250
LMA Americas LLC
215,000,000	0.530		09/06/12	214,984,174
Matchpoint Master Trust
62,000,000	0.420		09/06/12	61,996,383
Newport Funding Corp.
50,000,000	0.481		09/27/12	49,982,667
50,059,000	0.430		11/20/12	50,011,166
50,060,000	0.400		11/27/12	50,011,608
Regency Markets No. 1 LLC
70,000,000	0.220		09/20/12	69,991,872
Royal Park Investments Funding Corp.
34,000,000	0.650		09/18/12	33,989,564
100,000,000	0.952		09/24/12	99,939,306
75,000,000	0.952		10/01/12	74,940,625
150,000,000	0.950		10/19/12	149,810,000
Versailles Commercial Paper LLC
153,000,000	0.490		09/04/12	152,993,752

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS				$2,932,535,517

Time Deposits – 3.3%
Citibank, N.A.
$300,000,000	0.170%		09/04/12	$300,000,000
U.S. Bank
300,000,000	0.180		09/04/12	300,000,000

TOTAL TIME DEPOSITS				$600,000,000

U.S. Government Agency Obligations – 24.0%
Federal Farm Credit Bank
$43,240,000	0.608	%(a)	11/01/12	$43,240,000
72,300,000	0.612	(a)	12/14/12	72,300,000
Federal Home Loan Bank
100,000,000	0.200		09/07/12	99,999,448
162,000,000	0.240		09/28/12	161,999,539
250,000,000	0.230		10/15/12	249,992,802
125,000,000	0.220		10/17/12	124,994,658
175,000,000	0.230		10/24/12	174,988,794
36,000,000	0.230		10/30/12	35,998,611
19,500,000	0.200		12/06/12	19,497,243
19,500,000	0.300		12/06/12	19,500,000
48,500,000	0.300		12/07/12	48,500,000
77,600,000	0.210		12/10/12	77,590,690
142,000,000	0.210		12/13/12	141,982,448
67,900,000	0.300		12/14/12	67,900,000
19,400,000	0.300		12/17/12	19,400,000
52,600,000	0.210		12/19/12	52,592,723
52,600,000	0.210		12/21/12	52,592,993
25,500,000	0.200		12/28/12	25,495,569
92,700,000	0.210		12/28/12	92,686,873
51,400,000	0.300		01/11/13	51,400,000
35,800,000	0.125		03/01/13	35,780,848
47,200,000	1.625		03/20/13	47,559,575
120,000,000	0.230		05/29/13	119,979,345
74,500,000	0.240		06/06/13	74,492,453
9,000,000	0.280		06/10/13	9,000,000
12,300,000	1.625		06/14/13	12,430,809
63,500,000	0.420		06/21/13	63,584,485
22,900,000	1.875		06/21/13	23,196,804
85,300,000	0.240		06/28/13	85,289,052
44,200,000	0.290		07/01/13	44,200,000
50,850,000	0.250		07/05/13	50,844,244
15,000,000	0.183	(a)	07/08/13	14,993,547
36,040,000	0.350		07/09/13	36,066,512
29,000,000	0.180	(a)	07/15/13	28,987,243
34,500,000	0.250		07/19/13	34,499,090
85,000,000	0.280		08/13/13	85,012,970
99,500,000	0.219	(a)	08/15/14	99,460,374
Federal Home Loan Mortgage Corporation
495,000,000	0.194	(a)	02/04/13	494,892,363
500,000,000	0.195	(a)	05/03/13	499,864,749
102,000,000	0.195	(a)	06/03/13	101,968,934
3,885,000	4.000		06/12/13	3,997,586
60,328,000	4.500		07/15/13	62,549,143
Federal National Mortgage Association
21,200,000	4.375		03/15/13	21,668,456
199,000,000	0.344	(a)	05/17/13	198,956,612
32,878,000	0.500		08/09/13	32,947,283
250,000,000	0.205	(a)	10/03/13	249,889,766
200,000,000	0.210	(a)	11/14/13	199,927,465

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$4,364,692,099

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – 6.4%
United States Treasury Notes
$88,000,000	3.875%	02/15/13	$89,466,637
249,000,000	0.625	02/28/13	249,512,762
382,600,000	0.750	03/31/13	383,791,763
200,000,000	2.500	03/31/13	202,598,458
180,000,000	3.375	06/30/13	184,634,021
42,000,000	1.000	07/15/13	42,271,874

TOTAL U.S. TREASURY OBLIGATIONS			$1,152,275,515

Variable Rate Municipal Debt Obligations(a) – 14.6%
Agency Enhanced Affordable Housing VRDN RB P-Floats Series 2012 MT-798 (FHLMC) (Bank of America N.A., LIQ)(b)
$40,000,000	0.370%	09/07/12	$40,000,000
Akron, Ohio Student Housing Association LLC VRDN RB for Central Campus Project Series 2012 SGT04 (AGM) (Societe Generale, LIQ)(b)
16,935,000	0.450	09/04/12	16,935,000
Alaska Housing Finance Corp. VRDN RB Taxable General Series 2012 B
24,500,000	0.210	09/04/12	24,500,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank, LIQ)(b)
35,500,000	0.290	09/04/12	35,500,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A., LIQ)(b)
42,200,000	0.380	09/07/12	42,200,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0007 (JPMorgan Chase Bank N.A., LIQ)
30,000,000	0.290	09/04/12	30,000,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A., LIQ)(b)
37,700,000	0.380	09/07/12	37,700,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2004 M
30,000,000	0.160	09/07/12	30,000,000

California Statewide Communities Development Authority VRDN RB for Kaiser
Permanente Series 2008 A (GTY AGMT – Kaiser Foundation Health Plan, Inc.,
Kaiser Hospital Asset Management, Inc. and Kaiser Health Plan Asset
Management, Inc.)

35,000,000	0.160	09/07/12	35,000,000
City of Chicago, Illinois GO VRDN Neighborhoods Alive 21 Series 2002-B-3 RMKT (Bank of America N.A., LOC)
40,000,000	0.370	09/04/12	40,000,000
City of Portland, Maine GO VRDN (Landesbank Hessen-Thüringen Girozentrale, SPA)
25,000,000	0.380	09/07/12	25,000,000
Colorado Springs Utilities VRDN RB Series 2000 A (Bayerische Landesbank, SPA) (MBIA)
108,700,000	0.250	09/07/12	108,700,000
Connecticut Housing Finance Authority VRDN RB Series 2012 D Subseries D-3 (Bank of Tokyo Mitsubishi UFJ, SPA)
38,300,000	0.200	09/07/12	38,300,000
Connecticut State Housing Finance Authority VRDN RB Housing Mortgage Finance Program Series 2008 E (GO of Authority) (Bank of America N.A., SPA)
74,430,000	0.210	09/07/12	74,430,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Connecticut State Housing Finance Authority VRDN RB Taxable Housing Mortgage Finance Program Series 2011 Subseries A-2 (Bank of America N.A., SPA)
$20,415,000	0.260%	09/07/12	$20,415,000
Cook County, Illinois GO VRDN Series 2002 B (Bank of NY Mellon, SPA)
38,200,000	0.170	09/07/12	38,200,000
Cook County, Illinois GO VRDN Series 2004 D RMKT (Barclays Bank PLC, SPA)
30,000,000	0.170	09/07/12	30,000,000
County of Oakland, Michigan GO VRDN Series 2012
25,000,000	0.396	04/01/13	25,000,000
District of Columbia GO VRDN Refunding Series 2008 D RMKT (Wells Fargo Bank N.A., LOC)
29,400,000	0.160	09/07/12	29,400,000
District of Columbia Water & Sewer Authority VRDN RB Putters Series 2012-4199 (JPMorgan Chase Bank, LIQ)(b)
63,740,000	0.190	09/04/12	63,740,000
Fairfax County Economic Development Authority VRDN RB for Smithsonian Institution Series 2003 A (Bank of America N.A., SPA)
17,915,000	0.200	09/07/12	17,915,000
Glendale VRDN COPS for Police Building Project Series 2000 (Morgan Guaranty Trust, SPA)
26,500,000	0.200	09/07/12	26,500,000
Gulf Coast, Texas Waste Disposal Authority VRDN RB for ExxonMobil Project Series 2002
25,000,000	0.190	09/04/12	25,000,000
Gulf Coast, Texas Waste Disposal Authority VRDN RB Refunding for ExxonMobil Project Series 1995
30,500,000	0.190	09/04/12	30,500,000
Highlands County Health Facilities Authority VRDN RB for Adventist Health System Series 2007 A-2
30,000,000	0.120	09/07/12	30,000,000
Indiana Finance Authority Hospital VRDN RB for Indiana University Health Obligated Group Series 2011 K (JPMorgan Chase Bank N.A., LOC)
30,195,000	0.220	09/04/12	30,195,000
Kansas State Department of Transportation VRDN RB Refunding Series 2002 B-2 (Barclays Bank PLC, SPA)
3,000,000	0.140	09/07/12	3,000,000
King County, Washington GO VRDN Series 2009 A (Bank of America N.A., SPA)
19,100,000	0.210	09/07/12	19,100,000
Los Angeles Community College District GO VRDN for Building America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)(b)
16,000,000	0.480	09/07/12	16,000,000
Los Angeles Unified School District GO VRDN Putters Series 2012-4252 (JPMorgan Chase Bank, LIQ)(b)
79,265,000	0.190	09/04/12	79,265,000
Lower Neches Valley, Texas Authority Industrial Development Corp. VRDN RB for ExxonMobil Project Series 2010 (GTY AGMT – Exxon Mobil Corp.)
25,000,000	0.160	09/04/12	25,000,000
Massachusetts Bay Transportation Authority VRDN RB for General Transportation System Series 2000 A2 RMKT (GO of Authority) (Bank of America N.A., SPA)
53,335,000	0.220	09/07/12	53,335,000
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Series 2002 Subseries B-1 RMKT (State Street B&T Co., LOC)
34,300,000	0.170	09/07/12	34,300,000

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
Metropolitan Washington D.C. Airports Authority VRDN RB Putters Series 2007-1691 (FGIC) (Deutsche Bank A.G., LIQ)
$12,315,000	0.230%	09/07/12	$12,315,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 D (GTY AGMT-Chevron Corp.)
20,000,000	0.170	09/04/12	20,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2010 A (GTY AGMT-Chevron Corp.)
28,000,000	0.160	09/07/12	28,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care Corp. Series 2005 D4 RMKT (JPMorgan Chase Bank N.A., SPA)
30,000,000	0.220	09/07/12	30,000,000
Nassau County, New York Interim Finance Authority VRDN RB Series 2008 D-2 (JPMorgan Chase Bank, SPA)
26,815,000	0.160	09/07/12	26,815,000
New Jersey State Turnpike Authority VRDN RB Series 1991 D (NATL-RE FGIC) (Societe Generale, LOC)
58,740,000	0.600	09/07/12	58,740,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank, LOC)
8,800,000	0.200	09/04/12	8,800,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
62,705,000	0.230	09/07/12	62,705,000
New York City Municipal Water Finance Authority VRDN RB Second Series 2010 DD-3A (U.S. Bank N.A., SPA)
25,200,000	0.200	09/04/12	25,200,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank, SPA)
38,855,000	0.220	09/04/12	38,855,000
New York City Transitional Finance Authority Future Tax Secured VRDN RB Series 2012 Subseries A-6 (California State Teachers Retirement, SPA)
53,000,000	0.200	09/04/12	53,000,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3E (Landesbank Baden-Wurttemberg, SPA)
18,100,000	0.200	09/04/12	18,100,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3G (Bank of NY Mellon, SPA)
26,990,000	0.170	09/07/12	26,990,000
New York State Dormitory Authority VRDN RB for Mental Health Services Facilities SPEARS Series 2011 DB-1022X (AGM State Appropriations) (Deutsche Bank A.G., LIQ)(b)
7,835,000	0.230	09/07/12	7,835,000
New York State Local Government Assistance Corp. VRDN RB Refunding Subordinate Lien Series 2003-4V RMKT (GO of Corp.) (Bank of America N.A., SPA)
56,855,000	0.220	09/07/12	56,855,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)(b)
27,000,000	0.310	09/07/12	27,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012 SGT05 (NATL-RE) (FGIC) (Societe Generale, LIQ)(b)
26,200,000	0.600	09/04/12	26,200,000
Pennsylvania State University VRDN RB Series 2002 A (GO of University) (JPMorgan Chase & Co., SPA)
40,000,000	0.220	09/07/12	40,000,000

Variable Rate Municipal Debt Obligations(a) – (continued)
Port Authority of New York & New Jersey VRDN RB ROCS RR-II R-11589 Series 2008 (FGIC GO of Authority) (Citibank N.A., LIQ)(b)
$18,165,000	0.220%	09/07/12	$18,165,000
Port Authority of New York & New Jersey VRDN RB Series 2008-DB-636 (CIFG GO of Authority) (Deutsche Bank A.G., LIQ)
8,700,000	0.260	09/07/12	8,700,000
Port Authority of New York & New Jersey VRDN RB Series 2011 DB-1023X (GO of Authority) (Deutsche Bank A.G., LIQ)(b)
7,085,000	0.230	09/07/12	7,085,000
Port Authority of New York & New Jersey VRDN RB Series 2011 DB-1024X (GO of Authority) (Deutsche Bank A.G., LIQ)(b)
10,660,000	0.230	09/07/12	10,660,000
Port of Corpus Christi Authority of Nueces County VRDN RB for Flint Hills Resources Series 2002 A (GTY AGMT-Flint Hill Resources)
72,100,000	0.220	09/07/12	72,100,000
Port of Port Arthur Navigation District of Jefferson County VRDN RB for Motiva Enterprises LLC Series 2010 Subseries E
44,700,000	0.180	09/04/12	44,700,000
Raleigh, North Carolina Comb Enterprise System VRDN RB Series 2008 A (Wells Fargo Bank N.A., SPA)
38,440,000	0.160	09/07/12	38,440,000
Saint James Parish VRDN RB for Nucor Steel LLC Project Series 2010 A-1 (GTY AGMT-Nucor Corp.)
43,300,000	0.180	09/07/12	43,300,000
San Antonio Electric & Gas VRDN RB P-Floats-MT-742 Series 2011 (Bank of America N.A., LIQ)(b)
33,780,000	0.200	09/07/12	33,780,000
Santa Clara County Financing Authority VRDN RB Multiple Facilities Projects Series 2008 M (Bank of America N.A., LOC)
63,820,000	0.220	09/07/12	63,820,000
State of Colorado General Fund VRDN RN Putters Series 2012-4251 (JPMorgan Chase & Co., LIQ)(b)
41,975,000	0.190	09/04/12	41,975,000
State of Texas VRDN RB Putters Series 2012-4262 (JPMorgan Chase Bank N.A., LIQ)(b)
215,000,000	0.200	09/04/12	215,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources System Series 2008 A
20,500,000	0.180	09/07/12	20,500,000
Texas State GO VRDN for College Student Loan Putters Series 2012-4206 (JPMorgan Chase Bank, LIQ)(b)
13,955,000	0.200	09/04/12	13,955,000
Texas State GO VRDN Refunding for Taxable Veterans Land Series 2006 C (JPMorgan Chase Bank N.A. SPA)
15,730,000	0.210	09/07/12	15,730,000
Texas State GO VRDN Refunding Series 2010 D RMKT (Bank of Tokyo Mitsubishi UFJ, SPA)
13,020,000	0.210	09/07/12	13,020,000
Texas State GO VRDN Refunding Taxable Series 2010 E (Sumitomo Mitsui Banking Corp., LIQ)
23,700,000	0.230	09/07/12	23,700,000
Texas State VRDN RB Refunding for Taxable Veterans Land Series 2005 RMKT (JPMorgan Chase Bank N.A., SPA)
12,685,000	0.210	09/07/12	12,685,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2012-4253 (JPMorgan Chase & Co., LIQ)(b)
68,000,000	0.190	09/04/12	68,000,000

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Municipal Debt Obligations(a) – (continued)
Triborough Bridge & Tunnel Authority VRDN RB Refunding Series 2005 Subseries B-3 (GO of Authority) (Bank of America N.A., SPA)
$61,330,000	0.270%		09/07/12	$61,330,000
University of Illinois VRDN COPS for Utility Infrastructure Projects Series 2004 (Bank of NY Mellon, SPA)
50,000,000	0.170		09/07/12	50,000,000
University of North Carolina Chapel Hill VRDN RB Refunding Series 2003 B (Wells Fargo Bank N.A. SPA)
27,550,000	0.150		09/07/12	27,550,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$2,646,735,000

Variable Rate Obligations(a) – 6.4%
JPMorgan Chase Bank N.A.
$255,000,000	0.525%		06/18/13	$255,000,000
400,000,000	0.357		06/21/13	400,000,000
Metropolitan Life Global Funding I
250,000,000	0.578	(b)	10/10/12	250,000,000
Overseas Private Investment Corp.
72,000,000	0.190		07/09/26	72,000,000
Providence Health & Services (U.S. Bank N.A.)
47,000,000	0.240		10/01/42	47,000,000
Wells Fargo Bank N.A.
150,000,000	0.538		09/20/13	150,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$1,174,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$12,870,238,131

Repurchase Agreements(c) – 29.1%
Barclays Capital, Inc.
$123,500,000	0.190%		09/04/12	$123,500,000
Maturity Value: $123,502,607
Collateralized by Government National Mortgage Association, 4.500%, due 05/20/41. The market value of the collateral, including accrued interest, was $125,970,000.

BNP Paribas Securities Corp.
125,000,000	0.220	(a)(d)	09/07/12	125,000,000
Maturity Value: $125,139,028
Settlement Date: 03/12/12

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
6.000%, due 10/01/21 to 08/01/42 and Federal National
Mortgage Association, 3.000% to 6.000%, due 06/01/15 to
09/01/41. The aggregate market value of the collateral,
including accrued interest, was $127,499,997.

BNYMellon Investments
200,000,000	0.190		09/04/12	200,000,000
Maturity Value: $200,004,222
Collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41. The market value of the collateral, including accrued interest, was $205,808,901.

Repurchase Agreements(c) – (continued)
Credit Suisse Securities (USA) LLC
$180,000,000	0.270%		10/15/12	$180,000,000
Maturity Value: $180,130,950
Settlement Date: 07/10/12
Collateralized by Federal National Mortgage Association, 2.500% to 6.500%, due 05/01/15 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $183,600,666.
250,000,000	0.250		11/01/12	250,000,000
Maturity Value: $250,156,250
Settlement Date: 08/03/12
Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 5.500%, due 08/01/24 to 04/01/42. The aggregate market value of the collateral, including accrued interest, was $254,999,998.
500,000,000	0.250	(e)	11/13/12	500,000,000
Maturity Value: $500,315,972
Settlement Date: 08/14/12
Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 4.500%, due 05/01/18 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $510,000,631.

Deutsche Bank Securities, Inc.
100,000,000	0.210		09/04/12	100,000,000
Maturity Value: $100,002,333
Collateralized by Federal National Mortgage Association, 3.500% to 4.500%, due 01/01/21 to 11/01/41. The aggregate market value of the collateral, including accrued interest, was $103,000,000.
180,000,000	0.250		11/19/12	180,000,000
Maturity Value: $180,113,750
Settlement Date: 08/20/12
Collateralized by Government National Mortgage Association, 3.500%, due 08/20/42. The market value of the collateral, including accrued interest, was $187,186,462.
50,000,000	0.240		11/30/12	50,000,000
Maturity Value: $50,030,667
Settlement Date: 08/30/12
Collateralized by Federal National Mortgage Association, 3.500% to 5.000%, due 12/01/17 to 08/01/42. The aggregate market value of the collateral, including accrued interest, was $51,554,101.

ING Financial Markets LLC
100,000,000	0.270	(a)(d)	09/07/12	100,000,000
Maturity Value: $100,071,250
Settlement Date: 07/12/12

Collateralized by Federal Home Loan Mortgage Corp., 0.520% to
6.000%, due 04/15/22 to 03/01/42, Federal National Mortgage
Association, 2.793% to 5.500%, due 10/01/33 to 01/01/42,
Government National Mortgage Association, 5.000%, due
08/16/35 and various corporate security issuers, 5.700% to
7.125%, due 12/15/31 to 04/15/40. The aggregate market value of the collateral, including accrued interest, was $103,815,953.

150,000,000	0.240	(a)(d)	09/07/12	150,000,000
Maturity Value: $150,181,001
Collateralized by Federal Home Loan Mortgage Corp., 4.000% to 6.500%, due 02/15/18 to 08/15/41. The aggregate market value of the collateral, including accrued interest, was $156,002,839.

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(c) – (continued)
Joint Repurchase Agreement Account III
$1,650,000,000	0.196%		09/04/12	$1,650,000,000
Maturity Value: $1,650,035,961

JPMorgan Chase Securities LLC
50,000,000	0.500		09/04/12	50,000,000
Maturity Value: $50,002,778
Collateralized by various asset-backed obligations, 0.376% to 5.810%, due 07/25/34 to 03/25/37. The aggregate market value of the collateral, including accrued interest, was $55,000,531.
125,000,000	0.730	(e)	10/19/12	125,000,000
Maturity Value: $125,223,056
Settlement Date: 07/23/12
Collateralized by various mortgage-backed obligations, 0.436% to 29.421%, due 08/15/29 to 10/25/46. The aggregate market value of the collateral, including accrued interest, was $137,500,290.

Societe Generale
500,000,000	0.180		09/04/12	500,000,000
Maturity Value: $500,010,000

Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%,
due 04/15/16 and U.S. Treasury Note, 1.500%, due 08/31/18.
The aggregate market value of the collateral, including accrued interest, was $510,000,048.

500,000,000	0.190		09/04/12	500,000,000
Maturity Value: $500,010,556

Collateralized by Federal Home Loan Mortgage Corp., 2.477% to
3.457%, due 03/01/41 to 07/01/41, Federal National Mortgage
Association, 0.400% to 4.500%, due 10/24/14 to 05/01/42 and
Resolution Funding Corporation Stripped Security, 0.000%,
due 07/15/20. The aggregate market value of the collateral,
including accrued interest, was $512,168,236.

Wells Fargo Securities LLC
250,000,000	0.180		09/04/12	250,000,000
Maturity Value: $250,005,000

Collateralized by U.S. Treasury Bills, 0.000%, due 11/29/12 to
02/28/13, U.S. Treasury Inflation-Indexed Note, 0.625%, due
07/15/21 and U.S. Treasury Notes, 0.500% to 2.125%, due
10/15/12 to 11/30/14. The aggregate market value of the
collateral, including accrued interest, was $255,000,051.

250,000,000	0.350		09/04/12	250,000,000
Maturity Value: $250,009,722

Collateralized by various asset-backed obligations, 0.000% to
8.836%, due 02/15/14 to 06/25/51, various corporate security issuers, 0.000% to 6.625%, due 01/15/13 to 10/05/17, various government guaranteed notes, 0.000%, due 11/15/13 to
08/15/24 and various mortgage-backed obligations, 0.000% to
8.000%, due 04/25/21 to 06/12/47. The aggregate market value of the collateral, including accrued interest was, $262,284,993.

TOTAL REPURCHASE AGREEMENTS				$5,283,500,000

TOTAL INVESTMENTS – 100.0%				$18,153,738,131

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%				5,435,527

NET ASSETS – 100.0%				$18,159,173,658

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2012, these securities amounted to $1,050,995,000 or approximately 5.8% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on August 31, 2012. Additional information on Joint Repurchase Agreement Account III appears on page 57.
(d)	The instrument is subject to a demand feature.
(e)	Security has been determined to be illiquid by the Investment Adviser. At August 31, 2012, these securities amounted to $625,000,000 or approximately 3.4% of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RN	—Revenue Notes
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.9%
California – 96.8%
Bay Area Toll Authority California Toll Bridge VRDN RB CR-PT-4708 Series 2011 (Bank of America N.A., LIQ)(a)
$1,000,000	0.200%	09/07/12	$1,000,000
Bay Area Toll Authority California Toll Bridge VRDN RB Floater Certificates Series 2010-30C (GTY AGMT – Wells Fargo Bank N.A) (Wells Fargo Bank N.A., LIQ)(a)
2,500,000	0.170	09/07/12	2,500,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
4,300,000	0.210	09/07/12	4,300,000
Bay Area Toll Authority California Toll Bridge VRDN RB Putters Series 2007-1962 (JPMorgan Chase Bank, LIQ)
1,400,000	0.180	09/07/12	1,400,000
Bay Area Toll Authority California Toll Bridge VRDN RB Series 2006 C-4-RMKT (Lloyds TSB Bank PLC, LOC)
1,000,000	0.160	09/07/12	1,000,000
California Educational Facilities Authority VRDN RB Floater Certificates Series 2009-42C (GO of Institution) (Wells Fargo & Co., LIQ)(a)
995,000	0.170	09/07/12	995,000
California Educational Facilities Authority VRDN RB for California Institute of Technology Series 2006 B (GO of Institution)
1,200,000	0.130	09/07/12	1,200,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank, LIQ)(a)
2,025,000	0.180	09/07/12	2,025,000
California Educational Facilities Authority VRDN RB for University of Southern California Eagle Series 2007-0064 Class A (Citibank N.A., LIQ)
1,000,000	0.170	09/07/12	1,000,000
California Educational Facilities Authority VRDN RB for University of Southern California Floater Trust Series 2009-11B Reg D (Barclays Bank PLC, LIQ)(a)
2,300,000	0.150	09/07/12	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2008-2953 (JPMorgan Chase Bank, LIQ)
2,300,000	0.180	09/07/12	2,300,000
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank, LIQ)(a)
690,000	0.180	09/07/12	690,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1993 L
1,400,000	0.130	09/07/12	1,400,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1996 L-4
1,940,000	0.130	09/07/12	1,940,000
California Educational Facilities Authority VRDN RB Refunding for Stanford University Series 1997 L-5
700,000	0.130	09/07/12	700,000
California GO VRDN for Kindergarten Series 2004 A8-RMKT (Citibank N.A., LOC) (California State Teachers Retirement, LOC)
2,500,000	0.190	09/07/12	2,500,000
California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
1,745,000	0.200	09/07/12	1,745,000
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)
5,391,000	0.170	09/07/12	5,391,000

Municipal Debt Obligations – (continued)
California – (continued)
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats-PT-4699 Series 2011 (NATL-RE) (Bank of America N.A., LIQ) (GTY AGMT-Bank of America N.A.)(a)
$1,900,000	0.370%	09/07/12	$1,900,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
900,000	0.240	09/07/12	900,000
California Health Facilities Financing Authority VRDN RB for Providence Health Services Putters Series 2010-3630 (JPMorgan Chase Bank, LIQ)(a)
2,440,000	0.180	09/07/12	2,440,000
California Health Facilities Financing Authority VRDN RB for Sutter Health Putters Series 2010-3765 (JPMorgan Chase Bank, LIQ)(a)
1,500,000	0.180	09/07/12	1,500,000
California Health Facilities Financing Authority VRDN RB for Sutter Health ROCS RR-II R-11952 Series 2011 (Citibank N.A., LIQ)(a)
1,500,000	0.180	09/07/12	1,500,000
California Health Facilities Financing Authority VRDN RB Refunding for Stanford Hospital Series 2008-B-1
11,500,000	0.170	09/07/12	11,500,000
California Infrastructure & Economic Development Bank VRDN RB for Bay Area Toll Bridges Putters Series 2012-4208 (FGIC) (JPMorgan Chase Bank, LIQ)(a)
1,300,000	0.190	09/04/12	1,300,000
California Infrastructure & Economic Development Bank VRDN RB Refunding for J. Paul Getty Series 2007 A-1 RMKT
1,200,000	2.500	04/01/13	1,215,752
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Series 2010 A (GTY AGMT-Chevron Corp.)
4,100,000	0.190	09/04/12	4,100,000
California Municipal Finance Authority VRDN RB for Chevron USA, Inc. Recovery Zone Series 2010 C (GTY AGMT-Chevron Corp.)
1,750,000	0.170	09/04/12	1,750,000
California School Cash Reserve Program Authority TRANS Series 2012 J
1,000,000	2.000	05/01/13	1,011,445
California School Cash Reserve Program Authority TRANS Series 2012 S
750,000	2.000	12/31/12	754,220
California School Cash Reserve Program Authority TRANS Series 2012 U
1,000,000	2.000	12/31/12	1,004,953
California School Cash Reserve Program Authority TRANS Series 2012 W
1,200,000	2.000	01/31/13	1,206,943
California State Department of Water Resources Center Valley Project VRDN RB ROCS RR-II R-11970-1 Series 2011 (Citibank N.A., LIQ)(a)
1,600,000	0.170	09/07/12	1,600,000
California State Department of Water Resources Center Valley Project VRDN RB ROCS RR-II R-11993 Series 2011 (BHAC-CR) (Citibank N.A., LIQ)(a)
700,000	0.190	09/07/12	700,000
California State Department of Water Resources VRDN RB Putters Series 2012-4059 (JPMorgan Chase Bank, LIQ)(a)
9,100,000	0.190	09/04/12	9,100,000
California State University VRDN RB ROCS RR-II R-11568 Series 2008 (BHAC-CR AGM) (Citibank N.A., LIQ)
3,000,000	0.220	09/07/12	3,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012 D
1,000,000	0.250	12/11/12	1,000,000

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012 K
$1,000,000	0.240%	11/27/12	$1,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012-09 D
2,000,000	0.260	02/01/13	2,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012-9B-1
2,000,000	0.250	11/01/12	2,000,000
California Statewide Communities Development Authority VRDN PCRB Refunding for Chevron USA Inc. Project Series 2002 (GTY AGMT-Chevron Corp.)
1,900,000	0.190	09/04/12	1,900,000
California Statewide Communities Development Authority VRDN RB for Health Facility Community Hospital Monterey Peninsula Series 2011 B (U.S. Bank N.A., LOC)
7,500,000	0.170	09/07/12	7,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente Series 2003 A
400,000	0.160	09/07/12	400,000

California Statewide Communities Development Authority VRDN RB for Kaiser
Permanente Series 2003 B (GTY AGMT-Kaiser Foundation Health Plan, Inc.,
Kaiser Hospital Asset Management, Inc. and Kaiser Health Plan Asset
Management, Inc.)

1,500,000	0.160	09/07/12	1,500,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2012-DBE-1065 (GTY AGMT – Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
2,500,000	0.200	09/07/12	2,500,000
California Statewide Communities Development Authority VRDN RB for Sweep Lane Program Series 2007 A (U.S. Bank N.A., LOC)
2,500,000	0.130	09/07/12	2,500,000
Chino Basin Regional Financing Authority VRDN RB Refunding for Inland Empire Utilities Series 2008 B (Lloyds TSB Bank PLC, LOC)
2,400,000	0.190	09/07/12	2,400,000
City of Pasadena VRDN COPS Refunding Series 2008 A (Bank of America N.A., LOC)
2,000,000	0.190	09/07/12	2,000,000
East Bay Municipal Utility District VRDN RB Refunding Series 2008 A-3 RMKT (Barclays Bank PLC, SPA)
2,000,000	0.150	09/07/12	2,000,000
Glendale VRDN COPS for Police Building Project Series 2000 (Morgan Guaranty Trust, SPA)
2,800,000	0.200	09/07/12	2,800,000
Harbor Department of the City of Los Angeles CP Series 2012 B-1 (Mizuho Corp. Bank Ltd., LIQ)
1,000,000	0.200	09/04/12	1,000,000
1,000,000	0.200	10/18/12	1,000,000
Irvine Ranch Water District VRDN Special Assessment Series 1995 (Sumitomo Mitsui Banking Corp., LOC)
3,400,000	0.140	09/07/12	3,400,000
Los Angeles Community College District GO VRDN Series 2011-O-4 (Royal Bank of Canada, LIQ)(a)
2,500,000	0.150	09/07/12	2,500,000

Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
$5,000,000	0.170%	09/07/12	$5,000,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows II Series 1998 C (FNMA, LIQ)
5,200,000	0.150	09/07/12	5,200,000
Los Angeles County Housing Authority MF Hsg. VRDN RB Refunding for Malibu Meadows Project Series 1998 B (FNMA, LIQ)
2,436,000	0.150	09/07/12	2,436,000
Los Angeles County Metropolitan Transportation Authority Sales Tax VRDN RB ROCS RR-II R-12239 Series 2009 (NATL-RE) (Citibank N.A., LIQ)(a)
500,000	0.190	09/04/12	500,000
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-1 (GO of Participants)
1,000,000	2.000	11/30/12	1,004,287
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-4 (GO of Participants)
500,000	2.000	01/31/13	502,886
Los Angeles Department of Airports Municipal Trust Receipts VRDN RB for Los Angeles International Airport Floater Trust Series 2010-27B (Barclays Bank PLC, LIQ)(a)
1,600,000	0.160	09/07/12	1,600,000
Los Angeles Department of Airports Municipal Trust Receipts VRDN RB for Los Angeles International Airport Floater Trust Series 2010-80W (Barclays Bank PLC, LIQ)(a)
5,245,000	0.160	09/07/12	5,245,000
Los Angeles Department of Airports VRDN RB Floater Series 2012-0-30 (Royal Bank of Canada, LIQ)(a)
2,200,000	0.150	09/07/12	2,200,000
Los Angeles Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2010-3839 (JPMorgan Chase Bank, LIQ)(a)
2,000,000	0.180	09/07/12	2,000,000
Los Angeles Department of Water & Power VRDN RB for Power System Series 2002 Subseries A-5 (Barclays Bank PLC, SPA)
3,700,000	0.160	09/07/12	3,700,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2001 Subseries B-4 (Wells Fargo Bank N.A., SPA)
2,000,000	0.170	09/07/12	2,000,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2012-0-37 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.150	09/07/12	1,000,000
Los Angeles Unified School District GO VRDN Putters Series 2012-4252 (JPMorgan Chase Bank, LIQ)(a)
4,585,000	0.190	09/04/12	4,585,000
Metropolitan Water District of Southern California RB Authorization Series 2004 B-3 (NATL-RE)
3,830,000	5.000	10/01/12	3,844,838
Metropolitan Water District of Southern California VRDN RB P-Floats-MT Series 2011-774 (Bank of America N.A., LIQ)(a)
1,495,000	0.240	09/07/12	1,495,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2008 A-2 (Barclays Bank PLC, SPA)
15,000	0.150	09/07/12	15,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2010 A
1,600,000	0.140	09/07/12	1,600,000

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
Metropolitan Water District of Southern California VRDN RB Refunding Series 2011 A-2
$600,000	0.320%	06/01/13	$600,000
Metropolitan Water District of Southern California VRDN RB Refunding Series 2011 A-4
1,000,000	0.320	06/01/13	1,000,531
Orange County Apartment Development VRDN RB Refunding for Larkspur Canyon Apartments Series 1997 A (FNMA, LIQ)
200,000	0.140	09/07/12	200,000
Orange County Apartment Development VRDN RB Refunding for Park Ridge Villas Series 1998 (FNMA, LIQ)
4,000,000	0.150	09/07/12	4,000,000
Orange County Apartment Development VRDN RB Refunding for Riverbend Apartments Series 1999 B (FHLMC, LIQ)
2,600,000	0.150	09/07/12	2,600,000
Orange County Sanitation District VRDN COPS Putters Series 2010-3773Z (AGM) (JPMorgan Chase Bank, LIQ)(a)
3,400,000	0.180	09/07/12	3,400,000
Orange County Water District VRDN COPS Putters Series 2010-3686Z (JPMorgan Chase Bank, LIQ)(a)
2,000,000	0.180	09/07/12	2,000,000
Regents of the University of California Medical Center Pooled VRDN RB Series 2007 B-2 (Wells Fargo Bank N.A., SPA)
2,600,000	0.190	09/04/12	2,600,000
Sacramento County Housing Authority VRDN RB Refunding for River Terrace Apartments C-RMKT Series 1996 (FNMA, LIQ)
2,600,000	0.150	09/07/12	2,600,000
Sacramento Municipal Utility District VRDN RB Series 2012 M (U.S. Bank N.A., LOC)
2,600,000	0.150	09/07/12	2,600,000
Sacramento Suburban Water District VRDN COPS Refunding Series 2009 A (Sumitomo Mitsui Banking Corp., LOC)
4,500,000	0.140	09/07/12	4,500,000
San Diego Community College District GO VRDN Floater Series 2011-0-8 (Royal Bank of Canada, LIQ)(a)
1,000,000	0.150	09/07/12	1,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank, LIQ)(a)
570,000	0.180	09/07/12	570,000
San Diego County & School District TRANS Series 2012 B-2 (GO of Participants)
1,000,000	2.000	04/30/13	1,011,196
San Diego County Regional Transportation Commission VRDN RB Floater Certificates Series 2012-43C (Wells Fargo Bank N.A., LIQ)(a)
1,000,000	0.170	09/07/12	1,000,000
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
2,800,000	0.160	09/07/12	2,800,000
San Diego County Regional Transportation Limited Tax CP Series 2012
1,775,000	0.260	09/07/12	1,775,000
San Diego Unified School District GO TRANS Series 2012 A-2
3,000,000	2.000	06/28/13	3,043,581
San Diego Unified School District GO VRDN Floater Series 2011-97C (AGM) (Wells Fargo Bank N.A., LIQ)(a)
900,000	0.170	09/07/12	900,000
San Francisco City & County Airports Commission VRDN RB Series 2009 D
3,000,000	2.250	12/04/12	3,014,880

Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Public Utilities Commission Water VRDN RB Floater Certificates Series 2012-63C (Wells Fargo Bank N.A., LIQ)(a)
$1,640,000	0.170%	09/07/12	$1,640,000
Santa Clara Valley Transportation Authority Sales Tax VRDN RB Refunding for Measure A Series 2008 D RMKT (Sumitomo Mitsui Banking Corp. SPA)
1,500,000	0.130	09/07/12	1,500,000
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
1,000,000	0.210	09/07/12	1,000,000
Southern California Public Power Authority VRDN RB Refunding for Magnolia Power Project Series 2009 A-1 (U.S. Bank N.A., LOC)
1,800,000	0.160	09/07/12	1,800,000
University of California CP Series 2012
4,000,000	0.140	09/18/12	4,000,000
University of California VRDN RB Putters Series 2008-2649Z (JPMorgan Chase Bank, LIQ)
2,500,000	0.180	09/07/12	2,500,000
University of California VRDN RB Putters Series 2009-3368 (JP Morgan Chase Bank, LIQ)(a)
1,500,000	0.180	09/07/12	1,500,000
University of California VRDN RB ROCS RR-II R-11661 Series 2008 (AGM) (Citibank N.A., LIQ)
2,000,000	0.200	09/07/12	2,000,000
University of California VRDN RB ROCS RR-II R-12328 Series 2012 (AGM) (Citibank N.A., LIQ)(a)
1,000,000	0.190	09/04/12	1,000,000
Victor Valley Community College District GO VRDN Floater Certificates Series 2009-34C (Wells Fargo & Co., LIQ)(a)
4,700,000	0.170	09/07/12	4,700,000
West Basin Municipal Water District VRDN COPS Putters Series 2012-4210 (Assured GTY) (JPMorgan Chase Bank, LIQ)(a)
1,800,000	0.270	09/07/12	1,800,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-1 (Citibank N.A. SPA)
2,575,000	0.210	09/07/12	2,575,000
West Basin Municipal Water District VRDN COPS Refunding Series 2008 A-2 (Citibank N.A. SPA)
900,000	0.210	09/07/12	900,000
West Basin Municipal Water District VRDN RB Series 2011-DB-1035 (Deutsche Bank A.G., LIQ)(a)
3,340,000	0.210	09/07/12	3,340,000

			235,667,512

Puerto Rico – 3.1%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2009-10B Reg D (Barclays Bank PLC, LIQ)(a)
1,000,000	0.280	09/07/12	1,000,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
800,000	0.280	09/07/12	800,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Putters Series 2012-4138Z (JPMorgan Chase & Co., LIQ)(a)
2,000,000	0.180	09/07/12	2,000,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11890 Series 2010 (Citibank N.A., LIQ)(a)
400,000	0.190	09/07/12	400,000

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2011-DB-1041 (Deutsche Bank A.G., LIQ)(a)
$3,300,000	0.210%	09/07/12	$3,300,000

			$7,500,000

TOTAL INVESTMENTS – 99.9%			$243,167,512

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			161,702

NET ASSETS – 100.0%			$243,329,214

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2012, these securities amounted to $88,725,000 or approximately 36.5% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MF Hsg.	—Multi-Family Housing
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.9%
New York – 96.8%
Buffalo Municipal Water Finance Authority Water Systems VRDN RB Refunding Series 2008 (JPMorgan Chase Bank N.A., LOC)
$8,100,000	0.150%	09/07/12	$8,100,000
Erie County Fiscal Stability Authority RB Sales Tax & State Aid Secured Series 2010 A
700,000	4.000	05/15/13	717,629
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Series 2008-3053X (AGM) (Bank of America N.A., LIQ)
2,200,000	0.340	09/07/12	2,200,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries A1 RMKT (Bayerische Landesbank, LOC)
2,000,000	0.290	09/07/12	2,000,000
Long Island Power Authority Electric System VRDN RB Series 1998-2 Subseries 2B (Bayerische Landesbank, LOC)
3,700,000	0.220	09/04/12	3,700,000
Long Island Power Authority Electric System VRDN RB Series 2012 C (Barclays Bank PLC, LOC)
2,500,000	0.140	09/07/12	2,500,000
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Eagle Series 2006-0133 Class A (BHAC AGM-CR MBIA) (Citibank N.A., LIQ)
1,900,000	0.190	09/07/12	1,900,000
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB P-Floats- MT Series 2011-790 (NATL-RE) (Bank of America N.A., LIQ)(a)
1,735,000	0.240	09/07/12	1,735,000
Metropolitan Transportation Authority Dedicated Tax Fund RB Refunding – Floating Series 2008 Subseries B-3A-RMKT
3,600,000	0.570	11/01/12	3,600,498
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Series 2002 Subseries B-1 RMKT (State Street B&T Co., LOC)
800,000	0.170	09/07/12	800,000
Monroe County Industrial Development Corp. VRDN RB Floater Series 2011-98C (Wells Fargo Bank N.A., LIQ) (GTY AGMT-Wells Fargo Bank N.A.)(a)
1,000,000	0.170	09/07/12	1,000,000
Nassau County IDA Civic Facility VRDN RB Refunding & Improvement for Cold Spring Harbor Laboratory Series 1999 RMKT (TD Bank N.A., SPA)
7,775,000	0.170	09/04/12	7,775,000
Nassau County Interim Finance Authority RB Sales Tax Secured Series 2004 H (AMBAC)
4,000,000	5.250	11/15/12	4,040,759
Nassau County Interim Finance Authority RB Sales Tax Secured Series 2005 D (NATL-RE)
1,105,000	5.000	11/15/12	1,115,717
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank, LOC)
1,600,000	0.200	09/04/12	1,600,000
New York City GO VRDN Series 1995 F-4 (Landesbank Hessen-Thueringen, LOC)
2,000,000	0.210	09/07/12	2,000,000
New York City GO VRDN Series 1996 J Subseries J-2 RMKT (Westdeutsche Landesbank, LOC)
100,000	0.230	09/07/12	100,000
New York City GO VRDN Series 2002 C Subseries C-3A RMKT (Bank of Nova Scotia, LIQ)
1,900,000	0.170	09/07/12	1,900,000
New York City GO VRDN Series 2002 Subseries C-2 (Bayerische Landesbank, LOC)
300,000	0.230	09/07/12	300,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York City GO VRDN Series 2006 I Subseries I-4 (Bank of New York Mellon, LOC)
$200,000	0.200%	09/07/12	$200,000
New York City Health & Hospital Corp. VRDN RB Health System Series 2008 B (GO of Corp.) (TD Bank N.A., LOC)
2,000,000	0.170	09/07/12	2,000,000
New York City Health & Hospital Corp. VRDN RB Health System Series 2008 C (GO of Corp.) (TD Bank N.A., LOC)
3,100,000	0.140	09/07/12	3,100,000
New York City Health & Hospital Corp. VRDN RB Health System Series 2008 E (GO of Corp.) (JPMorgan Chase Bank N.A., LOC)
2,090,000	0.180	09/07/12	2,090,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA, LIQ)
600,000	0.180	09/07/12	600,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 Washington Street Series 2005 A (FNMA, LIQ)
2,000,000	0.180	09/07/12	2,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA, LIQ)
800,000	0.180	09/07/12	800,000
New York City Housing Development Corp. MF Mtge. VRDN RB for 201 Pearl Street Development Series 2006 A (FNMA, LIQ)
3,900,000	0.180	09/07/12	3,900,000
New York City Municipal Water Finance Authority CP Series 2012-1
1,000,000	0.200	09/04/12	1,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Second General Resolution Series 2006 CC-1 (The Bank of Nova Scotia, SPA)
1,105,000	0.180	09/04/12	1,105,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2003 F Subseries F-2 (Bayerische Landesbank, SPA)
2,000,000	0.220	09/04/12	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2008 Subseries B-4 (Royal Bank of Canada, SPA)
2,150,000	0.160	09/07/12	2,150,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floater Certificates Series 2011-133C (Wells Fargo Bank N.A., LIQ)(a)
1,000,000	0.170	09/07/12	1,000,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (WestLB AG, SPA)
2,400,000	0.200	09/07/12	2,400,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-2 (Bank of Nova Scotia, SPA)
600,000	0.160	09/07/12	600,000
New York City Transitional Finance Authority VRDN RB Recovery Series 2002-3 Subseries 3G (Bank of NY Mellon, SPA)
4,400,000	0.170	09/07/12	4,400,000
New York City Transitional Finance Authority VRDN RB SPEARS Series 2012-DB-1075X (State Aid Withholding) (Deutsche Bank A.G., LIQ)(a)
1,000,000	0.200	09/07/12	1,000,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A1 RMKT
3,650,000	0.180	09/07/12	3,650,000

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
$2,300,000	0.180%	09/07/12	$2,300,000
New York City Trust for Cultural Resources VRDN RB for Pierpont Morgan Library Series 2004 (JPMorgan Chase Bank N.A., LOC)
2,000,000	0.170	09/07/12	2,000,000
New York City Trust for Cultural Resources VRDN RB for The Juilliard School ROCS-RR-II R-11927 Series 2011 (Citibank N.A., LIQ)(a)
2,400,000	0.180	09/07/12	2,400,000
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 A1 (JPMorgan Chase Bank N.A., SPA)
2,900,000	0.200	09/04/12	2,900,000
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Series 2008 B1 (U.S. Bank N.A., SPA)
3,000,000	0.150	09/07/12	3,000,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
3,900,000	0.200	09/07/12	3,900,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Columbia University Series 2009 A
2,830,000	0.160	09/07/12	2,830,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Floater Certificates Series 2011-3C (Wells Fargo Bank N.A., LIQ)(a)
2,600,000	0.170	09/07/12	2,600,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
1,100,000	0.180	09/07/12	1,100,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University ROCS-RR-II R-11944 Series 2011 (Citibank N.A., LIQ)(a)
1,000,000	0.170	09/07/12	1,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Rockefeller University Series 2009 B (U.S. Bank N.A., SPA)
6,300,000	0.160	09/07/12	6,300,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006 A-1 RMKT (Wells Fargo Bank N.A., LOC)
3,000,000	0.140	09/07/12	3,000,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Floaters Series 2007-1861 (Wells Fargo Bank N.A., LIQ)
5,045,000	0.170	09/07/12	5,045,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Vassar College Putters Series 2008-3204 (JPMorgan Chase Bank N.A., LIQ)(a)
2,900,000	0.180	09/07/12	2,900,000
New York State Dormitory Authority State Personal Income Tax VRDN RB for Education ROCS RR II R-11479 (Citibank N.A., LIQ)
3,000,000	0.190	09/07/12	3,000,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 A RMKT (HSBC Bank USA N.A., SPA)
1,600,000	0.170	09/07/12	1,600,000
New York State Dormitory Authority State Supported Debt VRDN RB for Cornell University Series 2004 B RMKT (HSBC Bank USA N.A., SPA)
4,385,000	0.170	09/07/12	4,385,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 A RMKT (TD Bank N.A., LOC)
690,000	0.170	09/07/12	690,000

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 B RMKT (TD Bank N.A., LOC)
$3,255,000	0.170%	09/07/12	$3,255,000
New York State Dormitory Authority State Supported Debt VRDN RB for University of Rochester Series 2003 B Convertible (HSBC Bank USA N.A., LOC)
1,500,000	0.160	09/04/12	1,500,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3201 (JPMorgan Chase Bank N.A., LIQ)(a)
1,800,000	0.180	09/07/12	1,800,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Cancer Center Putters Series 2008-3209 (JPMorgan Chase Bank N.A., LIQ)(a)
3,555,000	0.180	09/07/12	3,555,000
New York State Dormitory Authority VRDN RB for Mental Health Services Series 2003 Subseries D-2E (Royal Bank of Canada, LOC)
1,400,000	0.150	09/07/12	1,400,000
New York State Dormitory Authority VRDN RB for Metropolitan Museum of Art Series 1993 A
1,632,000	0.200	09/07/12	1,632,000
New York State Housing Finance Agency VRDN RB for 10 Barclay Street Housing Series 2004 A (FNMA, LIQ)
1,600,000	0.140	09/07/12	1,600,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)
1,500,000	0.180	09/07/12	1,500,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ)
1,000,000	0.140	09/07/12	1,000,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA, LIQ)
1,800,000	0.180	09/07/12	1,800,000
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ)
3,000,000	0.140	09/07/12	3,000,000
New York State Liberty Development Corp. VRDN RB for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
7,100,000	0.240	09/07/12	7,100,000
New York State Local Government Assistance Corp. RB Series 2008 A
1,400,000	5.000	04/01/13	1,438,268
New York State Local Government Assistance Corp. RB Series 2008 C (GO of Corp.)
1,000,000	5.000	04/01/13	1,027,776
New York State Local Government Assistance Corp. VRDN RB Austin Trust Certificates Series 2008-3506 (AGM-CR GO of Corp.) (Bank of America N.A., LIQ)
3,710,000	0.240	09/07/12	3,710,000
New York State Power Authority CP Series 2012-1
1,000,000	0.210	09/04/12	1,000,000
2,000,000	0.170	09/14/12	2,000,000
New York State Power Authority RB Series 2002 A
200,000	5.000	11/15/12	201,825
New York State Thruway Authority RB for Second General Highway & Bridge Trust Fund Series 2010 A
1,750,000	5.000	04/01/13	1,798,487

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Thruway Authority RB for Second General Highway & Bridge Trust Fund Series 2011 A-2
$1,520,000	4.000%	04/01/13	$1,553,013
New York State Thruway Authority VRDN RB Floater Trust Series 2011-100W (NATL-RE FGIC) (Barclays Bank PLC, LIQ)(a)
2,900,000	0.170	09/07/12	2,900,000
Port Authority of New York & New Jersey VRDN RB Floater Trust Series 2011-17B (GO of Authority) (Barclays Bank PLC, LIQ)(a)
2,150,000	0.160	09/07/12	2,150,000
Port Authority of New York & New Jersey VRDN RB ROCS-RR-II R-664 Series 2006 (Citibank N.A., LIQ)
2,130,000	0.180	09/07/12	2,130,000
Suffolk County Water Authority VRDN RB Floaters-PT Series 2012-4725 (Bank of America N.A., LIQ)(a)
2,550,000	0.200	09/07/12	2,550,000
Suffolk County Water Authority VRDN RB Putters Series 2009-3357 (NATL-RE) (JPMorgan Chase Bank N.A., LIQ)(a)
1,260,000	0.190	09/07/12	1,260,000
Triborough Bridge & Tunnel Authority VRDN RB General Series 2001 B RMKT (State Street B&T Co., LOC)
1,900,000	0.130	09/07/12	1,900,000
Triborough Bridge & Tunnel Authority VRDN RB General Series 2005 A-1 RMKT (GO of Authority) (California Public Employees Retirement System, LOC)
2,700,000	0.200	09/04/12	2,700,000
Triborough Bridge & Tunnel Authority VRDN RB Putters Series 2012-4253 (JPMorgan Chase & Co., LIQ)(a)
5,500,000	0.190	09/04/12	5,500,000

			194,990,972

Puerto Rico – 3.1%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2009-10B Reg D (Barclays Bank PLC, LIQ)(a)
1,700,000	0.280	09/07/12	1,700,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
2,400,000	0.280	09/07/12	2,400,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2011-DB-1041 (Deutsche Bank A.G., LIQ)(a)
2,200,000	0.210	09/07/12	2,200,000

			6,300,000

TOTAL INVESTMENTS – 99.9%			$201,290,972

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			196,699

NET ASSETS – 100.0%			$201,487,671

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)

Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2012, these securities amounted to $47,850,000 or approximately 23.7% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
CP	—Commercial Paper
CR	—Custodial Receipts
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg.	—Multi-Family Housing
MF Mtge.	—Multi-Family Mortgage
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – 99.8%
Alabama – 3.4%
Alabama Special Care Facilities Financing Authority VRDN RB Birmingham for Ascension Health Senior Credit Putters Series 2008-2959 (JPMorgan Chase Bank, LIQ)
$6,370,000	0.180%	09/07/12	$6,370,000
Alabama State Special Care Facilities Financing Authority VRDN RB for Solar Eclipse Series 2007-0046 (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)
16,605,000	0.170	09/07/12	16,605,000
Auburn University VRDN RB Floater Certificates Series 2011-53C (Wells Fargo Bank N.A., LIQ)(a)
7,000,000	0.170	09/07/12	7,000,000
Auburn University VRDN RB Putters Series 2009-3516 (AGM) (JPMorgan Chase Bank, LIQ)(a)
4,845,000	0.200	09/07/12	4,845,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1995 A
20,000,000	0.190	09/04/12	20,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1996 A
21,000,000	0.190	09/04/12	21,000,000
Columbia IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1999 B
25,000,000	0.190	09/04/12	25,000,000
East Alabama Health Care Authority VRDN RB Series 2012 B
15,000,000	0.230	09/07/12	15,000,000
Gadsden IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1994
6,150,000	0.190	09/04/12	6,150,000
Huntsville Health Care Authority CP Series 2012
7,500,000	0.240	01/02/13	7,500,000
25,000,000	0.230	01/14/13	25,000,000
29,000,000	0.230	02/01/13	29,000,000
West Jefferson IDB VRDN PCRB Refunding for Alabama Power Co. Project Series 1998
37,290,000	0.170	09/07/12	37,290,000

			220,760,000

Alaska – 1.8%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Series 2009 A
79,530,000	0.180	09/07/12	79,530,000
Alaska Housing Finance Corp. VRDN RB Governmental Purpose Series 1997 A (GO of Corp.)
10,700,000	0.170	09/07/12	10,700,000
City of Anchorage VRDN RB Putters Series 2007-1974 (NATL-RE) (Deutsche Bank A.G., LIQ)
15,235,000	0.220	09/07/12	15,235,000
City of Valdez Marine Terminal VRDN RB Floater Certificates Series 2011-73C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(a)
9,650,000	0.170	09/07/12	9,650,000

			115,115,000

Arizona – 2.2%
Arizona Health Facilities Authority VRDN RB for Banner Health P-Floats-PT-4511 Series 2008 (Wells Fargo Bank N.A., LIQ)
12,120,000	0.200	09/07/12	12,120,000
Arizona Health Facilities Authority VRDN RB for Banner Health P-Floats-PT-4695 Series 2011 (Bank of America N.A., LIQ)(a)
10,500,000	0.330	09/07/12	10,500,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Arizona – (continued)
Arizona Health Facilities Authority VRDN RB for Banner Health Putters Series 2012-4215 (JPMorgan Chase Bank N.A., LIQ)(a)
$44,575,000	0.200%	09/04/12	$44,575,000
Arizona State Health Facilities Authority VRDN RB for Dignity Health Series 2012-1082 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
18,500,000	0.240	09/07/12	18,500,000
Arizona State School Facilities Board VRDN RB Floater Trust Series 2011-102W (Barclays Bank PLC, LIQ)(a)
4,920,000	0.190	09/07/12	4,920,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2008-3151 (JPMorgan Chase Bank, LIQ)(a)
6,605,000	0.180	09/07/12	6,605,000
Arizona State Transportation Board Highway VRDN RB Putters Series 2009-3466 (JPMorgan Chase Bank, LIQ)(a)
4,065,000	0.180	09/07/12	4,065,000
Phoenix Civic Improvement Corp. Water System VRDN RB Putters Series 2009-3458 (JPMorgan Chase Bank, LIQ)(a)
7,140,000	0.180	09/07/12	7,140,000
Salt River Project Agricultural Improvement & Power District Electric System Municipal Trust Receipts VRDN RB Floater Trust Series 2010-21W (Barclays Bank PLC, LIQ)(a)
5,000,000	0.190	09/07/12	5,000,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Eagle Series 2006-0014 Class A (Citibank N.A., SPA)
13,275,000	0.170	09/07/12	13,275,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floater Series 2009-40C (Wells Fargo & Co., LIQ)(a)
13,100,000	0.170	09/07/12	13,100,000
Salt River Project Agricultural Improvement & Power District Electric System VRDN RB Floaters Trust Series 2009-9W (Barclays Bank PLC, LIQ)(a)
4,050,000	0.190	09/07/12	4,050,000

			143,850,000

California – 11.5%
Bay Area Toll Authority California Toll Bridge VRDN RB Floater Certificates Series 2010-30C (GTY AGMT – Wells Fargo Bank N.A) (Wells Fargo Bank N.A., LIQ)(a)
21,440,000	0.170	09/07/12	21,440,000
Bay Area Toll Authority California Toll Bridge VRDN RB for San Francisco Bay Area SPEARS Series 2011-DB-1043 (Deutsche Bank A.G., LIQ)(a)
4,445,000	0.210	09/07/12	4,445,000
Bay Area Toll Authority California Toll Bridge VRDN RB Putters Series 2008-3130 (JPMorgan Chase Bank, LIQ)(a)
6,145,000	0.180	09/07/12	6,145,000
California Department of Water Resources VRDN RB Putters Series 2012-4161 (JPMorgan Chase Bank, LIQ)(a)
3,250,000	0.180	09/07/12	3,250,000
California Educational Facilities Authority VRDN RB for Claremont McKenna College Putters Series 2009-3580 (JPMorgan Chase Bank, LIQ)(a)
4,355,000	0.180	09/07/12	4,355,000
California Educational Facilities Authority VRDN RB for University of Southern California Eagle Series 2007-0064 Class A (Citibank N.A., LIQ)
8,500,000	0.170	09/07/12	8,500,000

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Educational Facilities Authority VRDN RB for University of Southern California Putters Series 2009-3424 (JPMorgan Chase Bank, LIQ)(a)
$7,305,000	0.180%	09/07/12	$7,305,000
California GO VRDN for Kindergarten Series 2004 A8-RMKT (Citibank N.A., LOC) (California State Teachers Retirement, LOC)
12,500,000	0.190	09/07/12	12,500,000
California GO VRDN SPEARS Series 2007-DB-457 (AGM) (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)
11,500,000	0.200	09/07/12	11,500,000
California Health Facilities Authority VRDN RB for Sutter Health Putters Series 2012-4045 (JPMorgan Chase Bank, LIQ)(a)
8,130,000	0.180	09/07/12	8,130,000
California Health Facilities Financing Authority CP Series 2012 E
24,000,000	0.240	11/20/12	24,000,000
California Health Facilities Financing Authority VRDN RB Floater Certificates Series 2011-74C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(a)
5,800,000	0.170	09/07/12	5,800,000
California Health Facilities Financing Authority VRDN RB Floaters Series 2007-1858 (GTY AGMT-Wells Fargo & Co.) (Wells Fargo & Co., LIQ)
7,794,000	0.170	09/07/12	7,794,000
California Health Facilities Financing Authority VRDN RB for Adventist Health System P-Floats-PT-4699 Series 2011 (NATL-RE) (Bank of America N.A., LIQ) (GTY AGMT-Bank of America N.A.)(a)
20,460,000	0.370	09/07/12	20,460,000
California Health Facilities Financing Authority VRDN RB for Dignity Health SPEARS Series 2012-DBE-1083 (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
12,095,000	0.240	09/07/12	12,095,000
California Infrastructure & Economic Development Bank VRDN RB for Bay Area Toll Bridges Putters Series 2012-4208 (FGIC) (JPMorgan Chase Bank, LIQ)(a)
30,550,000	0.190	09/04/12	30,550,000
California Public Works Board VRDN RB SPEARS Series 2012-1062 (Deutsche Bank A.G., LIQ)(a)
7,500,000	0.200	09/07/12	7,500,000
California School Cash Reserve Program Authority RB Series 2012 L
8,200,000	2.000	06/03/13	8,308,321
California School Cash Reserve Program Authority TRANS Series 2012 J
24,000,000	2.000	05/01/13	24,274,682
California School Cash Reserve Program Authority TRANS Series 2012 S
14,250,000	2.000	12/31/12	14,330,169
California School Cash Reserve Program Authority TRANS Series 2012 U
24,000,000	2.000	12/31/12	24,118,868
California School Cash Reserve Program Authority TRANS Series 2012 V
16,000,000	2.000	01/31/13	16,092,658
California School Cash Reserve Program Authority TRANS Series 2012 W
33,200,000	2.000	01/31/13	33,392,265
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012 D
22,000,000	0.250	12/11/12	22,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012 K
6,000,000	0.240	11/27/12	6,000,000
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012-09 D
28,000,000	0.260	02/01/13	28,000,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
California Statewide Communities Development Authority CP for Kaiser Permanente Series 2012-9B-1
$20,500,000	0.250%	11/01/12	$20,500,000
California Statewide Communities Development Authority CP Series 2012 9B-3
9,500,000	0.240	04/05/13	9,500,000
California Statewide Communities Development Authority CP Series 2012-9B-2
3,000,000	0.260	02/05/13	3,000,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-11672 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)(a)
10,035,000	0.180	09/07/12	10,035,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente ROCS RR-II R-1563 Series 2008 (BHAC-CR) (Citibank N.A., LIQ)
9,800,000	0.200	09/07/12	9,800,000
California Statewide Communities Development Authority VRDN RB for Kaiser Permanente SPEARS Series 2012-DBE-1065 (GTY AGMT – Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
12,815,000	0.200	09/07/12	12,815,000
California Statewide Communities Development Authority VRDN RB for Sutter Health Putters Series 2008-3175 (JPMorgan Chase Bank, LIQ)(a)
24,170,000	0.180	09/07/12	24,170,000
Harbor Department of the City of Los Angeles CP Series 2012 B-1 (Mizuho Corp. Bank Ltd., LIQ)
4,000,000	0.200	09/04/12	4,000,000
4,000,000	0.200	10/18/12	4,000,000
Los Angeles Community College District GO VRDN Series 2011-O-4 (Royal Bank of Canada, LIQ)(a)
2,500,000	0.150	09/07/12	2,500,000
Los Angeles Community Redevelopment Agency MF Hsg. VRDN RB for Metropolitan Apartments Series 1985 RMKT (FNMA, LIQ)
11,700,000	0.170	09/07/12	11,700,000
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-1 (GO of Participants)
17,500,000	2.000	11/30/12	17,575,010
Los Angeles County Schools Pooled Financing Program TRANS Series 2012 B-4 (GO of Participants)
14,500,000	2.000	01/31/13	14,583,699
Los Angeles Department of Airports VRDN RB Floater Series 2012-0-30 (Royal Bank of Canada, LIQ)(a)
6,800,000	0.150	09/07/12	6,800,000
Los Angeles Department of Water & Power VRDN RB Putters Series 2009-3422 (JPMorgan Chase Bank, LIQ)(a)
8,795,000	0.180	09/07/12	8,795,000
Los Angeles Department of Water & Power Waterworks VRDN RB Series 2012-0-37 (Royal Bank of Canada, LIQ)(a)
4,000,000	0.150	09/07/12	4,000,000
San Diego Community College District GO VRDN Austin Trust Certificates Series 2008-3020X (AGM) (Bank of America N.A., LIQ)
6,000,000	0.240	09/07/12	6,000,000
San Diego Community College District GO VRDN Floater Series 2011-0-8 (Royal Bank of Canada, LIQ)(a)
5,000,000	0.150	09/07/12	5,000,000
San Diego Community College District GO VRDN Putters Series 2009-3415 (JPMorgan Chase Bank, LIQ)(a)
5,470,000	0.180	09/07/12	5,470,000
San Diego County & School District TRANS Series 2012 B-2 (GO of Participants)
8,440,000	2.000	04/30/13	8,534,495

The accompanying notes are an integral part of these financial statements.	41

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
California – (continued)
San Diego County Regional Transportation Commission VRDN RB Floater Certificates Series 2012-43C (Wells Fargo Bank N.A., LIQ)(a)
$11,475,000	0.170%	09/07/12	$11,475,000
San Diego County Regional Transportation Commission VRDN RB Limited Tax Series 2008 C (Mizuho Corp. Bank, SPA)
10,500,000	0.160	09/07/12	10,500,000
San Diego County Regional Transportation Limited Tax CP Series 2012
32,375,000	0.260	09/07/12	32,375,000
San Diego County Water Authority VRDN COPS Putters Series 2008-2873 (AGM) (JPMorgan Chase Bank, LIQ)
4,465,000	0.180	09/07/12	4,465,000
San Diego Unified School District GO TRANS Series 2012 A-2
28,000,000	2.000	06/28/13	28,406,751
San Diego Unified School District GO VRDN Floater Series 2011-97C (AGM) (Wells Fargo Bank N.A., LIQ)(a)
8,800,000	0.170	09/07/12	8,800,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floater Certificates Series 2012-63C (Wells Fargo Bank N.A., LIQ)(a)
15,000,000	0.170	09/07/12	15,000,000
San Francisco City & County Public Utilities Commission Water VRDN RB Floaters Series 2007-2190 (AGM) (Wells Fargo Bank N.A., LIQ)
5,000,000	0.210	09/07/12	5,000,000
San Francisco City & County Public Utilities Commission Water VRDN RB Putters Series 2012-4065Z (JPMorgan Chase Bank, LIQ)(a)
5,950,000	0.180	09/07/12	5,950,000
Southern California Public Power Authority VRDN RB for Milford Wind Corridor Phase II Project SPEARS Series 2012-DB-1048 (Deutsche Bank A.G., LIQ)
7,860,000	0.210	09/07/12	7,860,000
University of California VRDN RB P-Floats Series 2011-766 (AGM) (Bank of America N.A., LIQ)(a)
32,010,000	0.250	09/07/12	32,010,000
Victor Valley Community College District GO VRDN Floater Certificates Series 2009-34C (Wells Fargo & Co., LIQ)(a)
11,185,000	0.170	09/07/12	11,185,000
West Basin Municipal Water District VRDN COPS Putters Series 2012-4210 (Assured GTY) (JPMorgan Chase Bank, LIQ)(a)
4,670,000	0.270	09/07/12	4,670,000
West Basin Municipal Water District VRDN RB Series 2011-DB-1035 (Deutsche Bank A.G., LIQ)(a)
5,000,000	0.210	09/07/12	5,000,000

			743,760,918

Colorado – 1.7%
City of Colorado Springs Utilities System VRDN RB Series 2012 A (U.S. Bank N.A., SPA)
46,900,000	0.160	09/07/12	46,900,000
Colorado Educational & Cultural Facilities Authority VRDN RB for Nature Conservancy Project Series 2012
9,600,000	0.170	09/07/12	9,600,000
Colorado Health Facilities Authority VRDN RB for Sisters of Leavenworth Health System Floater Certificates Series 2012-0-15 (Royal Bank of Canada, LIQ)(a)
7,000,000	0.140	09/07/12	7,000,000
Colorado Health Facilities Authority VRDN RB for Sisters of Leavenworth Health System Putters Series 2010-3702 (JPMorgan Chase Bank, LIQ)(a)
8,695,000	0.180	09/07/12	8,695,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver City & County GO VRDN for Justice System Austin Trust Certificates Series 2008-1050 (Bank of America N.A., LIQ)
$7,500,000	0.240%	09/07/12	$7,500,000
Lower Colorado River Authority CP Series 2012 A
28,750,000	0.180	09/04/12	28,750,000

			108,445,000

Connecticut – 3.7%
Connecticut Housing Finance Authority Mortgage Finance Program VRDN RB Series 2011 C-1-RMKT (GO of Authority) (Barclays Bank PLC, SPA)
14,195,000	0.160	09/07/12	14,195,000
Connecticut State GO Series 2011 D
27,500,000	1.500	11/01/12	27,558,258
Connecticut State GO Series 2011 E
35,545,000	1.500	11/01/12	35,620,302
Connecticut State GO VRDN Floater Certificates Series 2011-89C (Wells Fargo Bank N.A., LIQ)(a)
21,900,000	0.170	09/07/12	21,900,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale New Haven Hospital Series 2008 L1 (Bank of America N.A., LOC)
25,930,000	0.210	09/07/12	25,930,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Eagle 7 Series 2005-3031 Class A (Citibank N.A., LIQ)
25,000,000	0.170	09/07/12	25,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-2861 (JPMorgan Chase Bank, LIQ)
5,980,000	0.190	09/04/12	5,980,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Putters Series 2008-3185Z (JPMorgan Chase Bank, LIQ)(a)
11,995,000	0.180	09/07/12	11,995,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 1997 T-2 (Credit Local de France, Toronto Dominion Bank, and Landesbank Hessen-Thüringen Girozentrale, LIQ)
8,000,000	0.150	09/07/12	8,000,000
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2003X-2
58,860,000	0.160	09/07/12	58,860,000

			235,038,560

Delaware – 0.3%
Delaware State Health Facilities Authority VRDN RB for Christiana Care Health Services, Inc. Series 2008 B
16,475,000	0.150	09/07/12	16,475,000

District of Columbia – 0.8%
District of Columbia GO VRDN Refunding Series 2008 C1 RMKT (TD Bank N.A., LOC)
10,100,000	0.190	09/07/12	10,100,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3354 (JPMorgan Chase Bank, LIQ)(a)
7,080,000	0.180	09/07/12	7,080,000
District of Columbia Income Tax Secured VRDN RB Putters Series 2009-3369 (JPMorgan Chase Bank, LIQ)(a)
4,500,000	0.180	09/07/12	4,500,000
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Putters Series 2009-3317 (JPMorgan Chase Bank, LIQ)(a)
8,330,000	0.180	09/07/12	8,330,000

42	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
District of Columbia – (continued)
Metropolitan Washington D.C. Airports Authority CP Series 2012-2A-1
$21,000,000	0.280%	09/10/12	$21,000,000

			51,010,000

Florida – 2.4%
City of Lakeland Energy System VRDN RB Refunding Series 2009
6,300,000	0.920	10/01/12	6,301,275
Florida State Board of Education GO VRDN Floater Certificates Series 2011-8C (Wells Fargo Bank N.A., LIQ)(a)
8,800,000	0.170	09/07/12	8,800,000
Florida State Board of Education GO VRDN Putters Series 2008-2850 (State GTD) (JPMorgan Chase Bank, LIQ)
7,425,000	0.180	09/07/12	7,425,000
Florida State Board of Education GO VRDN Putters Series 2010-3834Z (JPMorgan Chase Bank, LIQ)(a)
9,000,000	0.180	09/07/12	9,000,000
Florida State Board of Education RB Series 2002 C (NATL-RE)
4,500,000	5.000	01/01/13	4,613,573
Florida State DOT Turnpike Authority VRDN RB Putters Series 2008-2996 (JPMorgan Chase Bank, LIQ)
4,100,000	0.180	09/07/12	4,100,000
Florida State GO VRDN for DOT – Right of Way Floater Certificate Series 2012-28C (Wells Fargo Bank N.A., LIQ)(a)
14,385,000	0.170	09/07/12	14,385,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2514 (JPMorgan Chase Bank, LIQ)
18,070,000	0.180	09/07/12	18,070,000
Florida State Turnpike Authority VRDN RB Putters Series 2008-2539 (JPMorgan Chase Bank, LIQ)
21,330,000	0.180	09/07/12	21,330,000
Jacksonville Electric Authority Water & Sewer Systems CP Series 2012 A
13,000,000	0.250	09/04/12	13,000,000
Jacksonville Electric Authority Water & Sewer Systems CP Series 2012 F-2
10,000,000	0.180	10/03/12	10,000,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Floater Certificates Series 2012-4C (Wells Fargo Bank N.A., LIQ)(a)
5,895,000	0.170	09/07/12	5,895,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 3-A (Royal Bank of Canada, SPA)
11,580,000	0.160	09/07/12	11,580,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 Subseries B-1 (State Street Bank & Trust Co., SPA)
7,675,000	0.150	09/07/12	7,675,000
Orange County School District VRDN COPS Putters Series 2010-3785Z (NATL-RE FGIC) (JPMorgan Chase Bank, LIQ)(a)
5,000,000	0.200	09/07/12	5,000,000
Volusia County Health Facilities Authority VRDN RB for Adventist Health System Series 1994 A (TD Bank N.A., LOC)
10,140,000	0.150	09/07/12	10,140,000

			157,314,848

Georgia – 4.4%
Georgia State GO Series 2011 H
7,005,000	0.750	11/01/12	7,011,044

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Georgia – (continued)
Georgia State GO VRDN Floater Certificates Series 2011-134C (Wells Fargo Bank N.A., LIQ)(a)
$11,555,000	0.170%	09/07/12	$11,555,000
Georgia State GO VRDN Floater Trust Series 2011-103W (Barclays Bank PLC, LIQ)(a)
9,250,000	0.190	09/07/12	9,250,000
Georgia State GO VRDN Putters Series 2012-4170 (JPMorgan Chase Bank, LIQ)(a)
6,890,000	0.180	09/07/12	6,890,000
Georgia State Municipal Gas Authority RB Refunding for Gas Portfolio III Series 2012 P
16,000,000	2.000	05/22/13	16,193,026
Gwinnett County School District GO VRDN Austin Trust Certificates Series 2008-1112 (Bank of America N.A., LIQ)
3,375,000	0.240	09/07/12	3,375,000
Gwinnett County School District GO VRDN Putters Series 2008-2868 (JPMorgan Chase Bank, LIQ)
8,870,000	0.180	09/07/12	8,870,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax VRDN RB Series 2000 B (PNC Bank N.A., LOC)
25,000,000	0.200	09/07/12	25,000,000
Metropolitan Atlanta Rapid Transit Authority VRDN RB Austin Trust Certificates Refunding for Third Indenture Series 2008-3046X (AGM) (Bank of America N.A., LIQ)
6,665,000	0.240	09/07/12	6,665,000
Metropolitan Atlanta Rapid Transit Authority VRDN RB Floater Certificates Refunding for Third Indenture Series 2012-34C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(a)
14,995,000	0.170	09/07/12	14,995,000
Metropolitan Atlanta Rapid Transit Authority VRDN RB Series 2000 A
1,400,000	0.240	07/01/13	1,400,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 Sub Gen C RMKT (GO of Participants) (Bayerische Landesbank, LOC)
45,650,000	0.280	09/07/12	45,650,000
Municipal Electric Authority of Georgia VRDN RB Series 1985 Subseries B RMKT (GO of Participants) (Barclays Bank PLC, LOC)
11,800,000	0.160	09/07/12	11,800,000
Private Colleges & Universities Authority VRDN RB for Emory University Floater Certificates Series 2011-32C (Wells Fargo Bank N.A., LIQ)(a)
5,800,000	0.170	09/07/12	5,800,000
Private Colleges & Universities Authority VRDN RB for Emory University Floaters Series 2011-95C (GO of University) (Wells Fargo Bank N.A., LIQ)(a)
4,865,000	0.170	09/07/12	4,865,000
Private Colleges & Universities Authority VRDN RB for Emory University Putters Series 2009-3423 (JPMorgan Chase Bank, LIQ)(a)
4,795,000	0.180	09/07/12	4,795,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B1
8,300,000	0.160	09/07/12	8,300,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 B-3
9,600,000	0.160	09/07/12	9,600,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C2 RMKT
37,625,000	0.160	09/07/12	37,625,000

The accompanying notes are an integral part of these financial statements.	43

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Georgia – (continued)
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C-3 RMKT
$27,350,000	0.140%	09/07/12	$27,350,000
Private Colleges & Universities Authority VRDN RB for Emory University Series 2005 C-4-RMKT
19,100,000	0.140	09/07/12	19,100,000

			286,089,070

Hawaii – 0.4%
City & County of Honolulu GO Prerefunded Series 2003 A (NATL-RE)
4,295,000	5.250	03/01/13	4,402,064
Hawaii State GO Refunding Series 2009 DV
11,840,000	5.000	11/01/12	11,933,535
State of Hawaii GO VRDN Putters Series 2011-4007 (JPMorgan Chase Bank, LIQ)(a)
6,665,000	0.180	09/07/12	6,665,000

			23,000,599

Illinois – 3.9%
Chicago Board of Education GO VRDN Refunding for Dedicated Revenues Series 2009 A-2 (Northern Trust Co., LOC)
5,900,000	0.150	09/07/12	5,900,000
Chicago Metropolitan Water Reclamation District Greater Chicago GO VRDN P-Floats-MT-709 Series 2011(a)
11,125,000	0.250	09/07/12	11,125,000
Chicago Sales Tax VRDN RB Floater Certificates Series 2012-0-20 (Royal Bank of Canada, LIQ)(a)
3,330,000	0.170	09/07/12	3,330,000
Chicago Water VRDN RB Floater Series 2012-31C (Wells Fargo Bank N.A., LIQ)(a)
5,110,000	0.170	09/07/12	5,110,000
City of Chicago GO VRDN Series 2003 B-1 RMKT (JPMorgan Chase Bank, SPA)
9,880,000	0.190	09/04/12	9,880,000
City of Chicago, Illinois GO VRDN Floaters Series 2010-3190 (Deutsche Bank A.G., LIQ)(a)
9,000,000	0.200	09/07/12	9,000,000
City of Chicago, Illinois GO VRDN Neighborhoods Alive 21 Series 2002-B-3 RMKT (Bank of America N.A., LOC)
15,870,000	0.370	09/04/12	15,870,000
Cook County, Illinois GO VRDN Floater Series 2012-1076 (Deutsche Bank A.G., LIQ)(a)
6,660,000	0.240	09/07/12	6,660,000
Cook County, Illinois GO VRDN Series 2002 B (Bank of NY Mellon, SPA)
47,500,000	0.170	09/07/12	47,500,000
Illinois Finance Authority CP Series 2012 08-A
25,485,000	0.190	10/01/12	25,485,000
Illinois Finance Authority VRDN RB Floater Certificates Series 2011-61C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo Bank N.A., LIQ)(a)
4,785,000	0.170	09/07/12	4,785,000
Illinois Finance Authority VRDN RB for Methodist Medical Center Series 2011 B (PNC Bank N.A., LOC)
10,220,000	0.190	09/07/12	10,220,000
Illinois Finance Authority VRDN RB for Northwestern Memorial Hospital Floaters Trust Series 2011-16B (Barclays Bank PLC, LIQ)(a)
3,950,000	0.190	09/07/12	3,950,000
Illinois Finance Authority VRDN RB for University of Chicago Series 2004 B
14,269,000	0.170	09/07/12	14,269,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority VRDN RB for University of Chicago Series 2010 A (Bank of America N.A., LOC)
$35,850,000	0.210%	09/04/12	$35,850,000
Illinois Finance Authority VRDN RB Refunding for University of Chicago Series 2004 C
7,100,000	0.170	09/07/12	7,100,000
University of Illinois Board of Trustees VRDN COPS ROCS RR-II R-11480 Series 2008 (AGM) (Citibank N.A., LIQ)
7,495,000	0.290	09/07/12	7,495,000
University of Illinois VRDN COPS for Utility Infrastructure Projects Series 2004 (Bank of NY Mellon, SPA)
28,160,000	0.170	09/07/12	28,160,000

			251,689,000

Indiana – 3.5%
Indiana Finance Authority Hospital VRDN RB Floater Certificates Series 2011 E-23 (Royal Bank of Canada, LIQ) (Royal Bank of Canada, LOC)(a)
11,000,000	0.170	09/07/12	11,000,000
Indiana Finance Authority Hospital VRDN RB for Parkview Health System Floater Certificates Series 2009-55C (GTY AGMT-Wells Fargo Bank N.A.) (Wells Fargo & Co., LIQ)(a)
9,715,000	0.170	09/07/12	9,715,000
Indiana Finance Authority VRDN RB for Ascension Health Series 2008 E5
24,600,000	0.180	09/07/12	24,600,000
Indiana Finance Authority VRDN RB for Lease Appropriation Series 2008 A-2 RMKT
40,000,000	0.180	09/07/12	40,000,000
Indiana Finance Authority VRDN RB for Trinity Health Putters Series 2009-3611 (JPMorgan Chase Bank N.A., LIQ)(a)
17,180,000	0.180	09/07/12	17,180,000
Indiana Health & Educational Facilities Financing Authority VRDN RB for Ascension Health Services ROCS-RR-II R-11160 Series 2007 (Citibank N.A., LIQ)
13,785,000	0.170	09/07/12	13,785,000
Indiana Health Facilities Financing Authority VRDN RB for Ascension Health Services Series 2003 E-6 RMKT
13,000,000	0.180	09/07/12	13,000,000
Indiana Health Facility Financing Authority VRDN RB for Ascension Health Series 2005 A-2 RMKT
56,060,000	0.180	09/07/12	56,060,000
Purdue University VRDN RB for Student Facilities System Series 2007 C
17,835,000	0.160	09/07/12	17,835,000
University of Indiana VRDN RB Floater Certificates Series 2009-45C (Wells Fargo & Co., LIQ)(a)
22,600,000	0.170	09/07/12	22,600,000

			225,775,000

Kansas – 0.2%
Wyandotte County-Kansas City Unified Government GO for Municipal Temporary Notes Series 2012 I
16,000,000	0.240	03/01/13	16,000,000

Kentucky – 0.3%
Kentucky Economic Development Finance Authority VRDN RB for Baptist Healthcare System Obligated Group SPEARS Series 2012-1068 (GTY AGMT- Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
17,700,000	0.240	09/07/12	17,700,000

44	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Louisiana – 1.5%
City of Baton Rouge VRDN PCRB Refunding for ExxonMobil Project Series 1993
$10,700,000	0.190%	09/04/12	$10,700,000
East Baton Rouge Parish Industrial Development Board, Inc. VRDN RB for ExxonMobil Project Series 2010 A
5,000,000	0.190	09/04/12	5,000,000
Saint James Parish VRDN RB for Nucor Steel LLC Project Series 2010 A-1 (GTY AGMT-Nucor Corp.)
28,700,000	0.180	09/07/12	28,700,000
Saint James Parish VRDN RB for Nucor Steel LLC Project Series 2010 B-1 (GTY AGMT-Nucor Corp.)
49,000,000	0.170	09/07/12	49,000,000

			93,400,000

Maine – 0.1%
Maine Health & Higher Educational Facilities Authority VRDN RB for Bowdoin College Putters Series 2009-3461 (JPMorgan Chase Bank, LIQ)(a)
6,955,000	0.180	09/07/12	6,955,000

Maryland – 1.8%
Maryland Health & Higher Educational Facilities Authority VRDN RB for Ascension Health Floater Certificates Series 2012-0-29 (Royal Bank of Canada, LIQ)(a)
5,000,000	0.170	09/07/12	5,000,000
Maryland Health & Higher Educational Facilities Authority VRDN RB for John Hopkins University Series 2008 B
17,575,000	0.160	09/07/12	17,575,000
Maryland State Industrial Development Financing Authority Port Facilities VRDN RB Refunding for Occidental Petroleum Corp. Series 2010
68,200,000	0.190	09/07/12	68,200,000
Maryland State Transportation Authority VRDN RB Certifications Series 2008-3017X (AGM) (Bank of America N.A., LIQ)
5,000,000	0.240	09/07/12	5,000,000
Montgomery County CP Series 2012-10-A
10,000,000	0.200	10/01/12	10,000,000
Washington Suburban Sanitation District GO VRDN Floater Certificates Series 2011-129C (Wells Fargo & Co., LIQ)(a)
9,150,000	0.170	09/07/12	9,150,000

			114,925,000

Massachusetts – 5.4%
City of Quincy GO BANS Series 2012
11,000,000	2.000	01/25/13	11,074,445
29,485,000	2.500	06/21/13	30,004,058
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Austin Trust Certificates Series 2008-1111 (Bank of America N.A., LIQ)
5,000,000	0.240	09/07/12	5,000,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2006-1387 (JPMorgan Chase Bank, LIQ)
13,315,000	0.180	09/07/12	13,315,000
Massachusetts Bay Transportation Authority Sales Tax VRDN RB Putters Series 2012-4098 (JPMorgan Chase Bank, LIQ)(a)
7,020,000	0.200	09/04/12	7,020,000
Massachusetts Bay Transportation Authority VRDN RB Floater Certificates Series 2012-51C (Wells Fargo Bank N.A., LIQ)(a)
5,745,000	0.170	09/07/12	5,745,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency VRDN RB for Harvard University Floaters Certificates Series 2010-56C (Wells Fargo Bank N.A., LIQ)(a)
$9,445,000	0.170%	09/07/12	$9,445,000
Massachusetts Development Finance Agency VRDN RB for Harvard University Putters Series 2010-3840 (JPMorgan Chase Bank, LOC)(a)
4,000,000	0.180	09/07/12	4,000,000
Massachusetts Development Finance Agency VRDN RB for Smith College Series 2007 RMKT (TD Bank N.A., SPA)
22,960,000	0.160	09/07/12	22,960,000
Massachusetts GO Series 2002 C (AGM) (GO of Commonwealth)
7,475,000	5.500	11/01/12	7,540,423
Massachusetts GO VRDN Austin Trust Certificates Series 2008-1203 (Bank of America N.A., LIQ)(a)
9,500,000	0.240	09/07/12	9,500,000
Massachusetts GO VRDN Floater Certificates Series 2012 E-32 (Royal Bank of Canada, LIQ) (Royal Bank of Canada, LOC)(a)
20,000,000	0.150	09/07/12	20,000,000
Massachusetts GO VRDN Floater Trust Series 2011-101W (AGM) (Barclays Bank PLC, LIQ)(a)
5,870,000	0.160	09/07/12	5,870,000
Massachusetts GO VRDN Series 2010 A
11,300,000	0.550	02/01/13	11,306,973
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Putters Series 2008-3104 (JPMorgan Chase Bank N.A., LIQ)
3,040,000	0.180	09/07/12	3,040,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University ROCS-RR-II R-11514 Series 2008 (Citibank N.A., LIQ)
5,390,000	0.170	09/07/12	5,390,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Harvard University Series 2000 Y
20,000,000	0.140	09/07/12	20,000,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum Fine Series 2007 A-2-RMKT (Bank of America N.A., SPA)
16,500,000	0.230	09/04/12	16,500,000
Massachusetts Health & Educational Facilities Authority VRDN RB for Museum of Fine Arts Series 2007 A-1 RMKT (Bank of America N.A., SPA)
25,300,000	0.210	09/04/12	25,300,000
Massachusetts Housing Finance Agency VRDN RB Series 2003 F RMKT
1,000,000	0.340	09/07/12	1,000,000
Massachusetts School Building Authority VRDN RB Putters Series 2007-2286 (AMBAC) (Deutsche Bank A.G., LIQ)
15,375,000	0.200	09/07/12	15,375,000
Massachusetts Water Resources Authority CP Series 2012
87,000,000	0.310	09/19/12	87,000,000
Massachusetts Water Resources Authority VRDN RB Putters Series 2012-4176 (NATL-RE) (GO of Authority) (JPMorgan Chase Bank, LIQ)(a)
5,770,000	0.190	09/07/12	5,770,000

			342,155,899

Michigan – 1.8%
Michigan Finance Authority RN for State Aid Series 2012 B-1
15,000,000	2.000	08/20/13	15,231,094
Michigan Finance Authority RN for State Aid Series 2012 B-2 (JPMorgan Chase Bank, LOC)
60,000,000	2.000	08/20/13	61,000,973

The accompanying notes are an integral part of these financial statements.	45

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority VRDN RB for Trinity Health SPEARS Series 2012-DB-1049X (Deutsche Bank A.G., LIQ)(a)
$6,150,000	0.210%	09/07/12	$6,150,000
Michigan Finance Authority VRDN RB Refunding for Trinity Health Floater Certificates Series 2011-111C (Wells Fargo Bank N.A., LIQ)(a)
2,445,000	0.170	09/07/12	2,445,000
Michigan Finance Authority VRDN RB Refunding for Trinity Health Floater Certificates Series 2012-0-32 (Royal Bank of Canada, LIQ)(a)
5,000,000	0.140	09/07/12	5,000,000
Michigan Hospital Finance Authority VRDN RB for McLaren Health Care Putters Series 2010-3818 (JPMorgan Chase Bank, LIQ)(a)
6,660,000	0.250	09/07/12	6,660,000
Michigan Hospital Finance Authority VRDN RB for Trinity Health Putters Series 2008-2976 (JPMorgan Chase Bank, LIQ)
9,595,000	0.250	09/07/12	9,595,000
University of Michigan VRDN RB for Hospital Series 2007 B
10,000,000	0.160	09/07/12	10,000,000

			116,082,067

Minnesota – 0.8%
City of Rochester CP Series 2012
8,500,000	0.220	09/13/12	8,500,000
Minnesota School District Capital Equipment Borrowing Program COPS Series 2012 A (School District Credit Enhancement Program)
13,130,000	2.000	09/10/13	13,366,911
Minnesota State GO VRDN Floater Certificates Series 2011-110C (Wells Fargo Bank N.A., LIQ)(a)
9,410,000	0.170	09/07/12	9,410,000
Minnesota State GO VRDN Putters Series 2010-3844 (JPMorgan Chase Bank, LIQ)(a)
3,400,000	0.180	09/07/12	3,400,000
Rochester GO VRDN Wastewater Series 2007 B (Wells Fargo Bank N.A., SPA)
10,400,000	0.180	09/07/12	10,400,000
State of Minnesota GO Series 2009 H
3,545,000	5.000	11/01/12	3,573,238

			48,650,149

Mississippi – 1.7%
Jackson County Port Facilities VRDN RB Refunding for Chevron USA, Inc. Series 1993
38,975,000	0.190	09/04/12	38,975,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2007 A (GTY AGMT-Chevron Corp.)
16,550,000	0.190	09/04/12	16,550,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 D (GTY AGMT-Chevron Corp.)
35,000,000	0.170	09/04/12	35,000,000
Mississippi Business Finance Commission Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2011 E (GTY AGMT-Chevron Corp.)
5,000,000	0.170	09/04/12	5,000,000
Mississippi State GO VRDN Floater Certificates Series 2011-117C (Wells Fargo Bank N.A., LIQ)(a)
15,395,000	0.170	09/07/12	15,395,000

			110,920,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Missouri – 0.7%
County of St Louis, Missouri TANS Series 2012
$19,315,000	2.000%	08/01/13	$19,617,812
Missouri Health & Educational Facilities Authority VRDN RB for Ascension Health Series 2003 C-1 RMKT
10,000,000	0.180	09/07/12	10,000,000
Missouri Health & Educational Facilities Authority VRDN RB for Washington University Putters Series 2009-3546 (JPMorgan Chase Bank, LIQ)(a)
11,395,000	0.180	09/07/12	11,395,000
Missouri State Health & Educational Facilities Authority VRDN RB for SSM Health Care Corp. Series 2005 D4 RMKT (JPMorgan Chase Bank N.A., SPA)
6,700,000	0.220	09/07/12	6,700,000

			47,712,812

Nebraska – 0.3%
Omaha Public Power District VRDN RB Floaters Series 2008-2795 (Wells Fargo Bank N.A., LIQ)
10,032,000	0.200	09/07/12	10,032,000
Omaha Public Power District VRDN RB SPEARS Series 2011-DB-1045 (Deutsche Bank A.G., LIQ)(a)
9,510,000	0.210	09/07/12	9,510,000

			19,542,000

Nevada – 0.6%
Clark County Water Reclamation District GO VRDN Putters Series 2009-3366Z (JPMorgan Chase Bank, LIQ)(a)
6,000,000	0.180	09/07/12	6,000,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3488Z (JPMorgan Chase Bank, LIQ)(a)
6,305,000	0.180	09/07/12	6,305,000
Clark County Water Reclamation District GO VRDN Putters Series 2009-3489Z (JPMorgan Chase Bank, LIQ)(a)
7,000,000	0.180	09/07/12	7,000,000
Clark County, Nevada GO VRDN Floater Certificates Series 2012-47C (Wells Fargo Bank N.A., LIQ)(a)
7,655,000	0.170	09/07/12	7,655,000
Las Vegas Valley Water District GO VRDN Putters Series 2010-3725 (JPMorgan Chase Bank, LIQ)(a)
4,690,000	0.180	09/07/12	4,690,000
Nevada State GO VRDN Putters Series 2009-3421 (JPMorgan Chase Bank, LIQ)(a)
8,450,000	0.180	09/07/12	8,450,000

			40,100,000

New Jersey – 0.2%
New Jersey State Turnpike Authority VRDN RB Series 1991 D (NATL-RE FGIC) (Societe Generale, LOC)
15,000,000	0.600	09/07/12	15,000,000

New Mexico – 0.4%
The Regents of the University of New Mexico VRDN RB Refunding Subordinate Lien System Series 2003 B (JPMorgan Chase Bank N.A., SPA)
18,020,000	0.190	09/07/12	18,020,000
University of New Mexico VRDN RB Putters Series 2008-2533 (AGM) (Deutsche Bank A.G., LIQ)
9,990,000	0.200	09/07/12	9,990,000

			28,010,000

46	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – 11.6%
Erie County IDA School Facility VRDN RB for City School District Buffalo Project Series 2008-3053X (AGM) (Bank of America N.A., LIQ)
$2,130,000	0.340%	09/07/12	$2,130,000
Long Island Power Authority Electric System VRDN RB Series 1998 Subseries A1 RMKT (Bayerische Landesbank, LOC)
43,000,000	0.290	09/07/12	43,000,000
Metropolitan Transportation Authority Dedicated Tax Fund VRDN RB Eagle Series 2006-0133 Class A (BHAC AGM-CR MBIA) (Citibank N.A., LIQ)
11,100,000	0.190	09/07/12	11,100,000
Monroe County Industrial Development Corp. VRDN RB Floater Series 2011-98C (Wells Fargo Bank N.A., LIQ) (GTY AGMT-Wells Fargo Bank N.A.)(a)
2,750,000	0.170	09/07/12	2,750,000
New York City GO VRDN Putters Series 2008-2950 (JPMorgan Chase Bank, LIQ)(a)
6,115,000	0.180	09/07/12	6,115,000
New York City GO VRDN Putters Series 2008-2951 (JPMorgan Chase Bank, LIQ)
4,465,000	0.180	09/07/12	4,465,000
New York City GO VRDN Putters Series 2008-3181 (JPMorgan Chase Bank, LIQ)(a)
6,660,000	0.180	09/07/12	6,660,000
New York City GO VRDN Putters Series 2009-3457 (JPMorgan Chase Bank, LIQ)(a)
8,495,000	0.180	09/07/12	8,495,000
New York City GO VRDN Series 1993 Subseries A-4 (Bayerische Landesbank, LOC)
24,900,000	0.200	09/04/12	24,900,000
New York City GO VRDN Series 1995 F-4 (Landesbank Hessen-Thueringen, LOC)
12,200,000	0.210	09/07/12	12,200,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 2 Gold Street Series 2006 A (FNMA, LIQ)
16,600,000	0.180	09/07/12	16,600,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 Washington Street Series 2005 A (FNMA, LIQ)
28,000,000	0.180	09/07/12	28,000,000
New York City Housing Development Corp. MF Hsg. VRDN RB for 90 West Street Series 2006 A (FNMA, LIQ)
27,700,000	0.180	09/07/12	27,700,000
New York City Housing Development Corp. MF Mtge. VRDN RB for 201 Pearl Street Development Series 2006 A (FNMA, LIQ)
16,700,000	0.180	09/07/12	16,700,000
New York City Municipal Water Finance Authority CP Series 2012-1
11,000,000	0.200	09/04/12	11,000,000
New York City Municipal Water Finance Authority Water & Sewer Municipal Trust Receipts VRDN RB Floater Trust Series 2010-29W (Barclays Bank PLC, LIQ)(a)
10,000,000	0.160	09/07/12	10,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Austin Trust Certificates Series 2008-3306 (Bank of America N.A., LIQ)
5,000,000	0.240	09/07/12	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN RB Series 2012 Subseries B-2 (California Public Employees Retirement System, SPA)
20,765,000	0.210	09/04/12	20,765,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Eagle Series 2006-0074 Class A (Citibank N.A., LIQ)
7,045,000	0.170	09/07/12	7,045,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-3000 (JPMorgan Chase Bank, LIQ)
$5,440,000	0.180%	09/07/12	$5,440,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Putters Series 2008-3038Z (JPMorgan Chase Bank, LIQ)
7,845,000	0.180	09/07/12	7,845,000
New York City Municipal Water Finance Authority Water & Sewer Systems VRDN RB Second General Resolution Floater Certificates Series 2011-13C (Wells Fargo Bank N.A., LIQ)(a)
4,845,000	0.170	09/07/12	4,845,000
New York City Transitional Finance Authority VRDN RB Floater Certificates Series 2012-62C (Wells Fargo Bank N.A., LIQ)(a)
26,620,000	0.170	09/07/12	26,620,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floater Certificates Series 2011-133C (Wells Fargo Bank N.A., LIQ)(a)
8,330,000	0.170	09/07/12	8,330,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floater Certificates Series 2011-21C (Wells Fargo Bank N.A., LIQ)(a)
2,800,000	0.170	09/07/12	2,800,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Floater Trust Series 2012-6WX (Barclays Bank PLC, LIQ)(a)
10,665,000	0.170	09/07/12	10,665,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Putters Series 2011-3857 (JPMorgan Chase Bank, LIQ)(a)
2,500,000	0.180	09/07/12	2,500,000
New York City Transitional Finance Authority VRDN RB for Future Tax Secured Series 2001 B (Landesbank Baden-Wurttemberg, SPA)
2,800,000	0.200	09/04/12	2,800,000
New York City Transitional Finance Authority VRDN RB for NYC Recovery Series 2002-3 Subseries 3E (Landesbank Baden-Wurttemberg, SPA)
44,615,000	0.200	09/04/12	44,615,000
New York City Transitional Finance Authority VRDN RB Future Tax Secured Series 2002-A-3B (Bank of Tokyo Mitsubishi UFJ, LOC)
12,000,000	0.120	09/07/12	12,000,000
New York City Transitional Finance Authority VRDN RB ROCS-RR-I R-11932 Series 2011 (State Aid Withholding) (Citibank N.A., LIQ)(a)
4,000,000	0.200	09/07/12	4,000,000
New York City Transitional Finance Authority VRDN RB SPEARS Series 2012-DB-1075X (State Aid Withholding) (Deutsche Bank A.G., LIQ)(a)
17,055,000	0.200	09/07/12	17,055,000
New York City Transitional Financial Authority VRDN RB Austin Trust Certificates Series 2008-1190 (Bank of America N.A., LIQ)
3,170,000	0.240	09/07/12	3,170,000
New York City Trust for Cultural Resources VRDN RB Austin Trust Certificates for Museum of Modern Art Series 2008-3316 (Bank of America N.A., LIQ)(a)
8,995,000	0.240	09/07/12	8,995,000
New York City Trust for Cultural Resources VRDN RB for Metropolitan Museum of Art Series 2006 A2 RMKT
4,440,000	0.180	09/07/12	4,440,000
New York City Trust for Cultural Resources VRDN RB Refunding for American Museum of Natural History Putters Series 2009-3502 (NATL-RE) (JPMorgan Chase Bank, LIQ)(a)
3,200,000	0.190	09/07/12	3,200,000

The accompanying notes are an integral part of these financial statements.	47

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Cornell University Floater Certificates Series 2011-3C (Wells Fargo Bank N.A., LIQ)(a)
$11,740,000	0.170%	09/07/12	$11,740,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3171 (JPMorgan Chase Bank, LIQ)(a)
5,110,000	0.180	09/07/12	5,110,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for New York University Putters Series 2008-3233Z (JPMorgan Chase Bank N.A., LIQ)(a)
7,670,000	0.180	09/07/12	7,670,000
New York State Dormitory Authority Non-State Supported Debt VRDN RB for University of Rochester Series 2006 A-1 RMKT (Wells Fargo Bank N.A., LOC)
22,000,000	0.140	09/07/12	22,000,000
New York State Dormitory Authority Personal Income Tax VRDN RB Eagle Series 2006-0164 Class A (Citibank N.A., LIQ)
11,060,000	0.200	09/07/12	11,060,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3160 (JPMorgan Chase Bank, LIQ)(a)
6,660,000	0.180	09/07/12	6,660,000
New York State Dormitory Authority Personal Income Tax VRDN RB Putters Series 2008-3280 (JPMorgan Chase Bank, LIQ)(a)
5,000,000	0.180	09/07/12	5,000,000
New York State Dormitory Authority Secondary Issues VRDN RB ROCS-RR-II R-12121 Series 2007 (Citibank N.A., LIQ)
8,920,000	0.200	09/07/12	8,920,000
New York State Dormitory Authority State Supported Debt VRDN RB for New York Public Library Series 1999 A RMKT (TD Bank N.A., LOC)
15,335,000	0.170	09/07/12	15,335,000
New York State Dormitory Authority VRDN RB for Memorial Sloan-Kettering Hospital Putters Series 2008-3201 (JPMorgan Chase Bank, LIQ)(a)
8,220,000	0.180	09/07/12	8,220,000
New York State Dormitory Authority VRDN RB for Mental Health Services Series 2003 Subseries D-2E (Royal Bank of Canada, LOC)
3,355,000	0.150	09/07/12	3,355,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3698Z (JPMorgan Chase Bank, LIQ)(a)
8,600,000	0.180	09/07/12	8,600,000
New York State Dormitory Authority VRDN RB Putters Series 2010-3792Z (JPMorgan Chase Bank, LIQ)(a)
6,360,000	0.180	09/07/12	6,360,000
New York State Environmental Facilities Corp. VRDN RB for State Clean Water & Drinking Putters Series 2008-2870 (JPMorgan Chase Bank N.A., LIQ)
6,245,000	0.180	09/07/12	6,245,000
New York State Housing Finance Agency VRDN RB for 20 River Terrace Housing Series 2002 A RMKT (FNMA, LIQ)
34,300,000	0.180	09/07/12	34,300,000
New York State Housing Finance Agency VRDN RB for 600 West 42nd Street Series 2009 A RMKT (FNMA, LIQ)
24,000,000	0.140	09/07/12	24,000,000
New York State Housing Finance Agency VRDN RB for North End Series 2004 A RMKT (FNMA, LIQ)
29,900,000	0.180	09/07/12	29,900,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
New York – (continued)
New York State Housing Finance Agency VRDN RB for Taconic Housing West 17th Street Series 2009 A (FNMA, LIQ)
$28,625,000	0.140%	09/07/12	$28,625,000
New York State Liberty Development Corp. VRDN RB for 4 World Trade Center Project SPEARS Series 2011-DB-1036X (GTY AGMT-Deutsche Bank A.G.) (Deutsche Bank A.G., LIQ)(a)
8,525,000	0.240	09/07/12	8,525,000
New York State Power Authority CP Series 2012-1
8,000,000	0.170	09/14/12	8,000,000
New York State Thruway Authority VRDN RB Floater Trust Series 2011-100W (NATL-RE FGIC) (Barclays Bank PLC, LIQ)(a)
20,625,000	0.170	09/07/12	20,625,000
New York State Thruway Authority VRDN RB Second General Highway and Bridge Trust Fund Putters Series 2012-4089 (JPMorgan Chase Bank N.A., LIQ)(a)
21,600,000	0.190	09/04/12	21,600,000
New York State Thruway Authority VRDN RB Second Generation Highway and Bridge Trust Fund Putters Series 2012-4154 (JPMorgan Chase Bank N.A., LIQ)(a)
7,500,000	0.180	09/07/12	7,500,000
Triborough Bridge & Tunnel Authority VRDN RB Austin Trust Certificates Series 2008-1184 (GO of Authority) (Bank of America N.A., LIQ)
5,000,000	0.240	09/07/12	5,000,000

			748,295,000

North Carolina – 2.2%
Charlotte Water & Sewer System VRDN RB Putters Series 2009-3443 (JPMorgan Chase Bank, LIQ)(a)
5,940,000	0.180	09/07/12	5,940,000
County of Union, North Carolina Enterprise System VRDN RB Series 2009 (U.S. Bank N.A., LOC)
18,600,000	0.180	09/07/12	18,600,000
Durham GO VRDN Public Improvement Series 1993 (Wells Fargo Bank N.A., SPA)
3,375,000	0.190	09/07/12	3,375,000
North Carolina Capital Facilities Finance Agency Educational Facilities VRDN RB for Wake Forest University Series 2004 A
20,470,000	0.140	09/07/12	20,470,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle 7 Series 2005-0060 Class A (Citibank N.A., LIQ)
15,600,000	0.170	09/07/12	15,600,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2007-0015 Class A (Citibank N.A., LIQ)
10,890,000	0.170	09/07/12	10,890,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Eagle Series 2007-0016 Class A (Citibank N.A., LIQ)
16,060,000	0.170	09/07/12	16,060,000
North Carolina Capital Facilities Finance Agency VRDN RB for Duke University Project Putters Series 2009-3333 (JPMorgan Chase Bank, LIQ)(a)
11,000,000	0.180	09/07/12	11,000,000
North Carolina Medical Care Commission Health Care Facilities Municipal Trust Receipts VRDN RB for Duke University Health System Floater Trust Series 2010-31W (Barclays Bank PLC, LIQ)(a)
2,000,000	0.190	09/07/12	2,000,000

48	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Hospital VRDN RB for Moses Cone Health Systems Series 2004 A
$6,500,000	0.190%	09/07/12	$6,500,000
Raleigh Durham Airport Authority VRDN RB Refunding Series 2008 C RMKT (U.S. Bank N.A., LOC)
10,300,000	0.150	09/07/12	10,300,000
State of North Carolina GO Series 2004 A
4,000,000	5.250	03/01/13	4,100,153
University of North Carolina at Chapel Hill VRDN RB Eagle-7 Series 2005-3014 Class A (Citibank N.A., LIQ)
5,345,000	0.180	09/07/12	5,345,000
University of North Carolina at Chapel Hill VRDN RB Series 2012-0-24 (Royal Bank of Canada, LIQ)(a)
11,380,000	0.140	09/07/12	11,380,000

			141,560,153

North Dakota – 1.0%
County of Mercer CP Series 2012-09-1
64,925,000	0.210	09/04/12	64,925,000

Ohio – 4.1%
Allen County Hospital Facilities VRDN RB for Catholic Healthcare Putters Series 2010-3692Z (JPMorgan Chase Bank, LIQ)(a)
4,540,000	0.180	09/07/12	4,540,000
Allen County Hospital Facilities VRDN RB for Catholic Healthcare Series 2012-B
15,000,000	0.180	09/07/12	15,000,000
Columbus GO VRDN for Sanitation Sewer System Series 2006-1
12,380,000	0.160	09/07/12	12,380,000
Columbus GO VRDN Putters Series 2007-2365 (JPMorgan Chase Bank, LIQ)
4,360,000	0.180	09/07/12	4,360,000
Columbus Sewer VRDN RB Putters Series 2008-2456 (JPMorgan Chase Bank, LIQ)
4,405,000	0.180	09/07/12	4,405,000
County of Montgomery VRDN RB for Catholic Health Series 2008 C-2 (U.S. Bank N.A., SPA)
15,000,000	0.150	09/07/12	15,000,000
Franklin County Hospital VRDN RB For Ohio Health Corp. Series 2011-C
1,000,000	0.620	06/03/13	1,001,780
Franklin County Hospital VRDN RB For Ohio Health Corp. Series 2011-DB-1040 (Deutsche Bank A.G., LIQ)(a)
11,330,000	0.210	09/07/12	11,330,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children's Hospital Project Putters Series 2012-4152 (JPMorgan Chase Bank, LIQ)(a)
4,400,000	0.180	09/07/12	4,400,000
Franklin County Hospital VRDN RB Improvement for Nationwide Children's Hospital Project Series 2008 B
19,350,000	0.160	09/07/12	19,350,000
Franklin County Hospital VRDN RB Refunding for Nationwide Children's Hospital Series 2008 D (PNC Bank N.A., SPA)
18,120,000	0.150	09/07/12	18,120,000
Ohio State GO Series 2011 B
10,310,000	2.500	09/15/12	10,318,850
Ohio State GO VRDN for Infrastructure Improvement Series 2001 B
5,600,000	0.160	09/07/12	5,600,000
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2003 B
51,580,000	0.160	09/07/12	51,580,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Ohio – (continued)
Ohio State GO VRDN Refunding for Infrastructure Improvement Series 2004 A
$13,800,000	0.160%	09/07/12	$13,800,000
Ohio State GO VRDN Series 2006 C
18,395,000	0.140	09/07/12	18,395,000
Ohio State Higher Educational Facility Commission VRDN RB for Cleveland Health Clinic Floater Certificates Series 2008-59C (Wells Fargo & Co., LIQ)(a)
19,800,000	0.170	09/07/12	19,800,000
Ohio State Hospital Facility VRDN RB for Cleveland Health Clinic Putters Series 2009-3555Z (JPMorgan Chase Bank, LIQ)(a)
6,745,000	0.180	09/07/12	6,745,000
Ohio State Hospital Facility VRDN RB for Cleveland Health Clinic Putters Series 2009-3558Z (JPMorgan Chase Bank, LIQ)(a)
7,100,000	0.180	09/07/12	7,100,000
Ohio State University General Receipts VRDN RB Series 2008 B
15,500,000	0.140	09/07/12	15,500,000
Ohio State Water Development Authority Water PCRB for Water Quality Series 2004
7,425,000	5.000	12/01/12	7,512,928

			266,238,558

Oklahoma – 0.3%
Oklahoma State Turnpike Authority RB Refunding Series 2011 A
7,000,000	2.000	01/01/13	7,040,439
Oklahoma State Turnpike Authority VRDN RB Floater Certificates Series 2012 E-37 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
10,000,000	0.170	09/07/12	10,000,000

			17,040,439

Oregon – 0.8%
Oregon State GO VRDN for Veterans Welfare Series 2004-83-RMKT (The Bank of Tokyo-Mitsubishi UFJ, SPA)
5,000,000	0.170	09/07/12	5,000,000
Oregon State GO VRDN for Veterans Welfare Series 2008-90B-RMKT (The Bank of Tokyo-Mitsubishi UFJ, SPA)
21,600,000	0.170	09/07/12	21,600,000
Oregon State GO VRDN Welfare Series 1985-73-H (Bayerische Landesbank, SPA)
20,800,000	0.230	09/07/12	20,800,000
Umatilla County Hospital Facility Authority VRDN RB for Catholic Health Series 1997 B (Bayerische Landesbank N.A., SPA)
4,100,000	0.280	09/07/12	4,100,000

			51,500,000

Pennsylvania – 1.6%
Allegheny County Hospital Development Authority VRDN RB for University Pittsburg Medical Center Floater Certificates Series 2011 E-29 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
7,000,000	0.170	09/07/12	7,000,000
Downingtown Area School District Municipal Products, Inc. Trust GO VRDN Floater Certificates Series 2010 E-13 (Royal Bank of Canada, LIQ)(a)
7,220,000	0.170	09/07/12	7,220,000
Pennsylvania Economic Development Financing Authority VRDN RB for Jefferson Health System Series 2005 A (Bank of America N.A., SPA)
22,115,000	0.210	09/07/12	22,115,000
Pennsylvania State Turnpike Commission VRDN RB Floater Certificates Series 2011 E-22 (Royal Bank of Canada, LOC) (Royal Bank of Canada, LIQ)(a)
18,500,000	0.140	09/07/12	18,500,000

The accompanying notes are an integral part of these financial statements.	49

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania State Turnpike Commission VRDN RB Series 2009 C
$1,000,000	0.790%	12/01/12	$1,000,212
Pennsylvania State Turnpike Commission VRDN RB Series 2011 B
1,000,000	0.680	06/01/13	1,000,000
Pennsylvania State University VRDN RB Series 2002 A (GO of University) (JPMorgan Chase & Co., SPA)
40,850,000	0.220	09/07/12	40,850,000
University of Pittsburgh VRDN RB Floater Series 2009-38C (GO of University) (Wells Fargo & Co., LIQ)(a)
4,000,000	0.170	09/07/12	4,000,000

			101,685,212

Puerto Rico – 1.0%
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2009-10B Reg D (Barclays Bank PLC, LIQ)(a)
8,550,000	0.280	09/07/12	8,550,000
Puerto Rico Sales Tax Financing Corp. VRDN RB Floater Trust Series 2010-65W (Barclays Bank PLC, LIQ)(a)
10,555,000	0.280	09/07/12	10,555,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11890 Series 2010 (Citibank N.A., LIQ)(a)
4,600,000	0.190	09/07/12	4,600,000
Puerto Rico Sales Tax Financing Corp. VRDN RB ROCS-RR-II R-11892 Series 2010 (Citibank N.A., LIQ)(a)
17,735,000	0.190	09/07/12	17,735,000
Puerto Rico Sales Tax Financing Corp. VRDN RB SPEARS Series 2011-DB-1041 (Deutsche Bank A.G., LIQ)(a)
21,170,000	0.210	09/07/12	21,170,000

			62,610,000

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp. Higher Education Facilities VRDN RB for Brown University Putters Series 2009-3517 (JPMorgan Chase Bank, LIQ)(a)
16,460,000	0.180	09/07/12	16,460,000

South Carolina – 0.3%
Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-42W (Barclays Bank PLC, LIQ)(a)
3,000,000	0.190	09/07/12	3,000,000
Columbia Waterworks & Sewer System VRDN RB Floater Trust Series 2010-43W (Barclays Bank PLC, LIQ)(a)
3,750,000	0.190	09/07/12	3,750,000
South Carolina Public Services Authority VRDN RB Floater Series 2011-0-9 (Royal Bank of Canada, LIQ)(a)
10,300,000	0.170	09/07/12	10,300,000

			17,050,000

Tennessee – 0.7%
Chattanooga Health Educational & Housing Facility Board VRDN RB for Catholic Health Series 2004 C
6,700,000	0.190	09/07/12	6,700,000
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board VRDN RB for Vanderbilt University Series 2000 A
26,245,000	0.160	09/07/12	26,245,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Tennessee – (continued)
Rutherford County Health & Educational Facilities Board Municipal Trust Receipts VRDN RB for Ascension Health Senior Credit Group Floater Trust Series 2010-25W (Barclays Bank PLC, LIQ)(a)
$2,000,000	0.190%	09/07/12	$2,000,000
State of Tennessee GO Refunding Series 2004 C
10,570,000	5.000	09/04/12	10,570,000

			45,515,000

Texas – 11.9%
Board of Regents of the University of Texas System VRDN RB for Financing System Series 2008 B (University of Texas Investment Management, LIQ)
20,000,000	0.150	09/07/12	20,000,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Series 2008 A RMKT (JPMorgan Chase Bank N.A., LOC)
19,200,000	0.170	09/07/12	19,200,000
City of El Paso Water & Sewer System CP Series 2012 A
8,000,000	0.250	10/01/12	8,000,000
City of Houston, Texas CP Series 2012 H-1
4,300,000	0.220	10/01/12	4,300,000
18,000,000	0.210	10/02/12	18,000,000
Cypress-Fairbanks ISD GO VRDN Putters Series 2006-1308 (PSF-GTD) (JPMorgan Chase Bank, LIQ)
6,495,000	0.180	09/07/12	6,495,000
Cypress-Fairbanks ISD GO VRDN Putters Series 2008-3084Z (PSF-GTD) (JPMorgan Chase Bank, LIQ)
4,995,000	0.180	09/07/12	4,995,000
Dallas Area Rapid Transit Sales Tax VRDN RB Floater Series 2012-119W (AGM) (Barclays Bank PLC, LIQ)(a)
15,000,000	0.170	09/07/12	15,000,000
Dallas Area Rapid Transit Sales Tax VRDN RB Putters Series 2010-3687Z (AMBAC) (JPMorgan Chase Bank, LIQ)(a)
5,360,000	0.200	09/07/12	5,360,000
Dallas Area Rapid Transit Sales Tax VRDN RB Putters Series 2012-4219 (JPMorgan Chase Bank, LIQ)(a)
5,580,000	0.180	09/07/12	5,580,000
Dallas Waterworks & Sewer System CP Series 2012 B
36,885,000	0.250	09/06/12	36,885,000
Eagle Mountain and Saginaw ISD GO VRDN Floater Certificates Series 2008-53C (PSF-GTD) (Wells Fargo & Co., LIQ)(a)
26,770,000	0.170	09/07/12	26,770,000
Fort Bend ISD GO VRDN Floater Series 2008-25C-1 3C7 (PSF-GTD) (Wells Fargo & Co., LIQ)
9,905,000	0.170	09/07/12	9,905,000
Frisco ISD GO VRDN Floater Series 2008-19C (PSF-GTD) (Wells Fargo & Co., LIQ)
14,555,000	0.170	09/07/12	14,555,000
Grand Prairie ISD Eclipse Funding Trust GO VRDN Series 2007-0067 (PSF-GTD) (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)
10,120,000	0.170	09/07/12	10,120,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children's Hospital Project Putters Series 2009-3463 (JPMorgan Chase Bank, LIQ)(a)
4,995,000	0.180	09/07/12	4,995,000
Harris County Cultural Education Facilities Finance Corp. VRDN RB for Texas Children's Hospital Project Putters Series 2009-3491Z (JPMorgan Chase Bank, LIQ)(a)
4,795,000	0.180	09/07/12	4,795,000

50	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – (continued)
Harris County Health Facilities Development Authority VRDN RB Refunding for Texas Children's Hospital Project Series 2008-3 (Bank of America N.A., SPA)
$33,915,000	0.230%	09/04/12	$33,915,000
Harris County Toll Road Authority VRDN RB Putters Series 2009-3425 (JPMorgan Chase Bank, LIQ)(a)
6,845,000	0.180	09/07/12	6,845,000
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Series 2010 B
16,965,000	0.160	09/07/12	16,965,000
Houston Water & Sewer System SPEARS Trust VRDN RB Series 2007-374 (AGM) (Deutsche Bank A.G., LIQ)
3,020,000	0.230	09/07/12	3,020,000
Houston, Texas Airport System VRDN RB Floater Series 2012-0-44 (Royal Bank of Canada, LIQ)(a)
8,330,000	0.170	09/07/12	8,330,000
Keller ISD GO VRDN for School Building Floater Certificates Series 2011-55C (PSF-GTD) (Wells Fargo Bank N.A., LIQ)(a)
5,635,000	0.170	09/07/12	5,635,000
Lower Colorado River Authority VRDN RB Putters Series 2008-2994 (BHAC) (JPMorgan Chase Bank, LIQ)
5,815,000	0.180	09/07/12	5,815,000
Lower Colorado River Authority VRDN RB Refunding for LCRA Transmission Services Corp. Floater Series 2011-112C (Wells Fargo Bank N.A., LIQ)(a)
6,800,000	0.170	09/07/12	6,800,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Floater Certificates Series 2012-49C (Wells Fargo Bank N.A., LIQ)(a)
5,000,000	0.170	09/07/12	5,000,000
North Central Texas Health Facilities Development Corp. VRDN RB for Children’s Medical Center Putters Series 2009-3513 (JPMorgan Chase Bank, LIQ)(a)
20,000,000	0.180	09/07/12	20,000,000
North East ISD Eclipse Funding Trust GO VRDN Series 2007-0101 (U.S. Bank N.A., LOC) (U.S. Bank N.A., LIQ)(a)
5,120,000	0.170	09/07/12	5,120,000
North East ISD GO VRDN Putters Series 2007-2058 (PSF-GTD) (JPMorgan Chase Bank, LIQ)
8,990,000	0.180	09/07/12	8,990,000
Pasadena ISD GO VRDN Floater Trust Series 2011-110B (PSF-GTD) (Barclays Bank PLC, LIQ)(a)
3,970,000	0.190	09/07/12	3,970,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB for Motiva Enterprises LLC Series 2010 Subseries D
38,575,000	0.180	09/04/12	38,575,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 B
40,280,000	0.180	09/04/12	40,280,000
Port of Port Arthur Navigation District Environmental Facilities VRDN RB Refunding for Motiva Enterprises LLC Series 2010 C
62,200,000	0.180	09/04/12	62,200,000
Port of Port Arthur Navigation District of Jefferson County VRDN RB for Motiva Enterprises LLC Series 2010 Subseries E
58,400,000	0.180	09/04/12	58,400,000
San Antonio Electric & Gas Systems VRDN RB Putters Series 2008-2957 (JPMorgan Chase Bank, LIQ)
9,995,000	0.180	09/07/12	9,995,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Texas – (continued)
San Antonio Electric & Gas Systems VRDN RB Putters Series 2009-3560 (JPMorgan Chase Bank, LIQ)(a)
$9,015,000	0.180%	09/07/12	$9,015,000
State of Texas TRANS Series 2012
50,000,000	2.500	08/30/13	51,130,770
State of Texas VRDN RB Putters Series 2012-4262 (JPMorgan Chase Bank N.A., LIQ)(a)
61,000,000	0.200	09/04/12	61,000,000
Tarrant County Cultural Education Facilities Finance Corp. VRDN RB for Texas Health Resources Series 2008 B
17,600,000	0.160	09/07/12	17,600,000
Tarrant County Health Facilities Development Corp. Hospital VRDN RB for Cook Children's Medical Center Series 2010 B
14,615,000	0.160	09/07/12	14,615,000
Texas A & M University Municipal Trust Receipts VRDN RB Floaters Trust Series 2010-39W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.190	09/07/12	2,500,000
Texas A & M University System Board of Regents VRDN RB Putters Series 2012-4192 (JPMorgan Chase Bank, LIQ)(a)
11,105,000	0.180	09/07/12	11,105,000
Texas A&M University VRDN RB Floater Certificates Series 2010-53C (Wells Fargo Bank N.A., LIQ)(a)
5,555,000	0.170	09/07/12	5,555,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2563 (JPMorgan Chase Bank, LIQ)
6,635,000	0.180	09/07/12	6,635,000
Texas State Transportation Commission VRDN RB Putters Series 2008-2902 (JPMorgan Chase Bank, LIQ)
14,395,000	0.180	09/07/12	14,395,000
University of Houston VRDN RB Floater Certificates Series 2009-30C (Wells Fargo & Co., LIQ)(a)
7,710,000	0.170	09/07/12	7,710,000
University of Texas VRDN RB Refunding Series 2007 B (University of Texas System Board of Regents)
12,900,000	0.150	09/07/12	12,900,000

			768,970,770

Utah – 0.9%
City of Riverton Hospital VRDN RB SPEARS Series 2012-1063X (Deutsche Bank A.G., LIQ)(a)
13,700,000	0.210	09/07/12	13,700,000
Utah County Hospital VRDN RB for IHC Health Services, Inc. Series 2002 B (U.S. Bank N.A., SPA)
39,350,000	0.180	09/07/12	39,350,000
Utah Transit Authority VRDN RB Austin Trust Certificates Series 2008-3045X (AGM) (Bank of America N.A., LIQ)
5,000,000	0.240	09/07/12	5,000,000

			58,050,000

Virginia – 1.2%
Fairfax County GO VRDN Floater Trust Series 2011-104W (State Aid Withholding) (Barclays Bank PLC, LIQ)(a)
10,060,000	0.190	09/07/12	10,060,000
Loudoun County IDA VRDN RB for Howard Hughes Medical Center Series 2003 E
30,785,000	0.140	09/07/12	30,785,000

The accompanying notes are an integral part of these financial statements.	51

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Virginia – (continued)
Loudoun County IDA VRDN RB for Howard Hughes Medical Center Series 2003 F
$12,600,000	0.140%	09/07/12	$12,600,000
Montgomery County IDA VRDN RB for Technology Foundation Series 2009 A Convertible (Bank of NY Mellon, SPA)
10,965,000	0.180	09/07/12	10,965,000
Virginia State Commonwealth Transportation Board VRDN RB for Capital Projects Floater Series 2012-44C (Wells Fargo Bank N.A., LIQ)(a)
4,030,000	0.170	09/07/12	4,030,000
Virginia State GO VRDN Putters Series 2012-4195 (JPMorgan Chase Bank, LIQ)(a)
9,895,000	0.180	09/07/12	9,895,000

			78,335,000

Washington – 4.0%
Central Puget Sound Washington Regional Transportation Authority VRDN RB Floaters Series 2007-1C (AGM) (Wells Fargo & Co., LIQ)
5,505,000	0.170	09/07/12	5,505,000
Energy Northwest Electric VRDN RB Refunding for Columbia Station Putters Series 2007-2301 (JPMorgan Chase Bank, LIQ)
7,995,000	0.180	09/07/12	7,995,000
King County Municipal Trust Receipts GO VRDN Floater Trust Series 2009 1W Reg D (AGC-ICC) (Barclays Bank PLC, LIQ)(a)
7,500,000	0.190	09/07/12	7,500,000
King County Municipal Trust Receipts VRDN Floater Trust Series 2010-66W (Barclays Bank PLC, LIQ)(a)
2,500,000	0.190	09/07/12	2,500,000
King County Sewer VRDN RB Floater Certificates Series 2008-46C (Wells Fargo & Co., LIQ)
9,940,000	0.170	09/07/12	9,940,000
King County Sewer VRDN RB Putters Series 2011-3941 (JPMorgan Chase Bank, LIQ)(a)
6,840,000	0.180	09/07/12	6,840,000
King County Sewer VRDN RB Putters Series 2012-4173 (AGM) (JPMorgan Chase Bank, LIQ)(a)
8,215,000	0.180	09/07/12	8,215,000
King County, Washington CP Series 2012 A
39,000,000	0.250	09/04/12	39,000,000
26,720,000	0.270	09/04/12	26,720,000
University of Washington VRDN RB Floater Series 2012-1W (Barclays Bank PLC, LIQ)(a)
3,700,000	0.190	09/07/12	3,700,000
University of Washington VRDN RB Floater Series 2012-7WX (Barclays Bank PLC, LIQ)(a)
5,430,000	0.190	09/07/12	5,430,000
Washington Health Care Facilities Authority VRDN RB for Providence Health & Services Series 2012 C (U.S. Bank N.A., SPA)
20,000,000	0.180	09/07/12	20,000,000
Washington State GO VRDN for Motor Vehicle Fuel Tax Putters Series 2012-4211 (AGM) (JPMorgan Chase Bank, LIQ)(a)
12,705,000	0.200	09/07/12	12,705,000
Washington State GO VRDN Putters Series 2008-2599 (JPMorgan Chase Bank, LIQ)
4,500,000	0.180	09/07/12	4,500,000
Washington State GO VRDN Putters Series 2009-3538 (JPMorgan Chase Bank, LIQ)(a)
10,000,000	0.180	09/07/12	10,000,000

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State GO VRDN ROCS RR-II R-11889 Series 2010 (Citibank N.A., LIQ)(a)
$2,250,000	0.170%	09/07/12	$2,250,000
Washington State GO VRDN SPEARS Series 2007-DB-388 (Deutsche Bank A.G., LIQ) (GTY-AGMT-Deutsche Bank A.G.)
6,970,000	0.230	09/07/12	6,970,000
Washington State Health Care Facilities Authority VRDN RB Austin Trust Certificates for Children's Hospital Regional Medical Center Series 2008-1180 (Bank of America N.A., LIQ)
30,060,000	0.200	09/07/12	30,060,000
Washington State Health Care Facilities Authority VRDN RB for PeaceHealth Putters Series 2009-3608 (JPMorgan Chase Bank, LIQ)(a)
13,050,000	0.320	09/07/12	13,050,000
Washington State Health Care Facilities Authority VRDN RB for PeaceHealth ROCS RR-II R-11723 Series 2009 (Citibank N.A., LIQ)(a)
14,625,000	0.320	09/07/12	14,625,000
Washington State Health Care Facilities Authority VRDN RB for Seattle Children’s Hospital Floater Certificates Series 2009-51C (Wells Fargo & Co., LIQ)(a)
10,990,000	0.170	09/07/12	10,990,000
Washington State VRDN RB for Student Fee Putters Series 2012-4241 (AMBAC) (Deutsche Bank A.G., LIQ)(a)
8,785,000	0.220	09/07/12	8,785,000

			257,280,000

Wisconsin – 1.8%
Wisconsin Health & Educational Facilities Authority CP Series 2012 (AGM)
27,475,000	0.240	09/04/12	27,475,000
42,375,000	0.300	10/01/12	42,375,000
Wisconsin State GO VRDN Floater Certificates Series 2011-14C (Wells Fargo Bank N.A., LIQ)(a)
10,675,000	0.170	09/07/12	10,675,000
Wisconsin State Health & Educational Facilities Authority Municipal Trust Receipts VRDN RB for Children's Hospital Floater Trust Series 2009-15W (Barclays Bank PLC, LIQ)(a)
2,940,000	0.190	09/07/12	2,940,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Children’s Hospital Floater Certificates Series 2009-58C (Wells Fargo & Co., LIQ)(a)
9,815,000	0.170	09/07/12	9,815,000
Wisconsin State Health & Educational Facilities Authority VRDN RB for Ministry Health Care, Inc. Series 2010 C
20,000,000	0.190	09/07/12	20,000,000

			113,280,000

Wyoming – 0.3%
County of Lincoln VRDN PCRB for ExxonMobil Project Series 1984 C
21,215,000	0.190	09/04/12	21,215,000

TOTAL INVESTMENTS – 99.8%			$6,425,486,054

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			14,339,390

NET ASSETS – 100.0%			$6,439,825,444

52	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At August 31, 2012, these securities amounted to $1,801,075,000 or approximately 28.0% of net assets.

Interest rates represent either the stated coupon rate, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGC-ICC	—American General Contractors-Interstate Commerce Commission
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
BANS	—Bond Anticipation Notes
BHAC	—Berkshire Hathaway Assurance Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
CR	—Custodial Receipts
DOT	—Department of Transportation
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
GTY AGMT	—Guaranty Agreement
IDA	—Industrial Development Agency
IDB	—Industrial Development Board
IHC	—International Health Care
ISD	—Independent School District
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg.	—Multi-Family Housing
MF Mtge.	—Multi-Family Mortgage
NATL-RE	—National Reinsurance Corp.
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
RN	—Revenue Notes
RMKT	—Remarketed
ROCS	—Reset Option Certificates
RR	—Revenue Refunding
SPA	—Stand-by Purchase Agreement
SPEARS	—Short Puttable Exempt Adjustable Receipts
TANS	—Tax Anticipation Notes
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

The accompanying notes are an integral part of these financial statements.	53

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – 100.0%
United States Cash Management Bills
$140,400,000	0.095%		09/17/12	$140,394,072
1,018,600,000	0.110		09/17/12	1,018,550,202
369,000,000	0.115		09/17/12	368,981,140
105,000,000	0.125		09/17/12	104,994,167
United States Treasury Bills
100,000,000	0.050		09/06/12	99,999,306
3,625,300,000	0.085		09/06/12	3,625,257,201
50,800,000	0.090		09/06/12	50,799,365
215,000,000	0.095		09/06/12	214,997,163
130,000,000	0.100		09/06/12	129,998,194
450,000,000	0.105		09/06/12	449,993,437
250,000,000	0.050		09/13/12	249,995,833
114,000,000	0.095		09/13/12	113,996,390
2,187,200,000	0.110		09/13/12	2,187,119,803
115,000,000	0.080		09/27/12	114,993,356
500,000,000	0.085		09/27/12	499,969,306
400,000,000	0.098		09/27/12	399,971,833
500,000,000	0.100		11/08/12	499,905,556
United States Treasury Notes
3,300,000,000	1.375		09/15/12	3,301,570,998
362,000,000	0.375		09/30/12	362,075,693
157,500,000	4.250		09/30/12	158,013,387
2,358,000,000	1.375	(a)	10/15/12	2,361,532,673
1,060,000,000	0.375		10/31/12	1,060,439,220
839,000,000	3.875		10/31/12	844,136,084
2,329,000,000	1.375		11/15/12	2,334,859,202
1,964,500,000	4.000		11/15/12	1,979,953,690
50,000,000	0.500		11/30/12	50,045,239
929,000,000	3.375		11/30/12	936,368,461
325,000,000	1.125		12/15/12	325,895,488
128,000,000	0.625		12/31/12	128,195,506
175,000,000	1.375		01/15/13	175,792,130
175,000,000	0.625		01/31/13	175,336,775
150,000,000	2.875		01/31/13	151,666,431
66,000,000	1.375		02/15/13	66,354,129
94,000,000	3.875		02/15/13	95,571,499
228,000,000	2.500		03/31/13	231,029,879
168,000,000	3.125		04/30/13	171,235,763
350,000,000	1.125		06/15/13	352,460,569
8,000,000	0.375		06/30/13	8,008,666
73,000,000	3.375		06/30/13	74,887,832
200,700,000	1.000		07/15/13	201,999,171

TOTAL INVESTMENTS – 100.0%				$25,817,344,809

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%				(10,170,594)

NET ASSETS – 100.0%				$25,807,174,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate or the annualized yield on date of purchase for discounted securities.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

54	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
U.S. Treasury Obligations – 20.0%
United States Treasury Notes
$132,000,000	1.375%		09/15/12	$132,062,929
52,500,000	4.250		09/30/12	52,670,239
105,000,000	1.375		11/15/12	105,255,816
47,000,000	3.375		11/30/12	47,370,825
268,000,000	1.125		12/15/12	268,737,305
70,000,000	0.625		12/31/12	70,106,916
100,000,000	1.375		01/15/13	100,452,767
50,000,000	0.625		01/31/13	50,096,181
200,000,000	2.875		01/31/13	202,221,908
70,000,000	1.375		02/15/13	70,380,943
75,000,000	0.625		02/28/13	75,174,439
37,000,000	2.750		02/28/13	37,462,320
89,000,000	2.500		03/31/13	90,182,716
127,000,000	3.125		04/30/13	129,446,414
76,000,000	1.375		05/15/13	76,617,361
150,000,000	3.500		05/31/13	153,677,545
230,000,000	1.125		06/15/13	231,615,986
8,000,000	0.375		06/30/13	8,008,666
92,000,000	3.375		06/30/13	94,379,184
254,000,000	1.000		07/15/13	255,660,878

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$2,251,581,338

Repurchase Agreements(a) – 79.9%
ABN Amro Securities (USA) LLC
$1,000,000,000	0.180%		09/04/12	$1,000,000,000
Maturity Value: $1,000,020,000

Collateralized by U.S. Treasury Bills, 0.000%, due 09/27/12 to
05/30/13, U.S. Treasury Bonds, 3.125% to 9.000%, due
05/15/16 to 11/15/41, U.S. Treasury Inflation-Indexed Bonds,
0.750% to 2.500%, due 01/15/29 to 02/15/42, U.S. Treasury
Inflation-Indexed Notes, 0.125% to 2.125%, due 07/15/14 to
01/15/19 and U.S. Treasury Notes, 0.250% to 4.750%, due
01/15/13 to 05/31/19. The aggregate market value of the
collateral, including accrued interest, was $1,020,000,101.

Bank of Nova Scotia (The)
500,000,000	0.180	(b)(c)	09/07/12	500,000,000
Maturity Value: $500,227,500

Collateralized by U.S. Treasury Bond, 4.375%, due 02/15/38 and
U.S. Treasury Notes, 1.750% to 2.375%, due 03/31/14 to
10/31/14. The aggregate market value of the collateral,
including accrued interest, was $510,010,273.

Barclays Capital, Inc.
660,000,000	0.190		09/04/12	660,000,000
Maturity Value: $660,013,933

Collateralized by U.S. Treasury Inflation-Indexed Note, 1.875%,
due 07/15/13 and U.S. Treasury Note, 1.000% due 10/31/16.
The aggregate market value of the collateral, including accrued interest, was $673,200,077.

Repurchase Agreements(a) – (continued)
BNP Paribas Securities Corp.
$600,000,000	0.180%		09/04/12	$600,000,000
Maturity Value: $600,012,000
Collateralized by U.S. Treasury Notes, 0.500% to 1.250%, due 10/15/13 to 10/31/15. The aggregate market value of the collateral, including accrued interest, was $612,000,103.
300,000,000	0.200	(b)(c)	09/04/12	300,000,000
Maturity Value: $300,278,336
Settlement Date: 03/29/12

Collateralized by U.S. Treasury Inflation-Indexed Bonds, 1.750%
to 2.375%, due 01/15/27 to 01/15/28, U.S. Treasury Inflation-
Indexed Notes, 1.875% to 2.375%, due 07/15/15 to 01/15/17,
U.S. Treasury Interest-Only Stripped Securities, 0.000%, due
05/15/28 to 11/15/29 and U.S. Treasury Principal-Only
Stripped Security, 0.000%, due 05/15/39. The aggregate market value of the collateral, including accrued interest, was
$306,000,109.

250,000,000	0.180	(b)(c)	09/07/12	250,000,000
Maturity Value: $250,017,500

Collateralized by U.S. Treasury Inflation-Indexed Bond, 2.000%,
due 01/15/26, U.S. Treasury Inflation-Indexed Notes, 0.500%
to 2.000%, due 07/15/14 to 04/15/15, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, 11/15/12 to 11/15/36 and
U.S. Treasury Principal-Only Stripped Securities, 0.000%, due
08/15/28 to 05/15/42. The aggregate market value of the
collateral, including accrued interest, was $255,000,044.

400,000,000	0.200	(b)(c)	09/04/12	400,000,000
Maturity Value: $400,371,114
Settlement Date: 04/05/12

Collateralized by U.S. Treasury Inflation-Indexed Note, 0.125%,
due 01/15/22, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/22 to 05/15/24 and U.S. Treasury Principal-
Only Stripped Securities, 0.000%, due 05/15/21 to 08/15/27.
The aggregate market value of the collateral, including accrued interest, was $408,000,000.

600,000,000	0.210	(b)(c)	09/07/12	600,000,000
Maturity Value: $600,318,498
Settlement Date: 07/02/12

Collateralized by U.S. Treasury Bills, 0.000%, due 09/17/12 to
01/24/13, U.S. Treasury Bond, 4.625%, due 02/15/40, U.S.
Treasury Inflation-Indexed Note, 1.125%, due 01/15/21 and
U.S. Treasury Notes, 0.250% to 4.250%, due 11/30/12 to
04/30/19. The aggregate market value of the collateral,
including accrued interest, was $612,000,034.

BNYMellon Investments
350,000,000	0.190		09/04/12	350,000,000
Maturity Value: $350,007,389
Collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41. The market value of the collateral, including accrued interest, was $360,220,488.

The accompanying notes are an integral part of these financial statements.	55

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Repurchase Agreements(a) – (continued)
Credit Agricole Corporate and Investment Bank
$500,000,000	0.180%		09/04/12	$500,000,000
Maturity Value: $500,010,000

Collateralized by U.S. Treasury Inflation-Indexed Note, 2.000%,
due 01/15/14 and U.S. Treasury Notes, 0.250% to 1.875%, due
03/31/14 to 06/30/15. The aggregate market value of the
collateral, including accrued interest, was $510,000,015.

750,000,000	0.190	(b)(c)	09/07/12	750,000,000
Maturity Value: $750,241,459
Settlement Date: 08/15/12

Collateralized by U.S. Treasury Bond, 8.750%, due 08/15/20 and
U.S. Treasury Notes, 0.250% to 4.125%, due 03/31/13 to
02/15/21. The aggregate market value of the collateral,
including accrued interest, was $765,000,050.

HSBC Securities (USA), Inc.
550,000,000	0.180		09/04/12	550,000,000
Maturity Value: $550,011,000

Collateralized by U.S. Treasury Bonds, 3.125% to 3.500%, due
02/15/39 to 02/15/42 and U.S. Treasury Notes, 0.250% to
2.125%, due 04/30/14 to 02/29/16. The aggregate market value of the collateral, including accrued interest, was $561,000,290.

ING Financial Markets LLC
50,000,000	0.180		09/04/12	50,000,000
Maturity Value: $50,001,000
Collateralized by U.S. Treasury Bonds, 3.500% to 5.375%, due 02/15/31 to 08/15/41. The aggregate market value of the collateral, including accrued interest, was $51,005,038.

JPMorgan Chase Securities LLC
190,000,000	0.180		09/04/12	190,000,000
Maturity Value: $190,003,800
Collateralized by U.S. Treasury Principal-Only Stripped Security, 0.000%, due 11/15/27. The market value of the collateral, including accrued interest, was $193,800,264.

RBS Securities, Inc.
650,000,000	0.180		09/04/12	650,000,000
Maturity Value: $650,013,000
Collateralized by U.S. Treasury Notes, 1.125% to 2.625%, due 12/31/14 to 05/31/19. The aggregate market value of the collateral, including accrued interest, was $663,004,394.

Societe Generale
1,000,000,000	0.180		09/04/12	1,000,000,000
Maturity Value: $1,000,020,000

Collateralized by U.S. Treasury Bond, 3.125%, due 02/15/42,
U.S. Treasury Inflation-Indexed Bond, 2.125%, due 02/15/41
and U.S. Treasury Notes, 1.500% to 2.000%, due 12/31/13 to
04/30/16. The aggregate market value of the collateral,
including accrued interest, was $1,020,000,106.

TD Securities (USA) LLC
200,000,000	0.170		09/04/12	200,000,000
Maturity Value: $200,003,778

Collateralized by U.S. Treasury Bill, 0.000%, due 02/14/13 and
U.S. Treasury Notes, 3.125% to 4.750%, due 05/15/14 to
05/15/19. The aggregate market value of the collateral,
including accrued interest, was $204,000,091.

Repurchase Agreements(a) – (continued)
UBS Securities LLC
$164,200,000	0.170%		09/04/12	$164,200,000
Maturity Value: $164,203,102

Collateralized by U.S. Treasury Inflation-Indexed Bond, 1.750%,
due 01/15/28 and U.S. Treasury Inflation-Indexed Note,
0.500% due 04/15/15. The aggregate market value of the
collateral, including accrued interest, was $167,484,035.

250,000,000	0.190		09/04/12	250,000,000
Maturity Value: $250,005,278

Collateralized by U.S. Treasury Bill, 0.000%, due 09/06/12 and
U.S. Treasury Bonds, 4.500% to 8.500%, due 02/15/20 to
05/15/38. The aggregate market value of the collateral,
including accrued interest, was $255,000,126.

TOTAL REPURCHASE AGREEMENTS				$8,964,200,000

TOTAL INVESTMENTS – 99.9%				$11,215,781,338

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%				7,700,155

NET ASSETS – 100.0%				$11,223,481,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Unless noted, all repurchase agreements were entered into on August 31, 2012.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at August 31, 2012.
(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments

August 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At August 31, 2012, certain Funds had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of September 4, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation
Government	$1,619,800,000	$1,619,835,303	$1,665,342,616
Money Market	1,470,000,000	1,470,032,038	1,511,330,809
Prime Obligations	1,650,000,000	1,650,035,961	1,696,391,725

REPURCHASE AGREEMENTS — At August 31, 2012, the Principal Amounts of certain Funds' interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations
BNP Paribas Securities Corp.	0.200%	$168,729,167	$153,125,000	$171,875,000
Crédit Agricole Corporate and Investment Bank	0.190	793,027,083	719,687,500	807,812,500
Bank of Nova Scotia (The)	0.200	151,856,250	137,812,500	154,687,500
Wells Fargo Securities LLC	0.200	506,187,500	459,375,000	515,625,000
TOTAL		$1,619,800,000	$1,470,000,000	$1,650,000,000

At August 31, 2012, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 9.500%	09/01/12 to 09/01/42
Federal National Mortgage Association	2.500 to 8.000	12/01/12 to 12/01/48
Government National Mortgage Association	2.500 to 12.500	11/20/12 to 08/20/42
U.S. Treasury Note	2.250	07/31/18

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities

August 31, 2012

Federal Fund
Assets:
Investments based on amortized cost	$11,904,153,426
Repurchase agreements based on amortized cost	—
Cash	57,483
Receivables:
Interest	6,418,258
Investment securities sold	—
Fund shares sold	—
Reimbursement from investment adviser	—
Other assets	82,360
Total assets	11,910,711,527

Liabilities:
Payables:
Investment purchased	69,975,218
Amounts owed to affiliates	1,422,938
Dividend distribution	15,170
Fund shares redeemed	—
Accrued expenses	197,301
Total liabilities	71,610,627

Net Assets:
Paid-in capital	11,839,100,475
Undistributed (distributions in excess of) net investment income (loss)	13,147
Accumulated net realized gain (loss) from investments	(12,722)
NET ASSETS	$11,839,100,900
Net asset value, offering and redemption price per share	$1.00
Net Assets:
FST Shares	$9,044,336,567
FST Select Shares	89,636,080
FST Preferred Shares	60,659,600
FST Capital Shares	71,458,748
FST Administration Shares	480,896,194
FST Premier Shares	1,313,276,756
FST Service Shares	603,586,920
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	175,249,035
Total Net Assets	$11,839,100,900
Shares outstanding $0.001 par value (unlimited number of shares authorized):
FST Shares	9,044,336,243
FST Select Shares	89,636,077
FST Preferred Shares	60,659,598
FST Capital Shares	71,458,745
FST Administration Shares	480,896,176
FST Premier Shares	1,313,276,709
FST Service Shares	603,586,898
FST Class B Shares	—
FST Class C Shares	—
FST Resource Shares	1,000
FST Cash Management Shares	175,249,029

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$9,652,913,649	$15,040,022,050	$12,870,238,131	$243,167,512	$201,290,972	$6,425,486,054	$25,817,344,809	$2,251,581,338
23,275,300,000	6,154,500,000	5,283,500,000	—	—	—	—	8,964,200,000
64,796	27,243	31,885	43,965	70,440	32,566	83,587	18,278

14,096,707	7,415,032	9,595,420	239,428	252,833	5,020,498	97,364,889	9,740,024
—	—	—	—	—	10,600,041	—	—
12,503	455,763	—	—	—	129,471	945,853	—
—	—	—	76,634	72,497	—	—	—
139,809	103,537	86,188	830	660	49,752	343,337	88,021
32,942,527,464	21,202,523,625	18,163,451,624	243,528,369	201,687,402	6,441,318,382	25,916,082,475	11,225,627,661

179,936,274	246,000,000	—	—	—	—	105,708,632	—
4,871,440	3,076,090	2,596,635	14,026	13,952	878,113	2,543,278	1,480,798
538,249	1,321,379	919,205	15	32	9,727	9,485	36,356
77,008	1,500,201	111,032	—	—	291,512	437,096	463,130
475,977	667,588	651,094	185,114	185,747	313,586	209,769	165,884
185,898,948	252,565,258	4,277,966	199,155	199,731	1,492,938	108,908,260	2,146,168

32,756,633,983	20,949,996,444	18,159,481,878	243,299,264	201,482,127	6,439,360,791	25,807,195,049	11,223,506,290
(5,467)	(21,650)	(263,642)	—	332	—	—	(18,862)
—	(16,427)	(44,578)	29,950	5,212	464,653	(20,834)	(5,935)
$32,756,628,516	$20,949,958,367	$18,159,173,658	$243,329,214	$201,487,671	$6,439,825,444	$25,807,174,215	$11,223,481,493
$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

$28,326,047,932	$20,278,527,068	$14,614,134,686	$91,478,660	$21,066,981	$5,462,807,476	$23,364,395,978	$8,084,640,617
628,154,668	151,930,890	325,595,968	—	—	102,993,589	110,090,311	152,228,204
546,451,737	34,142,026	206,706,517	—	—	22,476,906	156,015,788	95,065,244
493,427,348	31,392,644	187,844,331	—	—	11,792,797	157,629,591	216,015,056
2,382,899,543	400,477,635	1,888,820,867	151,847,760	180,418,856	217,009,732	1,319,295,274	1,525,805,365
5,594,195	28,554,505	1,000	—	—	565,677,993	401,332,635	124,438,664
374,051,093	24,931,598	764,802,470	1,757	799	29,450,577	298,412,638	1,025,286,343
—	—	5,188,243	—	—	—	—	—
—	—	26,300,346	—	—	—	—	—
1,000	1,000	139,778,230	—	—	27,615,374	1,000	1,000
1,000	1,001	1,000	1,037	1,035	1,000	1,000	1,000
$32,756,628,516	$20,949,958,367	$18,159,173,658	$243,329,214	$201,487,671	$6,439,825,444	$25,807,174,215	$11,223,481,493

28,326,047,934	20,278,555,500	14,614,377,802	91,450,262	21,065,823	5,462,370,092	23,364,414,840	8,084,658,482
628,154,668	151,931,103	325,601,374	—	—	102,985,344	110,090,400	152,228,540
546,451,737	34,142,074	206,709,950	—	—	22,475,106	156,015,914	95,065,454
493,427,349	31,392,688	187,847,450	—	—	11,791,853	157,629,718	216,015,533
2,382,899,543	400,478,196	1,888,852,233	151,800,622	180,408,938	216,992,357	1,319,296,339	1,525,808,734
5,594,195	28,554,545	1,000	—	—	565,632,703	401,332,959	124,438,939
374,051,093	24,931,632	764,815,170	1,756	799	29,448,219	298,412,879	1,025,288,610
—	—	5,188,329	—	—	—	—	—
—	—	26,300,783	—	—	—	—	—
1,000	1,000	139,780,551	—	—	27,613,163	1,000	1,000
1,000	1,001	1,000	1,036	1,035	1,000	1,000	1,000

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2012

Federal Fund
Investment income:
Interest income — from unaffiliated issuers	$16,158,163
Interest income — from affiliated issuers	—
Total investment income	16,158,163

Expenses:
Fund-Level Expenses:
Management fees	26,164,375
Transfer Agent fees	1,276,311
Custody and accounting fees	558,903
Printing and mailing fees	126,554
Registration fees	96,274
Professional fees	90,440
Trustee fees	37,213
Other	257,499
Subtotal	28,607,569
Class Specific Expenses:
FST Premier Share fees	4,564,082
FST Service Share fees	3,074,023
FST Administration Share fees	1,016,122
FST Cash Management Share fees	623,992
Distribution fees — FST Cash Management Shares	374,395
FST Preferred Share fees	186,145
FST Capital Share fees	98,173
FST Select Share fees	24,452
FST Resource Share fees	5
Distribution fees — FST Resource Share fees	1
Distribution and Service fees — FST Class B Shares	—
Distribution and Service fees — FST Class C Shares	—
Total expenses	38,568,959
Less — expense reductions	(23,045,192)
Net expenses	15,523,767
NET INVESTMENT INCOME	$634,396
Net realized gain (loss) from investment transactions	112,225
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$746,621

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Government Fund	Money Market Fund	Prime Obligations Fund	Tax-Exempt California Fund	Tax-Exempt New York Fund	Tax-Free Money Market Fund	Treasury Instruments Fund	Treasury Obligations Fund

$60,997,619	$75,113,438	$65,764,995	$407,133	$287,178	$13,223,736	$19,269,760	$14,943,751
1,297,304	61,310	91,920	—	—	—	—	—
62,294,923	75,174,748	65,856,915	407,133	287,178	13,223,736	19,269,760	14,943,751

62,831,287	43,644,849	46,526,450	886,941	603,921	14,049,341	54,946,436	24,505,015
3,064,941	2,129,017	2,269,583	25,341	17,255	685,334	2,680,314	1,195,367
1,162,383	872,538	902,879	53,843	50,732	368,707	1,128,777	488,059
105,793	511,566	239,242	75,140	76,947	188,261	235,243	76,863
136,424	145,673	249,501	40,168	35,291	138,199	167,642	98,263
95,194	102,761	104,999	102,413	94,523	82,188	92,379	92,847
82,537	59,951	59,053	17,554	17,375	38,364	74,423	39,703
533,990	367,566	481,460	17,596	14,777	172,733	381,263	217,123
68,012,549	47,833,921	50,833,167	1,218,996	910,821	15,723,127	59,706,477	26,713,240

17,162	55,429	4	—	—	1,916,079	1,447,536	419,190
2,105,461	257,681	3,875,888	7	3	143,298	1,568,529	5,587,097
5,506,775	946,991	5,565,518	238,253	226,983	691,985	3,536,707	4,031,067
5	5	5	5	5	5	5	5
3	3	3	5	5	3	3	3
709,638	44,681	294,657	—	—	23,048	181,002	125,607
966,369	45,910	310,194	—	—	15,316	250,909	249,200
168,405	59,643	83,154	—	—	23,632	48,504	48,139
5	5	702,938	—	—	148,783	5	5
2	1	210,881	—	—	44,635	1	1
—	—	63,089	—	—	—	—	—
—	—	289,497	—	—	—	—	—
77,486,374	49,244,270	62,228,995	1,457,266	1,137,817	18,729,911	66,739,678	37,173,554
(23,304,581)	(10,105,943)	(17,602,169)	(1,065,586)	(861,170)	(6,693,943)	(47,581,537)	(22,941,260)
54,181,793	39,138,327	44,626,826	391,680	276,647	12,035,968	19,158,141	14,232,294
$8,113,130	$36,036,421	$21,230,089	$15,453	$10,531	$1,187,768	$111,619	$711,457
—	(16,099)	347,771	32,983	12,369	498,130	184,350	(5,935)
$8,113,130	$36,020,322	$21,577,860	$48,436	$22,900	$1,685,898	$295,969	$705,522

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Fund		Government Fund
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$634,396	$545,783	$8,113,130	$12,045,700
Net realized gain (loss) from investment transactions	112,225	1,330,912	—	943,619
Net increase in net assets resulting from operations	746,621	1,876,695	8,113,130	12,989,319

Distributions to shareholders:
From net investment income:
FST Shares	(495,999)	(545,781)	(7,812,380)	(11,620,460)
FST Select Shares	(4,091)	—	(69,381)	(250,558)
FST Preferred Shares	(9,219)	—	(41,076)	(37,002)
FST Capital Shares	(3,260)	—	(36,978)	(28,194)
FST Administration Shares	(20,130)	—	(128,775)	(92,885)
FST Premier Shares	(64,948)	—	(301)	(3)
FST Service Shares	(30,590)	—	(24,231)	(16,596)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	(4)	(2)	(4)	(3)
FST Cash Management Shares	(6,155)	—	(4)	—
From net realized gains:
FST Shares	(112,275)	(1,007,661)	(63,490)	(843,574)
FST Select Shares	(877)	(9,189)	(1,470)	(25,384)
FST Preferred Shares	(2,126)	(21,305)	(1,973)	(24,560)
FST Capital Shares	(730)	(8,480)	(2,579)	(28,098)
FST Administration Shares	(4,641)	(46,124)	(5,723)	(65,008)
FST Premier Shares	(14,534)	(134,528)	—	—
FST Service Shares	(6,878)	(66,345)	(1,449)	(19,302)
FST Class B Shares	—	—	—	—
FST Class C Shares	—	—	—	—
FST Resource Shares	—	—	—	—
FST Cash Management Shares	(1,451)	(18,715)	—	—
Total distributions to shareholders	(777,908)	(1,858,130)	(8,189,814)	(13,051,627)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	36,271,036,921	53,717,557,479	195,031,709,781	222,779,023,916
Reinvestment of distributions	552,395	1,257,795	3,919,196	4,147,067
Cost of shares redeemed	(37,389,325,292)	(57,226,317,744)	(187,616,530,857)	(229,224,697,619)
Net increase (decrease) in net assets resulting from share transactions	(1,117,735,976)	(3,507,502,470)	7,419,098,120	(6,441,526,636)
NET INCREASE (DECREASE)	(1,117,767,263)	(3,507,483,905)	7,419,021,436	(6,441,588,944)

Net assets:
Beginning of year	12,956,868,163	16,464,352,068	25,337,607,080	31,779,196,024
End of year	$11,839,100,900	$12,956,868,163	$32,756,628,516	$25,337,607,080
Undistributed (distributions in excess of) net investment income (loss)	$13,147	$13,147	$(5,467)	$83,193

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Money Market Fund		Prime Obligations Fund		Tax-Exempt California Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$36,036,421	$25,516,700	$21,230,089	$18,892,983	$15,453	$18,599
(16,099)	687,459	347,771	666,527	32,983	15,607
36,020,322	26,204,159	21,577,860	19,559,510	48,436	34,206

(35,687,887)	(25,298,393)	(20,839,378)	(18,457,030)	(5,760)	(6,425)
(280,944)	(124,925)	(239,689)	(91,014)	—	—
(32,280)	(44,750)	(48,013)	(95,683)	—	—
(7,451)	(8,146)	(6,467)	(19,197)	—	—
(23,702)	(31,781)	(66,986)	(173,956)	(9,686)	(12,171)
(1,013)	(4)	(4)	(3)	—	—
(3,136)	(8,698)	(24,156)	(45,688)	(4)	(2)
—	—	(199)	(490)	—	—
—	—	(896)	(1,636)	—	—
(4)	(3)	(4,297)	(8,286)	—	—
(4)	—	(4)	—	(3)	(1)

(74,172)	(592,463)	(515,760)	(521,998)	(3,734)	(5,259)
(859)	(4,959)	(7,867)	(4,016)	—	—
(195)	(2,624)	(9,367)	(13,465)	—	—
(135)	(1,905)	(6,169)	(6,893)	—	—
(1,592)	(19,441)	(67,916)	(82,031)	(6,001)	(8,265)
(40)	(36)	—	—	—	—
(299)	(5,467)	(22,834)	(21,394)	—	—
—	—	(185)	(204)	—	—
—	—	(859)	(814)	—	—
—	—	(4,224)	(3,979)	—	—
—	—	—	—	—	—
(36,113,713)	(26,143,595)	(21,865,270)	(19,547,777)	(25,188)	(32,123)

174,527,252,299	154,401,461,508	123,274,425,512	120,587,569,422	896,132,340	939,025,227
17,729,198	15,779,464	8,328,526	9,279,040	25,012	31,954
(174,390,544,562)	(150,632,649,264)	(127,356,958,379)	(126,248,656,866)	(886,025,402)	(949,600,335)
154,436,935	3,784,591,708	(4,074,204,341)	(5,651,808,404)	10,131,950	(10,543,154)
154,343,544	3,784,652,272	(4,074,491,751)	(5,651,796,671)	10,155,198	(10,541,071)

20,795,614,823	17,010,962,551	22,233,665,409	27,885,462,080	233,174,016	243,715,087
$20,949,958,367	$20,795,614,823	$18,159,173,658	$22,233,665,409	$243,329,214	$233,174,016
$(21,650)	$(5,250)	$(263,642)	$113,898	$—	$—

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Tax-Exempt New York Fund
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$10,531	$12,830
Net realized gain (loss) from investment transactions	12,369	(1,876)
Net increase in net assets resulting from operations	22,900	10,954

Distributions to shareholders:
From net investment income:
FST Shares	(1,288)	(3,176)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(9,235)	(9,651)
FST Premier Shares	—	—
FST Service Shares	(4)	(2)
FST Resource Shares	—	—
FST Cash Management Shares	(4)	(1)
From net realized gains:
FST Shares	(660)	(8,047)
FST Select Shares	—	—
FST Preferred Shares	—	—
FST Capital Shares	—	—
FST Administration Shares	(4,621)	(26,295)
FST Premier Shares	—	—
FST Service Shares	—	—
FST Resource Shares	—	—
FST Cash Management Shares	—	—
Total distributions to shareholders	(15,812)	(47,172)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	463,693,072	533,901,070
Reinvestment of distributions	15,586	46,670
Cost of shares redeemed	(423,635,845)	(549,760,278)
Net increase (decrease) in net assets resulting from share transactions	40,072,813	(15,812,538)
NET INCREASE (DECREASE)	40,079,901	(15,848,756)

Net assets:
Beginning of year	161,407,770	177,256,526
End of year	$201,487,671	$161,407,770
Undistributed net investment income	$332	$332

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Tax-Free Money Market Fund		Treasury Instruments Fund		Treasury Obligations Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$1,187,768	$8,107,439	$111,619	$21,974	$711,457	$1,393,991
498,130	379,398	184,350	1,351,348	(5,935)	54,632
1,685,898	8,486,837	295,969	1,373,322	705,522	1,448,623

(1,123,329)	(7,992,268)	(98,873)	(7,783)	(515,821)	(1,153,201)
(8,610)	(36,941)	(962)	(1,032)	(9,474)	(16,713)
(1,405)	(6,030)	(1,111)	(2,032)	(7,450)	(11,281)
(623)	(640)	(758)	(277)	(9,789)	(11,324)
(16,867)	(23,180)	(6,534)	(8,750)	(95,581)	(111,200)
(33,367)	(43,968)	(1,955)	(1,424)	(7,101)	(8,903)
(1,748)	(2,834)	(1,418)	(672)	(66,233)	(81,366)
(1,815)	(1,221)	(4)	(2)	(4)	(2)
(4)	(1)	(4)	(2)	(4)	(1)

(305,906)	(874,804)	(186,427)	(1,198,081)	(13,658)	(38,351)
(3,692)	(6,409)	(932)	(16,903)	(290)	(1,227)
(1,206)	(3,041)	(1,079)	(16,356)	(190)	(598)
(408)	(634)	(1,238)	(11,320)	(302)	(691)
(17,130)	(24,586)	(10,199)	(89,506)	(2,496)	(7,027)
(26,746)	(51,618)	(3,001)	(28,707)	(186)	(714)
(1,523)	(3,037)	(2,308)	(20,285)	(1,740)	(5,071)
(1,605)	(1,418)	—	—	—	—
—	—	—	—	—	—
(1,545,984)	(9,072,630)	(316,803)	(1,403,132)	(730,319)	(1,447,670)

18,003,971,770	30,270,776,837	76,506,291,426	77,166,306,629	210,074,678,814	81,629,454,359
1,213,144	7,473,492	201,313	959,225	271,676	757,126
(19,124,615,574)	(32,642,447,333)	(73,606,782,778)	(73,083,183,219)	(210,440,312,034)	(82,558,690,137)
(1,119,430,660)	(2,364,197,004)	2,899,709,961	4,084,082,635	(365,361,544)	(928,478,652)
(1,119,290,746)	(2,364,782,797)	2,899,689,127	4,084,052,825	(365,386,341)	(928,477,699)

7,559,116,190	9,923,898,987	22,907,485,088	18,823,432,263	11,588,867,834	12,517,345,533
$6,439,825,444	$7,559,116,190	$25,807,174,215	$22,907,485,088	$11,223,481,493	$11,588,867,834
$—	$—	$—	$—	$(18,862)	$—

The accompanying notes are an integral part of these financial statements.	65

FINANCIAL SQUARE FEDERAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Select Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Preferred Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Capital Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Administration Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Service Shares	1.00	—	(c)(f)	—	(c)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Select Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Preferred Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Capital Shares	1.00	0.023	(f)	(0.023	)(f)
2008 - FST Administration Shares	1.00	0.022	(f)	(0.022	)(f)
2008 - FST Service Shares	1.00	0.020	(f)	(0.020	)(f)
2007 - FST Shares	1.00	0.050		(0.050)
2007 - FST Select Shares	1.00	0.049		(0.049)
2007 - FST Preferred Shares	1.00	0.049		(0.049)
2007 - FST Capital Shares	1.00	0.048		(0.048)
2007 - FST Administration Shares	1.00	0.047		(0.047)
2007 - FST Service Shares	1.00	0.045		(0.045)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0002 and $(0.0002), and $0.0003 and $(0.0003), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and fiscal year ended December 31, 2008, respectively.

66	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$9,044,336	0.12%		0.23%		—	%(d)
1.00	0.01	89,636	0.12		0.26		0.01
1.00	0.01	60,660	0.12		0.33		—	(d)
1.00	0.01	71,459	0.12		0.38		—	(d)
1.00	0.01	480,896	0.12		0.48		—	(d)
1.00	0.01	1,313,277	0.12		0.58		—	(d)
1.00	0.01	603,587	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	175,249	0.12		1.03		—	(d)
1.00	0.01	9,888,638	0.17		0.23		0.01
1.00	0.01	74,182	0.18		0.26		—	(d)
1.00	0.01	269,893	0.18		0.33		—	(d)
1.00	0.01	80,713	0.18		0.38		—	(d)
1.00	0.01	454,427	0.18		0.48		—	(d)
1.00	0.01	1,298,287	0.18		0.58		—	(d)
1.00	0.01	739,254	0.18		0.73		—	(d)
1.00	0.01	1	0.17		0.88		0.19
1.00	0.01	151,472	0.18		1.03		—	(d)
1.00	0.05	12,958,372	0.20		0.23		0.03
1.00	0.02	105,245	0.22		0.25		0.01
1.00	0.01	285,291	0.24		0.33		(0.01)
1.00	0.01	72,407	0.24		0.37		(0.01)
1.00	0.01	579,217	0.25		0.48		(0.01)
1.00	0.01	1,479,302	0.24	(e)	0.58	(e)	0.01	(e)
1.00	0.01	774,348	0.24		0.73		(0.01)
1.00	0.01	1	0.20	(e)	0.73	(e)	0.06	(e)
1.00	0.01	210,167	0.24	(e)	1.03	(e)	0.01	(e)

1.00	0.22	20,069,801	0.21	(e)	0.24	(e)	0.32	(e)
1.00	0.20	256,463	0.24	(e)	0.27	(e)	0.24	(e)
1.00	0.15	511,911	0.31	(e)	0.34	(e)	0.19	(e)
1.00	0.12	157,721	0.36	(e)	0.39	(e)	0.09	(e)
1.00	0.07	897,620	0.44	(e)	0.49	(e)	0.10	(e)
1.00	0.02	887,368	0.53	(e)	0.74	(e)	—	(d)(e)

1.00	2.48	31,185,150	0.21		0.24		2.34
1.00	2.45	89,863	0.24		0.27		2.29
1.00	2.38	491,371	0.31		0.34		2.32
1.00	2.33	36,379	0.36		0.39		1.99
1.00	2.22	1,470,423	0.46		0.49		2.01
1.00	1.97	1,331,954	0.71		0.74		1.88
1.00	5.07	15,074,711	0.20		0.23		4.92
1.00	5.04	1	0.23		0.26		4.91
1.00	4.97	315,256	0.30		0.33		4.80
1.00	4.91	7,941	0.35		0.38		4.77
1.00	4.81	586,405	0.45		0.48		4.71
1.00	4.55	946,214	0.70		0.73		4.42

The accompanying notes are an integral part of these financial statements.	67

FINANCIAL SQUARE GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Select Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Preferred Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Capital Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Administration Shares	1.00	0.001	(f)	(0.001	)(f)
2009 - FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Select Shares	1.00	0.025	(f)	(0.025	)(f)
2008 - FST Preferred Shares	1.00	0.024	(f)	(0.024	)(f)
2008 - FST Capital Shares	1.00	0.023	(f)	(0.023	)(f)
2008 - FST Administration Shares	1.00	0.022	(f)	(0.022	)(f)
2008 - FST Service Shares	1.00	0.020	(f)	(0.020	)(f)
2007 - FST Shares	1.00	0.050		(0.050)
2007 - FST Select Shares	1.00	0.050		(0.050)
2007 - FST Preferred Shares	1.00	0.049		(0.049)
2007 - FST Capital Shares	1.00	0.049		(0.049)
2007 - FST Administration Shares	1.00	0.047		(0.047)
2007 - FST Service Shares	1.00	0.045		(0.045)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0005 and $(0.0005), and $0.001 and $(0.001), of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal year ended December 31, 2008, respectively.

68	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.03%	$28,326,048	0.18%		0.23%		0.03%
1.00	0.01	628,155	0.20		0.26		0.01
1.00	0.01	546,452	0.20		0.33		0.01
1.00	0.01	493,427	0.20		0.38		0.01
1.00	0.01	2,382,900	0.20		0.48		0.01
1.00	0.01	5,594	0.21		0.58		0.01
1.00	0.01	374,051	0.20		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.04	20,959,643	0.18		0.23		0.04
1.00	0.02	474,953	0.20		0.26		0.03
1.00	0.01	652,225	0.22		0.33		—	(d)
1.00	0.01	815,275	0.22		0.38		—	(d)
1.00	0.01	1,956,642	0.22		0.48		—	(d)
1.00	0.01	1	0.22		0.58		0.28
1.00	0.01	478,866	0.21		0.73		—	(d)
1.00	0.01	1	0.22		0.88		0.28
1.00	0.01	1	0.22		1.03		—	(d)
1.00	0.08	26,136,102	0.18		0.23		0.06
1.00	0.05	1,225,360	0.21		0.26		0.03
1.00	0.02	783,466	0.25		0.33		(0.01)
1.00	0.01	859,594	0.25		0.38		(0.01)
1.00	0.01	2,397,534	0.25		0.48		(0.02)
1.00	0.01	1	0.18	(e)	0.58	(e)	0.25	(e)
1.00	0.01	377,138	0.25		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.25	(e)
1.00	0.01	1	0.30	(e)	1.03	(e)	(0.18	)(e)

1.00	0.29	51,896,720	0.19	(e)	0.24	(e)	0.35	(e)
1.00	0.27	2,218,312	0.22	(e)	0.27	(e)	0.30	(e)
1.00	0.22	873,242	0.29	(e)	0.34	(e)	0.26	(e)
1.00	0.19	1,022,472	0.34	(e)	0.39	(e)	0.23	(e)
1.00	0.13	3,217,353	0.43	(e)	0.49	(e)	0.13	(e)
1.00	0.05	505,564	0.58	(e)	0.74	(e)	(0.01	)(e)

1.00	2.51	48,835,964	0.19		0.24		2.17
1.00	2.48	1,222,242	0.22		0.27		2.24
1.00	2.41	1,022,324	0.29		0.34		2.28
1.00	2.36	1,256,106	0.34		0.39		2.15
1.00	2.25	3,995,979	0.44		0.49		2.06
1.00	2.00	676,581	0.69		0.74		1.85
1.00	5.13	9,944,020	0.18		0.24		4.88
1.00	5.10	438,264	0.21		0.27		4.79
1.00	5.03	666,779	0.28		0.34		4.87
1.00	4.97	354,687	0.33		0.39		4.69
1.00	4.87	1,886,834	0.43		0.49		4.72
1.00	4.61	407,134	0.68		0.74		4.52

The accompanying notes are an integral part of these financial statements.	69

FINANCIAL SQUARE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$0.002		$(0.002)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	0.001		(0.001)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Select Shares	1.00	0.004	(f)	(0.004	)(f)
2009 - FST Preferred Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Capital Shares	1.00	0.003	(f)	(0.003	)(f)
2009 - FST Administration Shares	1.00	0.002	(f)	(0.002	)(f)
2009 - FST Service Shares	1.00	0.001	(f)	(0.001	)(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.027		(0.027)
2008 - FST Select Shares	1.00	0.026		(0.026)
2008 - FST Preferred Shares	1.00	0.026		(0.026)
2008 - FST Capital Shares	1.00	0.025		(0.025)
2008 - FST Administration Shares	1.00	0.024		(0.024)
2008 - FST Service Shares	1.00	0.022		(0.022)
2007 - FST Shares	1.00	0.051		(0.051)
2007 - FST Select Shares	1.00	0.051		(0.051)
2007 - FST Preferred Shares	1.00	0.050		(0.050)
2007 - FST Capital Shares	1.00	0.050		(0.050)
2007 - FST Administration Shares	1.00	0.049		(0.049)
2007 - FST Service Shares	1.00	0.046		(0.046)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Net investment income and distributions from net investment income contain $0.0001 and $(0.0001), of net realized gains and distributions from net realized gains for the period ended August 31, 2009.

70	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.17%	$20,278,527	0.18%		0.23%		0.17%
1.00	0.14	151,931	0.21		0.26		0.14
1.00	0.07	34,142	0.28		0.33		0.07
1.00	0.03	31,393	0.33		0.38		0.02
1.00	0.01	400,478	0.35		0.48		0.01
1.00	0.01	28,554	0.35		0.58		0.01
1.00	0.01	24,931	0.34		0.73		0.01
1.00	0.01	1	0.18		0.88		0.40
1.00	0.01	1	0.18		1.03		0.40
1.00	0.14	19,751,293	0.18		0.23		0.14
1.00	0.11	212,150	0.21		0.26		0.10
1.00	0.04	57,885	0.28		0.33		0.04
1.00	0.02	47,555	0.31		0.38		0.01
1.00	0.01	567,818	0.32		0.48		—	(d)
1.00	0.01	10,572	0.29		0.58		—	(d)
1.00	0.01	148,341	0.31		0.73		—	(d)
1.00	0.01	1	0.28		0.88		0.32
1.00	0.01	1	0.40		1.03		(0.07)
1.00	0.13	15,510,366	0.18		0.23		0.10
1.00	0.10	368,196	0.21		0.26		0.11
1.00	0.04	97,072	0.27		0.33		0.03
1.00	0.02	81,640	0.29		0.38		—	(d)
1.00	0.01	780,326	0.30		0.48		(0.01)
1.00	0.01	1	0.40	(e)	0.58	(e)	0.01	(e)
1.00	0.01	173,360	0.29		0.73		(0.02)
1.00	0.01	1	0.18	(e)	0.73	(e)	0.31	(e)
1.00	0.01	1	0.48	(e)	0.97	(e)	(0.22	)(e)

1.00	0.38	21,878,982	0.21	(e)	0.26	(e)	0.55	(e)
1.00	0.36	42,778	0.24	(e)	0.29	(e)	0.60	(e)
1.00	0.32	87,673	0.31	(e)	0.36	(e)	0.46	(e)
1.00	0.28	76,008	0.36	(e)	0.41	(e)	0.38	(e)
1.00	0.22	1,415,175	0.45	(e)	0.51	(e)	0.23	(e)
1.00	0.11	472,480	0.62	(e)	0.76	(e)	0.15	(e)

1.00	2.70	18,340,321	0.19		0.24		2.74
1.00	2.67	54,085	0.22		0.27		2.80
1.00	2.60	87,841	0.29		0.34		2.75
1.00	2.54	50,112	0.34		0.39		2.59
1.00	2.44	684,773	0.44		0.49		2.51
1.00	2.19	559,707	0.69		0.74		2.24
1.00	5.26	22,000,123	0.18		0.23		5.12
1.00	5.23	82,832	0.21		0.26		5.14
1.00	5.15	161,635	0.28		0.33		5.02
1.00	5.10	54,022	0.33		0.38		4.92
1.00	5.00	1,175,106	0.43		0.48		4.87
1.00	4.74	648,195	0.68		0.73		4.63

The accompanying notes are an integral part of these financial statements.	71

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$0.001		$(0.001)
2012 - FST Select Shares	1.00	0.001		(0.001)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2012 - FST Class B Shares	1.00	—	(c)	—	(c)
2012 - FST Class C Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Class B Shares	1.00	—	(c)	—	(c)
2011 - FST Class C Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.001		(0.001)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class B Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Class C Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.003		(0.003)
2009 - FST Preferred Shares	1.00	0.003		(0.003)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.002		(0.002)
2009 - FST Service Shares	1.00	0.001		(0.001)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.026	(f)	(0.026)
2008 - FST Select Shares	1.00	0.026	(f)	(0.026)
2008 - FST Preferred Shares	1.00	0.025	(f)	(0.025)
2008 - FST Capital Shares	1.00	0.025	(f)	(0.025)
2008 - FST Administration Shares	1.00	0.024	(f)	(0.024)
2008 - FST Service Shares	1.00	0.021	(f)	(0.021)
2007 - FST Shares	1.00	0.052		(0.052)
2007 - FST Select Shares	1.00	0.051		(0.051)
2007 - FST Preferred Shares	1.00	0.051		(0.051)
2007 - FST Capital Shares	1.00	0.050		(0.050)
2007 - FST Administration Shares	1.00	0.049		(0.049)
2007 - FST Service Shares	1.00	0.047		(0.047)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.
(f)	Reflects an increase of $0.002 per share and 0.22%, as a result of voluntary and irrevocable capital infusion by Goldman Sachs.

72	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.12%	$14,614,135	0.18%		0.23%		0.11%
1.00	0.09	325,596	0.21		0.26		0.09
1.00	0.02	206,707	0.27		0.33		0.02
1.00	0.01	187,844	0.29		0.38		—	(d)
1.00	0.01	1,888,821	0.29		0.48		—	(d)
1.00	0.01	1	0.18		0.58		0.40
1.00	0.01	764,803	0.29		0.73		—	(d)
1.00	0.01	139,778	0.29		0.88		—	(d)
1.00	0.01	1	0.18		1.03		0.40
1.00	0.01	5,188	0.29		1.23		—	(d)
1.00	0.01	26,300	0.29		1.23		—	(d)
1.00	0.10	17,670,097	0.18		0.23		0.10
1.00	0.07	151,663	0.21		0.26		0.07
1.00	0.02	406,827	0.26		0.33		0.02
1.00	0.01	179,018	0.28		0.38		0.01
1.00	0.01	2,875,584	0.27		0.48		0.01
1.00	0.01	1	0.23		0.58		0.30
1.00	0.01	762,833	0.27		0.73		0.01
1.00	0.01	147,232	0.27		0.88		0.01
1.00	0.01	1	0.32		1.03		0.03
1.00	0.01	7,762	0.27		1.23		0.01
1.00	0.01	32,646	0.27		1.23		0.01
1.00	0.12	22,977,394	0.18		0.23		0.10
1.00	0.09	106,849	0.21		0.26		0.06
1.00	0.04	350,484	0.26		0.33		0.01
1.00	0.02	325,649	0.28		0.38		(0.01)
1.00	0.01	3,194,694	0.29		0.48		(0.01)
1.00	0.01	1	0.34	(e)	0.58	(e)	0.11	(e)
1.00	0.01	757,826	0.29		0.73		(0.01)
1.00	0.01	7,827	0.36	(e)	1.23	(e)	0.02	(e)
1.00	0.01	29,973	0.36	(e)	1.23	(e)	0.01	(e)
1.00	0.01	134,763	0.35	(e)	0.73	(e)	0.01	(e)
1.00	0.01	1	0.36	(e)	1.03	(e)	(0.37	)(e)

1.00	0.32	30,756,777	0.23	(e)	0.28	(e)	0.47	(e)
1.00	0.30	99,249	0.26	(e)	0.31	(e)	0.48	(e)
1.00	0.25	1,226,201	0.33	(e)	0.38	(e)	0.40	(e)
1.00	0.22	568,066	0.38	(e)	0.43	(e)	0.37	(e)
1.00	0.16	3,986,524	0.47	(e)	0.53	(e)	0.24	(e)
1.00	0.06	873,287	0.63	(e)	0.78	(e)	0.12	(e)

1.00	2.64	25,218,329	0.19		0.24		2.72
1.00	2.61	95,807	0.22		0.27		2.77
1.00	2.54	1,385,336	0.29		0.34		2.55
1.00	2.49	777,173	0.34		0.39		2.48
1.00	2.39	4,060,108	0.44		0.49		2.45
1.00	2.13	1,398,311	0.69		0.74		2.19
1.00	5.28	36,224,153	0.18		0.23		5.13
1.00	5.24	267,150	0.21		0.26		5.13
1.00	5.17	1,154,660	0.28		0.33		5.05
1.00	5.12	787,305	0.33		0.38		5.00
1.00	5.01	5,865,430	0.43		0.48		4.90
1.00	4.75	2,097,006	0.68		0.73		4.65

The accompanying notes are an integral part of these financial statements.	73

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016	)(e)
2008 - FST Administration Shares	1.00	0.014		(0.014	)(e)
2008 - FST Service Shares	1.00	0.012		(0.012	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)
2007 - FST Shares	1.00	0.031		(0.031	)(e)
2007 - FST Administration Shares	1.00	0.030		(0.030	)(e)
2007 - FST Service Shares	1.00	0.027		(0.027	)(e)
2007 - FST Cash Management Shares	1.00	0.026		(0.026	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.00021 and $0.00007 of distributions from net realized gains for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

74	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$91,478	0.15%		0.48%		0.01%
1.00	0.01	151,848	0.15		0.63		0.01
1.00	0.01	2	0.15		0.88		0.23
1.00	0.01	1	0.15		1.48		0.29
1.00	0.01	88,040	0.24		0.50		0.01
1.00	0.01	145,131	0.24		0.65		0.01
1.00	0.01	2	0.24		0.90		0.11
1.00	0.01	1	0.24		1.50		0.09
1.00	0.01	83,316	0.30		0.46		0.01
1.00	0.01	160,396	0.30		0.61		0.01
1.00	0.01	2	0.30		0.86		0.04
1.00	0.01	1	0.30		0.96		(0.08)

1.00	0.04	67,911	0.44	(d)	0.49	(d)	0.06	(d)
1.00	0.01	244,701	0.49	(d)	0.64	(d)	0.01	(d)
1.00	0.01	2	0.52	(d)	0.89	(d)	0.01	(d)
1.00	0.01	1	0.52	(d)	1.49	(d)	(0.09	)(d)

1.00	1.60	147,340	0.44		0.46		1.56
1.00	1.45	499,754	0.59		0.61		1.42
1.00	1.21	445	0.82		0.86		0.72
1.00	1.05	1	0.84		1.46		1.18
1.00	3.20	176,449	0.43		0.44		3.14
1.00	3.05	494,463	0.58		0.59		2.99
1.00	2.79	2	0.83		0.84		2.73
1.00	2.62	1	1.00		1.44		2.64

The accompanying notes are an integral part of these financial statements.	75

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	—	(c)	—	(c)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)
2009 - FST Cash Management Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.017		(0.017	)(e)
2008 - FST Administration Shares	1.00	0.015		(0.015	)(e)
2008 - FST Service Shares	1.00	0.013		(0.013	)(e)
2008 - FST Cash Management Shares	1.00	0.011		(0.011	)(e)
2007 - FST Shares	1.00	0.032		(0.032	)(e)
2007 - FST Administration Shares	1.00	0.030		(0.030	)(e)
2007 - FST Service Shares	1.00	0.028		(0.028	)(e)
2007 - FST Cash Management Shares	1.00	0.026		(0.026	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0003 and $0.00005 of distributions from net realized gains for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

76	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-EXEMPT NEW YORK FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$21,067	0.16%		0.52%		0.01%
1.00	0.01	180,419	0.16		0.67		0.01
1.00	0.01	1	0.16		0.92		0.50
1.00	0.01	1	0.16		1.52		0.39
1.00	0.03	20,954	0.22		0.55		0.01
1.00	0.03	140,452	0.22		0.70		0.01
1.00	0.03	1	0.22		0.95		0.28
1.00	0.03	1	0.22		1.55		0.08
1.00	0.03	49,859	0.30		0.46		0.01
1.00	0.03	127,395	0.30		0.61		0.01
1.00	0.03	1	0.30		0.86		0.01
1.00	0.03	1	0.30		0.96		(0.03)

1.00	0.04	50,211	0.42	(d)	0.49	(d)	0.07	(d)
1.00	0.01	243,215	0.47	(d)	0.64	(d)	0.02	(d)
1.00	0.01	76	0.47	(d)	0.89	(d)	0.02	(d)
1.00	0.01	1	0.48	(d)	1.49	(d)	0.02	(d)

1.00	1.70	76,958	0.44		0.47		1.67
1.00	1.55	418,830	0.59		0.62		1.48
1.00	1.30	76	0.84		0.87		1.41
1.00	1.14	1	0.90		1.47		1.11
1.00	3.24	56,353	0.43		0.46		3.20
1.00	3.09	253,295	0.58		0.61		3.04
1.00	2.83	468	0.83		0.86		2.79
1.00	2.66	1	1.00		1.46		2.65

The accompanying notes are an integral part of these financial statements.	77

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	0.001		(0.001)
2011 - FST Select Shares	1.00	0.001		(0.001)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	0.002		(0.002)
2010 - FST Select Shares	1.00	0.001		(0.001)
2010 - FST Preferred Shares	1.00	0.001		(0.001)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.003		(0.003)
2009 - FST Select Shares	1.00	0.002		(0.002)
2009 - FST Preferred Shares	1.00	0.002		(0.002)
2009 - FST Capital Shares	1.00	0.002		(0.002)
2009 - FST Administration Shares	1.00	0.001		(0.001)
2009 - FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.020		(0.020	)(e)
2008 - FST Select Shares	1.00	0.020		(0.020	)(e)
2008 - FST Preferred Shares	1.00	0.019		(0.019	)(e)
2008 - FST Capital Shares	1.00	0.018		(0.018	)(e)
2008 - FST Administration Shares	1.00	0.017		(0.017	)(e)
2008 - FST Service Shares	1.00	0.015		(0.015	)(e)
2007 - FST Shares	1.00	0.035		(0.035	)(e)
2007 - FST Select Shares	1.00	0.035		(0.035	)(e)
2007 - FST Preferred Shares	1.00	0.034		(0.034	)(e)
2007 - FST Capital Shares	1.00	0.033		(0.033	)(e)
2007 - FST Administration Shares	1.00	0.032		(0.032	)(e)
2007 - FST Service Shares	1.00	0.030		(0.030	)(e)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Annualized.
(e)	Amount includes $0.0001 and $0.0008 of distributions from net realized gains for the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

78	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TAX-FREE MONEY MARKET FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.02%	$5,462,807	0.17%		0.23%		0.02%
1.00	0.02	102,994	0.18		0.26		0.01
1.00	0.01	22,477	0.18		0.33		0.01
1.00	0.01	11,793	0.18		0.38		0.01
1.00	0.01	217,010	0.18		0.48		0.01
1.00	0.01	565,678	0.18		0.58		0.01
1.00	0.01	29,450	0.18		0.73		0.01
1.00	0.01	27,615	0.18		0.88		0.01
1.00	0.01	1	0.17		1.03		0.40
1.00	0.10	6,489,440	0.18		0.23		0.09
1.00	0.07	44,349	0.21		0.26		0.07
1.00	0.03	24,222	0.25		0.33		0.02
1.00	0.02	4,945	0.26		0.38		0.01
1.00	0.02	379,465	0.26		0.48		0.01
1.00	0.02	564,168	0.26		0.58		0.01
1.00	0.02	30,063	0.27		0.73		0.01
1.00	0.02	22,464	0.25		0.88		0.01
1.00	0.02	1	0.31		1.03		0.11
1.00	0.15	8,900,260	0.18		0.23		0.14
1.00	0.12	51,856	0.21		0.26		0.11
1.00	0.06	42,240	0.28		0.33		0.04
1.00	0.03	10,406	0.30		0.37		0.02
1.00	0.02	315,835	0.33		0.48		0.01
1.00	0.01	544,328	0.30	(d)	0.57	(d)	0.01	(d)
1.00	0.02	44,690	0.31		0.73		0.01
1.00	0.01	14,282	0.32	(d)	0.73	(d)	0.01	(d)
1.00	0.01	1	0.40	(d)	1.02	(d)	0.04	(d)

1.00	0.25	9,416,370	0.21	(d)	0.26	(d)	0.37	(d)
1.00	0.23	85,670	0.24	(d)	0.29	(d)	0.33	(d)
1.00	0.18	45,223	0.31	(d)	0.36	(d)	0.30	(d)
1.00	0.15	162,752	0.36	(d)	0.41	(d)	0.24	(d)
1.00	0.09	308,305	0.45	(d)	0.51	(d)	0.14	(d)
1.00	0.01	71,451	0.61	(d)	0.76	(d)	0.03	(d)

1.00	2.00	9,657,508	0.18		0.24		1.95
1.00	1.97	40,707	0.21		0.27		1.98
1.00	1.89	82,211	0.28		0.34		1.87
1.00	1.84	294,058	0.33		0.39		1.84
1.00	1.74	362,529	0.43		0.49		1.73
1.00	1.49	280,303	0.68		0.74		1.52
1.00	3.56	9,069,558	0.18		0.23		3.49
1.00	3.53	71,395	0.21		0.26		3.47
1.00	3.46	220,538	0.28		0.33		3.37
1.00	3.41	317,742	0.33		0.38		3.30
1.00	3.30	757,798	0.43		0.48		3.23
1.00	3.05	332,251	0.68		0.73		2.98

The accompanying notes are an integral part of these financial statements.	79

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Select Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Preferred Shares	1.00	0.001	(g)	(0.001	)(g)
2009 - FST Capital Shares	1.00	—	(c)(g)	—	(c)(g)
2009 - FST Administration Shares	1.00	—	(c)(g)	—	(c)(g)
2009 - FST Service Shares	1.00	—	(c)(g)	—	(c)(g)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016	(g)	(0.016	)(g)
2008 - FST Select Shares	1.00	0.015	(g)	(0.015	)(g)
2008 - FST Preferred Shares	1.00	0.015	(g)	(0.015	)(g)
2008 - FST Capital Shares	1.00	0.014	(g)	(0.014	)(g)
2008 - FST Administration Shares	1.00	0.013	(g)	(0.013	)(g)
2008 - FST Service Shares	1.00	0.011	(g)	(0.011	)(g)
2007 - FST Shares	1.00	0.044	(g)	(0.044	)(g)
2007 - FST Select Shares	1.00	0.043	(g)	(0.043	)(g)
2007 - FST Preferred Shares	1.00	0.043	(g)	(0.043	)(g)
2007 - FST Capital Shares	1.00	0.042	(g)	(0.042	)(g)
2007 - FST Administration Shares	1.00	0.041	(g)	(0.041	)(g)
2007 - FST Service Shares	1.00	0.039	(g)	(0.039	)(g)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005%.
(e)	Amount is less than 0.005% of average net assets.
(f)	Annualized.
(g)	Net investment income and distributions from net investment income contain $0.0008 and $(0.0008), $0.002 and $(0.002), and $0.001 and $(0.001) of net realized gains and distributions from net realized gains for the period ended August 31, 2009 and the fiscal years ended December 31, 2008 and December 31, 2007, respectively.

80	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Net asset value, end of period	Total return(b)		Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	—	%(d)	$23,364,396	0.07%		0.23%		—	%(e)
1.00	—	(d)	110,090	0.07		0.26		—	(e)
1.00	—	(d)	156,016	0.07		0.33		—	(e)
1.00	—	(d)	157,629	0.07		0.38		—	(e)
1.00	—	(d)	1,319,295	0.07		0.48		—	(e)
1.00	—	(d)	401,333	0.07		0.58		—	(e)
1.00	—	(d)	298,413	0.07		0.73		—	(e)
1.00	—	(d)	1	0.07		0.88		0.40
1.00	—	(d)	1	0.07		1.03		0.40
1.00	0.01		20,395,424	0.11		0.23		—	(e)
1.00	0.01		139,086	0.11		0.26		—	(e)
1.00	0.01		193,741	0.11		0.33		—	(e)
1.00	0.01		170,654	0.11		0.38		—	(e)
1.00	0.01		1,279,893	0.11		0.48		—	(e)
1.00	0.01		429,876	0.11		0.58		—	(e)
1.00	0.01		298,809	0.11		0.73		—	(e)
1.00	0.01		1	0.11		0.88		0.19
1.00	0.01		1	0.11		1.03		0.23
1.00	0.01		16,123,700	0.14		0.23		(0.01)
1.00	0.01		184,151	0.14		0.26		(0.02)
1.00	0.01		309,220	0.14		0.33		(0.02)
1.00	0.01		110,983	0.14		0.38		(0.01)
1.00	0.01		1,427,256	0.14		0.48		(0.02)
1.00	0.01		370,801	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		297,319	0.14		0.73		(0.01)
1.00	0.01		1	0.14	(f)	0.58	(f)	—	(e)(f)
1.00	0.01		1	0.14	(f)	0.73	(f)	0.09	(f)

1.00	0.10		18,393,881	0.20	(f)	0.23	(f)	0.04	(f)
1.00	0.08		173,590	0.23	(f)	0.26	(f)	—	(e)(f)
1.00	0.05		321,168	0.27	(f)	0.33	(f)	(0.04	)(f)
1.00	0.03		65,817	0.30	(f)	0.38	(f)	(0.06	)(f)
1.00	0.02		1,476,015	0.34	(f)	0.48	(f)	(0.09	)(f)
1.00	0.01		234,595	0.35	(f)	0.73	(f)	(0.11	)(f)

1.00	1.57		32,591,735	0.21		0.24		1.05
1.00	1.54		135,437	0.24		0.27		1.01
1.00	1.47		356,612	0.31		0.34		1.15
1.00	1.42		173,751	0.36		0.39		0.64
1.00	1.32		3,083,313	0.46		0.49		0.97
1.00	1.09		612,105	0.69		0.74		0.84
1.00	4.46		9,282,486	0.20		0.24		3.91
1.00	4.43		29,548	0.23		0.27		4.24
1.00	4.36		219,365	0.30		0.34		4.07
1.00	4.31		20,939	0.35		0.39		4.16
1.00	4.20		1,552,156	0.45		0.49		3.89
1.00	3.94		658,252	0.70		0.74		3.51

The accompanying notes are an integral part of these financial statements.	81

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Distributions from net investment income(a)
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - FST Shares	$1.00	$—	(c)	$—	(c)
2012 - FST Select Shares	1.00	—	(c)	—	(c)
2012 - FST Preferred Shares	1.00	—	(c)	—	(c)
2012 - FST Capital Shares	1.00	—	(c)	—	(c)
2012 - FST Administration Shares	1.00	—	(c)	—	(c)
2012 - FST Premier Shares	1.00	—	(c)	—	(c)
2012 - FST Service Shares	1.00	—	(c)	—	(c)
2012 - FST Resource Shares	1.00	—	(c)	—	(c)
2012 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2011 - FST Shares	1.00	—	(c)	—	(c)
2011 - FST Select Shares	1.00	—	(c)	—	(c)
2011 - FST Preferred Shares	1.00	—	(c)	—	(c)
2011 - FST Capital Shares	1.00	—	(c)	—	(c)
2011 - FST Administration Shares	1.00	—	(c)	—	(c)
2011 - FST Premier Shares	1.00	—	(c)	—	(c)
2011 - FST Service Shares	1.00	—	(c)	—	(c)
2011 - FST Resource Shares	1.00	—	(c)	—	(c)
2011 - FST Cash Management Shares	1.00	—	(c)	—	(c)
2010 - FST Shares	1.00	—	(c)	—	(c)
2010 - FST Select Shares	1.00	—	(c)	—	(c)
2010 - FST Preferred Shares	1.00	—	(c)	—	(c)
2010 - FST Capital Shares	1.00	—	(c)	—	(c)
2010 - FST Administration Shares	1.00	—	(c)	—	(c)
2010 - FST Premier Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Service Shares	1.00	—	(c)	—	(c)
2010 - FST Resource Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)
2010 - FST Cash Management Shares (Commenced May 14, 2010)	1.00	—	(c)	—	(c)

FOR THE PERIOD JANUARY 1 TO AUGUST 31*,
2009 - FST Shares	1.00	0.001		(0.001)
2009 - FST Select Shares	1.00	0.001		(0.001)
2009 - FST Preferred Shares	1.00	0.001		(0.001)
2009 - FST Capital Shares	1.00	0.001		(0.001)
2009 - FST Administration Shares	1.00	—	(c)	—	(c)
2009 - FST Service Shares	1.00	—	(c)	—	(c)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2008 - FST Shares	1.00	0.016		(0.016)
2008 - FST Select Shares	1.00	0.016		(0.016)
2008 - FST Preferred Shares	1.00	0.015		(0.015)
2008 - FST Capital Shares	1.00	0.015		(0.015)
2008 - FST Administration Shares	1.00	0.014		(0.014)
2008 - FST Service Shares	1.00	0.012		(0.012)
2007 - FST Shares	1.00	0.047		(0.047)
2007 - FST Select Shares	1.00	0.047		(0.047)
2007 - FST Preferred Shares	1.00	0.046		(0.046)
2007 - FST Capital Shares	1.00	0.045		(0.045)
2007 - FST Administration Shares	1.00	0.044		(0.044)
2007 - FST Service Shares	1.00	0.042		(0.042)

*	The Fund changed its fiscal year end from December 31 to August 31.
(a)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(b)	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.0005 per share.
(d)	Amount is less than 0.005% of average net assets.
(e)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets

$1.00	0.01%	$8,084,641	0.12%		0.23%		0.01%
1.00	0.01	152,228	0.12		0.26		—	(d)
1.00	0.01	95,065	0.12		0.33		—	(d)
1.00	0.01	216,015	0.12		0.38		0.01
1.00	0.01	1,525,805	0.12		0.48		0.01
1.00	0.01	124,439	0.12		0.58		0.01
1.00	0.01	1,025,286	0.12		0.73		—	(d)
1.00	0.01	1	0.12		0.88		0.40
1.00	0.01	1	0.12		1.03		0.40
1.00	0.01	7,991,142	0.15		0.23		0.01
1.00	0.01	197,349	0.15		0.26		0.01
1.00	0.01	141,554	0.15		0.33		0.01
1.00	0.01	142,775	0.15		0.38		0.01
1.00	0.01	1,676,083	0.15		0.48		0.01
1.00	0.01	121,171	0.15		0.58		0.01
1.00	0.01	1,318,792	0.15		0.73		0.01
1.00	0.01	1	0.15		0.88		0.23
1.00	0.01	1	0.15		1.03		0.10
1.00	0.04	8,654,414	0.19		0.22		—	(d)
1.00	0.02	199,595	0.21		0.25		(0.03)
1.00	0.01	206,610	0.21		0.32		(0.03)
1.00	0.01	223,476	0.21		0.37		(0.02)
1.00	0.01	1,875,928	0.21		0.47		(0.02)
1.00	0.01	125,136	0.21	(e)	0.57	(e)	0.13	(e)
1.00	0.01	1,232,186	0.21		0.72		(0.02)
1.00	0.01	1	0.19	(e)	0.72	(e)	0.10	(e)
1.00	0.01	1	0.20	(e)	1.02	(e)	(0.04	)(e)

1.00	0.14	16,942,168	0.20	(e)	0.23	(e)	0.07	(e)
1.00	0.12	670,028	0.23	(e)	0.26	(e)	(0.01	)(e)
1.00	0.08	304,897	0.29	(e)	0.33	(e)	(0.02	)(e)
1.00	0.06	330,368	0.33	(e)	0.38	(e)	(0.05	)(e)
1.00	0.02	2,196,762	0.37	(e)	0.48	(e)	(0.10	)(e)
1.00	0.01	1,058,820	0.41	(e)	0.73	(e)	(0.12	)(e)

1.00	1.64	12,010,372	0.21		0.24		1.51
1.00	1.61	32,927	0.24		0.27		0.42
1.00	1.54	246,788	0.31		0.34		1.46
1.00	1.49	360,461	0.36		0.39		1.30
1.00	1.39	1,995,689	0.46		0.49		1.40
1.00	1.17	1,357,797	0.67		0.74		1.17
1.00	4.80	11,652,689	0.20		0.24		4.32
1.00	4.77	26	0.23		0.27		4.62
1.00	4.70	646,792	0.30		0.34		4.52
1.00	4.65	318,665	0.35		0.39		4.39
1.00	4.54	2,787,538	0.45		0.49		4.44
1.00	4.28	1,837,123	0.70		0.74		4.19

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified
Federal, Government, Money Market, Tax-Free Money Market, Treasury Instruments and Treasury Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management	Diversified
Prime Obligations	FST, FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Class B, FST Class C, FST Resource and FST Cash Management	Diversified
Tax-Exempt California and Tax-Exempt New York	FST, FST Administration, FST Service and FST Cash Management	Non-Diversified

FST Class B and FST Class C Shares are generally not available for purchase, although shareholders invested in Class B and Class C Shares of other Goldman Sachs Funds may exchange their shares for FST Class B and FST Class C Shares, respectively (and shareholders of FST Class B and FST Class C Shares may continue to reinvest dividends and capital gains into FST Class B and FST Class C Shares, respectively). FST Class B Shares may be subject to a contingent deferred sales charge (“CDSC”) that may start at a rate as high as 5% in the first year and decline to 1% in the sixth year before being eliminated thereafter, depending upon the date the original shares subject to the CDSC were acquired (along with the CDSC schedule applicable to those original shares). FST Class C Shares are subject to a CDSC of 1% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the trustees, GSAM evaluates the difference between the Funds’ net asset value per share (“NAV”) based upon the amortized cost of the Funds’ securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable,

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitment Transactions — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for their portfolio, the Funds may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASURMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASURMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

As of August 31, 2012, all investments are classified as Level 2. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund Contractual Fees Table on the following pages summarizes the relevant contractual fee arrangements.

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and Shareholder Administration Plans (the “Plans”) to allow FST Select, FST Preferred, FST Capital, FST Administration, FST Premier, FST Service, FST Resource and FST Cash Management Shares (“CMS”) to compensate service organizations for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and Service Plans — The Trust, on behalf of the Prime Obligations Fund’s FST Class B and FST Class C Shares, has adopted Distribution and Service Plans. Under the respective Distribution and Service Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly from the Prime Obligations Fund’s FST Class B and FST Class C Shares for distribution services and personal and account maintenance services. These fees are equal to an annual percentage rate of the average daily net assets attributable to both FST Class B and FST Class C Shares, which may then be paid by Goldman Sachs to authorized dealers.

The Trust, on behalf of the FST Resource Shares and FST CMS of each applicable Fund, has adopted Distribution Plans. Under the Distribution Plans, Goldman Sachs is entitled to a monthly fee from the applicable Fund’s FST Resource and FST CMS for distribution services equal to an annual percentage rate of the average daily net assets attributable to FST Resource and FST CMS, which may then be paid by Goldman Sachs to authorized dealers.

D.  Distribution Agreement — Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor receives no additional compensation other than retained amounts related to the Distribution and Service Plans and the portion of the Prime Obligations Fund’s FST Class B and FST Class C Shares’ CDSCs that it retains. During the fiscal year ended August 31, 2012, Goldman Sachs has advised that it retained approximately $2,036 in CDSCs from FST Class C Shares only (there were no CDSCs retained from FST Class B Shares).

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to limit certain “Other Expense” of the Funds (except for the Tax-Exempt California and Tax-Exempt New York Funds) (excluding management fees, transfer agent fees and expenses, FST Class B and FST Class C distribution and service fees, FST Select fees, FST Preferred fees, FST Capital fees, FST Administration fees, FST

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Premier fees, FST Service fees, FST Resource fees, FST CMS fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Fund’s average daily net assets. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense reimbursements will remain in place through at least December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction in the Funds’ expenses. These amounts are determined by the amount of cash balances at the custodian.

GSAM has agreed to reduce or limit the “Total Annual Fund Operating Expenses” of the Tax-Exempt California and Tax-Exempt New York Funds (excluding distribution, administration, service and shareholder administration plan fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) such that the “Total Annual Fund Operating Expenses” will not exceed 0.434% of each Fund’s average daily net assets. Such expense reimbursements, if any, are accrued daily and paid monthly. These expense reimbursements will remain in place through at least December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Tax-Exempt California and Tax-Exempt New York Funds have entered into certain offset agreements with the custodian and transfer agent, which may result in a further reduction of the Funds’ net expenses.

G.  Total Fund Expenses

Fund Contractual Fees

The contractual annualized rates for each of the Funds (except Tax-Exempt California and Tax-Exempt New York Funds) are as follows:

	All Funds Except Tax-Exempt California and Tax-Exempt New York Funds
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares		FST CMS		FST Class B Shares(a)		FST Class C Shares(a)
Management Fee	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%	0.205%		0.205%		0.205%		0.205%
Administration, Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.25	0.35	0.50	0.50		0.50		N/A		N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.15	(b)	0.30	(b)	1.00	(c)	1.00	(c)
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01		0.01		0.01		0.01

N/A—Fees not applicable to respective share class

(a)	Prime Obligations Fund only.
(b)	Distribution (12b-1) fee only.
(c)	Consists of fees paid for distribution services and personal and account maintenance services equal to 0.75 and 0.25, respectively.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The contractual annualized rates for the Tax-Exempt California and Tax-Exempt New York Funds are as follows:

	FST Shares	FST Administration Shares	FST Service Shares	FST CMS
Management Fee	0.35%	0.35%	0.35%	0.35%
Administration, Service and/or Shareholder Administration Fees	N/A	0.15	0.40	0.50
Distribution (12b-1) Fees	N/A	N/A	N/A	0.50
Transfer Agency Fee	0.01	0.01	0.01	0.01

N/A—Fees not applicable to respective share class

Fund Effective Net Expenses (After Waivers and Reimbursements)

During the fiscal year ended August 31, 2012, GSAM and Goldman Sachs (as applicable) voluntarily agreed to waive all or a portion of the management fees, respective class-specific fees (consisting of Distribution and/or Service, Administration, Service and/or Shareholder Administration Plan fees) and transfer agency fees attributable to the Funds. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable), with the exception of (i) GSAM’s agreement not to impose a portion of the management fee equal annually to 0.025% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and 0.045% of the Prime Obligations, Money Market, Government and Tax-Free Money Market Funds’ average daily net assets, and (ii) Goldman Sachs’ agreement to limit the amount of annual distribution fees payable by Tax-Exempt California and Tax-Exempt New York Funds to 0.07% of each Fund’s average daily net assets attributable to FST CMS. The following tables outline such fees (net of any waivers) and Other Expenses (net of reimbursements and custodian fee credit reductions) in order to determine each Fund’s ratio of net expenses for the fiscal year ended August 31, 2012. The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2012
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS	FST Class B Shares	FST Class C Shares

Prime Obligations
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.09	0.11	0.11	0.00	0.11	0.00	0.00	N/A	N/A
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.11	0.00	0.11	0.11
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.27	0.29	0.29	0.18	0.29	0.29	0.18	0.29	0.29

N/A—Fees not applicable to respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2012
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Federal
Management Fee(a)	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12

Government
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.02	0.02	0.02	0.02	0.03	0.02	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.20	0.20	0.20	0.20	0.21	0.20	0.18	0.18

Money Market
Management Fee(a)	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Administration Service and/or Shareholder Administration Fees	N/A	0.03	0.10	0.15	0.17	0.17	0.16	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.18	0.21	0.28	0.33	0.35	0.35	0.34	0.18	0.18

Tax-Exempt California
Management Fee(a)	0.08%	N/A	N/A	N/A	0.08%	N/A	0.08%	N/A	0.08%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07
Net Expenses	0.15	N/A	N/A	N/A	0.15	N/A	0.15	N/A	0.15

N/A—Fees not applicable to, or the Fund does not offer, respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Ratio of Net Expenses to Average Net Assets for the Fiscal Year Ended August 31, 2012
	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Resource Shares	FST CMS

Tax-Exempt New York
Management Fee(a)	0.09%	N/A	N/A	N/A	0.09%	N/A	0.09%	N/A	0.09%
Administration Service and/or Shareholder Administration Fees	N/A	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Distribution (12b-1) Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00
Transfer Agency Fee	0.00	N/A	N/A	N/A	0.00	N/A	0.00	N/A	0.00
Other Expenses	0.07	N/A	N/A	N/A	0.07	N/A	0.07	N/A	0.07
Net Expenses	0.16	N/A	N/A	N/A	0.16	N/A	0.16	N/A	0.16

Tax-Free Money Market
Management Fee(a)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Administration Service and/or Shareholder Administration Fees	N/A	0.01	0.01	0.01	0.01	0.01	0.01	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.01	0.00
Transfer Agency Fee	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.17	0.18	0.18	0.18	0.18	0.18	0.18	0.18	0.17

Treasury Instruments
Management Fee(a)	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.07	0.07	0.07	0.07	0.07	0.07	0.07	0.07	0.07

Treasury Obligations
Management Fee(a)	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Administration Service and/or Shareholder Administration Fees	N/A	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distribution (12b-1) and/or Service Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.00	0.00
Transfer Agency Fee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other Expenses	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Net Expenses	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12	0.12

N/A—Fees not applicable to, or the Fund does not offer, respective share class.

(a)	GSAM waived a portion of its management fee in order to achieve the effective net management rates above.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2012, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Management Fee Waivers	Transfer Agent Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration, Plans Fee Waivers	Custody Fee Reduction	Other Expense Reimbursements	Total Expense Reductions
Federal	$11,728	$1,276	$9,962	$79	$—	$23,045
Government	14,175	666	8,432	31	1	23,305
Money Market	9,582	—	522	2	—	10,106
Prime Obligations	10,213	—	7,385	4	—	17,602
Tax-Exempt California	683	26	238	—	119	1,066
Tax-Exempt New York	454	17	227	—	163	861
Tax-Free Money Market	3,529	257	2,880	1	27	6,694
Treasury Instruments	37,641	2,680	7,033	228	—	47,582
Treasury Obligations	11,283	1,173	10,459	26	—	22,941

As of August 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Transfer Agent Fees	Distribution and Service Fees	Total
Federal	$1,423	$—	$—	$1,423
Government	4,585	286	—	4,871
Money Market	2,895	181	—	3,076
Prime Obligations	2,429	152	16	2,597
Tax-Exempt California	14	—	—	14
Tax-Exempt New York	14	—	—	14
Tax-Free Money Market	866	12	—	878
Treasury Instruments	2,543	—	—	2,543
Treasury Obligations	1,481	—	—	1,481

H.  Line of Credit Facility — As of August 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$777,210	$8,189,814	$36,113,713	$21,865,270	$5,668	$5,281	$166,847	$316,803	$730,319
Net long-term capital gains	698	—	—	—	4,067	—	191,369	—	—
Tax-Exempt income	—	—	—	—	15,453	10,531	1,187,768	—	—
Total distributions	$777,908	$8,189,814	$36,113,713	$21,865,270	$25,188	$15,812	$1,545,984	$316,803	$730,319

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Federal	Government	Money Market	Prime Obligations	Tax- Exempt California	Tax- Exempt New York	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Distribution paid from:
Ordinary income	$1,858,130	$13,051,627	$26,143,595	$19,547,777	$13,524	$34,032	$643,698	$1,397,493	$1,447,670
Net long-term capital gains	—	—	—	—	—	—	321,849	5,639
Tax-Exempt income	—	—	—	—	18,599	13,140	8,107,083	—	—
Total distributions	$1,858,130	$13,051,627	$26,143,595	$19,547,777	$32,123	$47,172	$9,072,630	$1,403,132	$1,447,670

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Federal	Government	Money Market	Prime Obligations(1)	Tax- Exempt California	Tax- Exempt New York(1)	Tax-Free Money Market	Treasury Instruments	Treasury Obligations
Undistributed ordinary income — net	$15,595	$532,782	$1,299,401	$610,985	$—	$892	$124,044	$7,821	$17,494
Undistributed Tax Exempt Income — net	—	—	—	—	15	364	9,727	—	—
Undistributed long-term capital gains	—	—	—	—	30,489	4,320	340,609	—	—
Total undistributed earnings	$15,595	$532,782	$1,299,401	$610,985	$30,504	$5,576	$474,380	$7,821	$17,494
Timing differences (Dividend payable/Post-October loss deferral)	(15,170)	(538,249)	(1,337,478)	(919,205)	(554)	(32)	(9,727)	(9,485)	(42,291)
Unrealized gains (losses) — Net	—	—	—	—	—	—	—	(19,170)	—
Total accumulated earnings (losses) — net	$425	$(5,467)	$(38,077)	$(308,220)	$29,950	$5,544	$464,653	$(20,834)	$(24,797)
(1)	The Prime Obligations and Tax-Exempt New York Funds utilized $134,708 and $1,876 of capital losses in the current fiscal year, respectively.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

5. TAX INFORMATION (continued)

The amortized cost of each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations.

Fund	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Government	$88,660	$(88,660)
Money Market	16,400	(16,400)
Prime Obligations	377,540	(377,540)
Treasury Obligations	18,862	(18,862)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — In a low interest rate environment, low yields on the Funds’ holdings may have an adverse impact on the Funds’ ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive a significant portion of certain fees (such as distribution fees, service fees, administration fees, shareholder administration fees, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Geographic Risk — The Tax-Exempt California, Tax-Exempt New York and Tax-Free Money Market Funds have the ability to invest a significant portion of their assets in certain issuers within the same state, subjecting them to possible risks associated with an adverse economic, business or political development affecting that state. In particular, the Tax-Exempt California and Tax-Exempt New York Funds may be affected by the adverse events affecting these states’ economies. If California, New York or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV and ability to preserve capital or liquidity could be adversely affected.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

7. INDEMNIFICATIONS (continued)

business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”), was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by the Financial Accounting Standards Board (“FASB”) and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Federal Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	28,452,765,233	45,195,909,412
Reinvestment of distributions	428,119	1,081,067
Shares redeemed	(29,297,470,974)	(48,266,738,565)
	(844,277,622)	(3,069,748,086)
FST Select Shares
Shares sold	121,930,430	178,068,258
Reinvestment of distributions	4,948	8,104
Shares redeemed	(106,481,353)	(209,139,336)
	15,454,025	(31,062,974)
FST Preferred Shares
Shares sold	1,324,310,474	504,548,770
Reinvestment of distributions	10,712	16,041
Shares redeemed	(1,533,554,268)	(519,962,699)
	(209,233,082)	(15,397,888)
FST Capital Shares
Shares sold	627,006,479	576,650,657
Reinvestment of distributions	674	1,853
Shares redeemed	(636,261,568)	(568,346,697)
	(9,254,415)	8,305,813
FST Administration Shares
Shares sold	989,316,222	1,655,339,209
Reinvestment of distributions	12,300	20,213
Shares redeemed	(962,858,372)	(1,780,150,368)
	26,470,150	(124,790,946)
FST Premier Shares
Shares sold	1,289,995,267	1,398,472,145
Reinvestment of distributions	79,170	105,353
Shares redeemed	(1,275,081,264)	(1,579,595,190)
	14,993,173	(181,017,692)
FST Service Shares
Shares sold	3,011,268,029	3,719,770,918
Reinvestment of distributions	16,472	25,164
Shares redeemed	(3,146,949,763)	(3,754,891,611)
	(135,665,262)	(35,095,529)
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	454,444,787	488,798,110
Reinvestment of distributions	—	—
Shares redeemed	(430,667,730)	(547,493,278)
	23,777,057	(58,695,168)
NET INCREASE (DECREASE) IN SHARES	(1,117,735,976)	(3,507,502,470)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	171,118,866,826	187,444,105,503
Reinvestment of distributions	3,785,792	3,795,384
Shares redeemed	(163,756,184,292)	(192,624,308,947)
	7,366,468,326	(5,176,408,060)
FST Select Shares
Shares sold	912,915,116	1,026,494,862
Reinvestment of distributions	68,683	267,462
Shares redeemed	(759,780,859)	(1,777,164,814)
	153,202,940	(750,402,490)
FST Preferred Shares
Shares sold	5,504,811,756	6,972,842,514
Reinvestment of distributions	26,393	31,974
Shares redeemed	(5,610,609,259)	(7,104,114,122)
	(105,771,110)	(131,239,634)
FST Capital Shares
Shares sold	7,475,567,007	15,129,451,330
Reinvestment of distributions	17,958	25,098
Shares redeemed	(7,797,429,771)	(15,173,794,022)
	(321,844,806)	(44,317,594)
FST Administration Shares
Shares sold	8,741,093,244	10,454,908,442
Reinvestment of distributions	14,292	18,553
Shares redeemed	(8,314,844,539)	(10,895,813,833)
	426,262,997	(440,886,838)
FST Premier Shares
Shares sold	6,397,762	49
Reinvestment of distributions	299	-
Shares redeemed	(804,871)	(44)
	5,593,190	5
FST Service Shares
Shares sold	1,272,058,070	1,751,221,213
Reinvestment of distributions	5,779	8,596
Shares redeemed	(1,376,877,263)	(1,649,501,837)
	(104,813,414)	101,727,972
FST Resource Shares
Shares sold	—	3
Reinvestment of distributions	—	—
Shares redeemed	(3)	—
	(3)	3
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	7,419,098,120	(6,441,526,636)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	171,352,317,241	149,958,115,133
Reinvestment of distributions	17,563,776	15,634,687
Shares redeemed	(170,842,557,294)	(145,732,881,996)
	527,323,723	4,240,867,824
FST Select Shares
Shares sold	1,302,569,911	1,084,760,680
Reinvestment of distributions	124,519	52,727
Shares redeemed	(1,362,912,875)	(1,240,859,791)
	(60,218,445)	(156,046,384)
FST Preferred Shares
Shares sold	300,086,821	666,846,127
Reinvestment of distributions	11,686	30,651
Shares redeemed	(323,841,225)	(706,064,007)
	(23,742,718)	(39,187,229)
FST Capital Shares
Shares sold	72,885,132	355,751,578
Reinvestment of distributions	7,540	9,918
Shares redeemed	(89,054,503)	(389,846,762)
	(16,161,831)	(34,085,266)
FST Administration Shares
Shares sold	1,018,675,358	1,447,974,538
Reinvestment of distributions	18,646	41,052
Shares redeemed	(1,186,031,859)	(1,660,524,047)
	(167,337,855)	(212,508,457)
FST Premier Shares
Shares sold	76,049,539	10,570,988
Reinvestment of distributions	962	32
Shares redeemed	(58,067,926)	(50)
	17,982,575	10,570,970
FST Service Shares
Shares sold	404,668,297	877,442,462
Reinvestment of distributions	2,069	10,397
Shares redeemed	(528,078,878)	(902,472,611)
	(123,408,512)	(25,019,752)
FST Resource Shares
Shares sold	—	2
Reinvestment of distributions	—	—
Shares redeemed	(2)	—
	(2)	2
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	154,436,935	3,784,591,708

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	100,671,889,934	94,047,497,684
Reinvestment of distributions	8,040,107	9,039,844
Shares redeemed	(103,735,660,803)	(99,363,844,983)
	(3,055,730,762)	(5,307,307,455)
FST Select Shares
Shares sold	960,571,685	374,921,299
Reinvestment of distributions	206,418	93,781
Shares redeemed	(786,839,482)	(330,201,832)
	173,938,621	44,813,248
FST Preferred Shares
Shares sold	4,291,453,836	6,017,618,768
Reinvestment of distributions	20,152	51,870
Shares redeemed	(4,491,591,718)	(5,961,327,151)
	(200,117,730)	56,343,487
FST Capital Shares
Shares sold	1,971,075,254	2,636,959,649
Reinvestment of distributions	4,085	9,025
Shares redeemed	(1,962,250,170)	(2,783,600,159)
	8,829,169	(146,631,485)
FST Administration Shares
Shares sold	11,157,851,955	12,402,069,611
Reinvestment of distributions	15,767	26,422
Shares redeemed	(12,144,601,727)	(12,721,206,736)
	(986,734,005)	(319,110,703)
FST Premier Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Service Shares
Shares sold	4,136,423,201	4,987,894,131
Shares converted from Class B Shares(a)	1,055,537	—
Reinvestment of distributions	31,683	43,249
Shares redeemed	(4,135,528,977)	(4,982,930,337)
	1,981,444	5,007,043
FST Class B Shares
Shares sold	1,535,891	6,613,845
Shares converted to Service Shares(a)	(1,055,537)	—
Reinvestment of distributions	251	417
Shares redeemed	(3,054,541)	(6,679,266)
	(2,573,936)	(65,004)
FST Class C Shares
Shares sold	9,869,827	19,466,695
Reinvestment of distributions	1,572	2,253
Shares redeemed	(16,216,682)	(16,795,418)
	(6,345,283)	2,673,530
FST Resource Shares
Shares sold	73,753,929	94,527,740
Reinvestment of distributions	8,491	12,179
Shares redeemed	(81,214,279)	(82,070,984)
	(7,451,859)	12,468,935
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(4,074,204,341)	(5,651,808,404)

(a)	Class B Shares will automatically convert into Service Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt California Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	118,586,245	118,377,624
Reinvestment of distributions	9,382	11,561
Shares redeemed	(115,166,027)	(113,667,665)
	3,429,600	4,721,520
FST Administration Shares
Shares sold	777,545,885	820,647,263
Reinvestment of distributions	15,630	20,393
Shares redeemed	(770,859,165)	(835,932,330)
	6,702,350	(15,264,674)
FST Service Shares
Shares sold	210	340
Reinvestment of distributions	—	—
Shares redeemed	(210)	(340)
	—	—
FST Cash Management Shares
Shares sold		—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	10,131,950	(10,543,154)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Exempt New York Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	45,497,014	81,076,587
Reinvestment of distributions	1,810	10,770
Shares redeemed	(45,386,241)	(109,982,153)
	112,583	(28,894,796)
FST Administration Shares
Shares sold	418,196,058	452,824,475
Reinvestment of distributions	13,776	35,900
Shares redeemed	(378,249,604)	(439,778,117)
	39,960,230	13,082,258
FST Service Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	8
Reinvestment of distributions	—	—
Shares redeemed	—	(8)
	—	—
NET INCREASE (DECREASE) IN SHARES	40,072,813	(15,812,538)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Tax-Free Money Market Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	14,178,009,492	25,676,607,268
Reinvestment of distributions	1,131,613	7,313,126
Shares redeemed	(15,205,888,489)	(28,094,201,078)
	(1,026,747,384)	(2,410,280,684)
FST Select Shares
Shares sold	227,643,442	103,455,210
Reinvestment of distributions	12,279	43,172
Shares redeemed	(169,017,171)	(111,002,443)
	58,638,550	(7,504,061)
FST Preferred Shares
Shares sold	54,081,670	67,056,989
Reinvestment of distributions	1,584	6,294
Shares redeemed	(55,828,603)	(85,079,087)
	(1,745,349)	(18,015,804)
FST Capital Shares
Shares sold	44,408,095	48,486,256
Reinvestment of distributions	238	600
Shares redeemed	(37,560,872)	(53,947,827)
	6,847,461	(5,460,971)
FST Administration Shares
Shares sold	912,489,106	1,228,639,171
Reinvestment of distributions	2,897	9,373
Shares redeemed	(1,074,945,959)	(1,165,006,724)
	(162,453,956)	63,641,820
FST Premier Shares
Shares sold	2,332,615,375	2,767,101,958
Reinvestment of distributions	59,938	95,616
Shares redeemed	(2,331,182,237)	(2,747,332,805)
	1,493,076	19,864,769
FST Service Shares
Shares sold	215,986,319	326,918,039
Reinvestment of distributions	1,394	2,848
Shares redeemed	(216,600,906)	(341,545,353)
	(613,193)	(14,624,466)
FST Resource Shares
Shares sold	38,738,271	52,511,944
Reinvestment of distributions	3,201	2,463
Shares redeemed	(33,591,335)	(44,332,016)
	5,150,137	8,182,391
FST Cash Management Shares
Shares sold	—	2
Reinvestment of distributions	—	—
Shares redeemed	(2)	—
	(2)	2
NET INCREASE (DECREASE) IN SHARES	(1,119,430,660)	(2,364,197,004)

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	68,331,493,623	68,134,691,614
Reinvestment of distributions	180,861	828,031
Shares redeemed	(65,362,683,260)	(63,863,770,878)
	2,968,991,224	4,271,748,767
FST Select Shares
Shares sold	1,256,530,720	1,467,628,754
Reinvestment of distributions	1,861	17,885
Shares redeemed	(1,285,528,163)	(1,512,711,410)
	(28,995,582)	(45,064,771)
FST Preferred Shares
Shares sold	458,957,416	1,173,837,581
Reinvestment of distributions	1,602	15,090
Shares redeemed	(496,684,555)	(1,289,330,964)
	(37,725,537)	(115,478,293)
FST Capital Shares
Shares sold	293,547,696	377,542,777
Reinvestment of distributions	1,212	6,664
Shares redeemed	(306,572,918)	(317,878,207)
	(13,024,010)	59,671,234
FST Administration Shares
Shares sold	4,718,160,187	4,099,586,759
Reinvestment of distributions	8,215	48,273
Shares redeemed	(4,678,764,658)	(4,246,996,470)
	39,403,744	(147,361,438)
FST Premier Shares
Shares sold	713,216,363	903,206,466
Reinvestment of distributions	4,942	29,491
Shares redeemed	(741,764,677)	(844,159,785)
	(28,543,372)	59,076,172
FST Service Shares
Shares sold	734,385,421	1,009,812,678
Reinvestment of distributions	2,620	13,791
Shares redeemed	(734,784,547)	(1,008,335,505)
	(396,506)	1,490,964
FST Resource Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	2,899,709,961	4,084,082,635

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

FST Shares
Shares sold	184,556,011,046	59,464,889,628
Reinvestment of distributions	196,273	650,976
Shares redeemed	(184,462,691,170)	(60,128,812,457)
	93,516,149	(663,271,853)
FST Select Shares
Shares sold	493,702,068	585,340,332
Reinvestment of distributions	7,514	17,417
Shares redeemed	(538,830,234)	(587,603,320)
	(45,120,652)	(2,245,571)
FST Preferred Shares
Shares sold	503,748,204	1,338,390,670
Reinvestment of distributions	6,091	11,282
Shares redeemed	(550,242,455)	(1,403,458,307)
	(46,488,160)	(65,056,355)
FST Capital Shares
Shares sold	1,134,656,978	363,171,310
Reinvestment of distributions	5,778	6,932
Shares redeemed	(1,061,422,011)	(443,879,077)
	73,240,745	(80,700,835)
FST Administration Shares
Shares sold	18,458,031,123	14,854,515,365
Reinvestment of distributions	29,157	32,411
Shares redeemed	(18,608,334,301)	(15,054,393,343)
	(150,274,021)	(199,845,567)
FST Premier Shares
Shares sold	263,552,535	139,779,143
Reinvestment of distributions	7,271	9,569
Shares redeemed	(260,291,894)	(143,753,437)
	3,267,912	(3,964,725)
FST Service Shares
Shares sold	4,664,976,860	4,883,367,909
Reinvestment of distributions	19,592	28,539
Shares redeemed	(4,958,499,968)	(4,796,790,195)
	(293,503,516)	86,606,253
FST Resource Shares
Shares sold	—	2
Reinvestment of distributions	—	—
Shares redeemed	(1)	(1)
	(1)	1
FST Cash Management Shares
Shares sold	—	—
Reinvestment of distributions	—	—
Shares redeemed	—	—
	—	—
NET INCREASE (DECREASE) IN SHARES	(365,361,544)	(928,478,652)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Financial Square Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Financial Square Federal Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Tax-Exempt California Fund, Goldman Sachs Financial Square Tax-Exempt New York Fund, Goldman Sachs Financial Square Tax-Free Money Market Fund, Goldman Sachs Financial Square Treasury Instruments Fund and Goldman Sachs Financial Square Treasury Obligations Fund (collectively, the “Goldman Sachs Financial Square Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Financial Square Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2012

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited)

As a shareholder of FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of a Fund you incur two types of cost: (1) transaction costs, including contingent deferred sales charges (with respect to FST Class B and FST Class C Shares); and (2) ongoing costs, including management fees and distribution, service and/or shareholder administration fees (with respect to all share classes except FST Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in FST Shares, FST Select Shares, FST Preferred Shares, FST Capital Shares, FST Administration Shares, FST Premier, FST Service, FST Class B, FST Class C, FST Resource or FST Cash Management Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Federal Fund				Government Fund				Money Market Fund
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
FST Shares
Actual	$1,000.00	$1,000.00		$0.70	$1,000.00	$1,000.20		$0.91	$1,000.00	$1,000.91		$0.91
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
FST Select Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.10		1.06	1,000.00	1,000.76		1.06
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.08	+	1.07	1,000.00	1,024.08	+	1.07
FST Preferred Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		1.11	1,000.00	1,000.40		1.41
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.03	+	1.12	1,000.00	1,023.73	+	1.42
FST Capital Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		1.11	1,000.00	1,000.16		1.66
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.03	+	1.12	1,000.00	1,023.48	+	1.68
FST Administration Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		1.11	1,000.00	1,000.00		1.76
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.03	+	1.12	1,000.00	1,023.38	+	1.78
FST Premier Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		1.11	1,000.00	1,000.00		1.76
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.03	+	1.12	1,000.00	1,023.38	+	1.78
FST Service Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		1.11	1,000.00	1,000.00		1.81
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.03	+	1.12	1,000.00	1,023.33	+	1.83
FST Resource Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.90
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
FST Cash Management Shares
Actual	1,000.00	1,000.00		0.70	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.90
Hypothetical (5% return before expenses)	1,000.00	1,024.43	+	0.71	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited) (continued)

	Prime Obligations				Tax-Exempt California				Tax-Exempt New York
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
FST Shares
Actual	$1,000.00	$1,000.65		$0.91	$1,000.00	$1,000.00		$0.90	$1,000.00	$1,000.00		$0.90
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
FST Select Shares
Actual	1,000.00	1,000.50		1.06	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.08	+	1.07	N/A	N/A		N/A	N/A	N/A		N/A
FST Preferred Shares
Actual	1,000.00	1,000.15		1.41	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.73	+	1.42	N/A	N/A		N/A	N/A	N/A		N/A
FST Capital Shares
Actual	1,000.00	1,000.00		1.51	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	N/A	N/A		N/A	N/A	N/A		N/A
FST Administration Shares
Actual	1,000.00	1,000.00		1.51	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.90
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
FST Premier Shares
Actual	1,000.00	1,000.00		0.96	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,024.18	+	0.97	N/A	N/A		N/A	N/A	N/A		N/A
FST Service Shares
Actual	1,000.00	1,000.00		1.51	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.90
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92
FST Class B Shares
Actual	1,000.00	1,000.00		1.51	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	N/A	N/A		N/A	N/A	N/A		N/A
FST Class C Shares
Actual	1,000.00	1,000.00		1.51	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	N/A	N/A		N/A	N/A	N/A		N/A
FST Resource Shares
Actual	1,000.00	1,000.00		1.51	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical (5% return before expenses)	1,000.00	1,023.63	+	1.53	N/A	N/A		N/A	N/A	N/A		N/A
FST Cash Management Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.90
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.23	+	0.92	1,000.00	1,024.23	+	0.92

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited) (continued)

	Tax-Free Money Market Fund				Treasury Instruments Fund				Treasury Obligations Fund
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
FST Shares
Actual	$1,000.00	$1,000.07		$0.90	$1,000.00	$1,000.00		$0.50	$1,000.00	$1,000.00		$0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Select Shares
Actual	1,000.00	1,000.07		0.96	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.18	+	0.97	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Preferred Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Capital Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Administration Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Premier Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Service Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.75
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.38	+	0.76
FST Resource Shares
Actual	1,000.00	1,000.00		1.01	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.13	+	1.02	1,000.00	1,024.63	+	0.51	1,000.00	1,024.33	+	0.81
FST Cash Management Shares
Actual	1,000.00	1,000.00		0.90	1,000.00	1,000.00		0.50	1,000.00	1,000.00		0.80
Hypothetical (5% return before expenses)	1,000.00	1,024.23	+	0.92	1,000.00	1,024.63	+	0.51	1,000.00	1,024.33	+	0.81

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	FST Shares	FST Select Shares	FST Preferred Shares	FST Capital Shares	FST Administration Shares	FST Premier Shares	FST Service Shares	FST Class B Shares	FST Class C Shares	FST Resource Shares	FST Cash Management Shares
Federal	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	N/A	N/A	0.14%	0.14%
Government	0.18	0.21	0.22	0.22	0.22	0.22	0.22	N/A	N/A	0.18	0.18
Money Market	0.18	0.21	0.28	0.33	0.35	0.35	0.36	N/A	N/A	0.18	0.18
Prime Obligations	0.18	0.21	0.28	0.30	0.30	0.19	0.30	0.30%	0.30%	0.30	0.20
Tax-Exempt California	0.18	N/A	N/A	N/A	0.18	N/A	0.18	N/A	N/A	N/A	0.18
Tax-Exempt New York	0.18	N/A	N/A	N/A	0.18	N/A	0.18	N/A	N/A	N/A	0.18
Tax-Free Money Market	0.18	0.19	0.20	0.20	0.20	0.20	0.20	N/A	N/A	0.20	0.18
Treasury Instruments	0.10	0.10	0.10	0.10	0.10	0.10	0.10	N/A	N/A	0.10	0.10
Treasury Obligations	0.15	0.15	0.15	0.15	0.15	0.15	0.15	N/A	N/A	0.16	0.16

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Financial Square Federal, Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Money Market, Goldman Sachs Financial Square Prime Obligations, Goldman Sachs Financial Square Tax-Exempt California, Goldman Sachs Financial Square Tax-Exempt New York, Goldman Sachs Financial Square Tax-Free Money Market, Goldman Sachs Financial Square Treasury Instruments and Goldman Sachs Financial Square Treasury Obligations Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of groups of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a comparable institutional composite managed by the Investment Adviser (in the case of Financial Square Money Market Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor and transfer agent, to waive certain management, transfer agency, distribution, service and administration fees (as applicable) in order to maintain positive yields for the Funds and limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by Goldman Sachs over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2011. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2011. The Trustees also received information comparing the Financial Square Money Market Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees considered the performance of the Funds in light of their respective investment objectives and the credit parameters. They also considered the challenging yield environment in which the Funds had operated since 2009. They noted that despite volatility in the U.S. and global financial markets since 2009, the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Funds’ investors, in many instances as the result of voluntary fee waivers and expense limitations. In light of these considerations, the Independent Trustees believed that the Funds were providing investment performance within a competitive range for investors.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They noted that the Investment Adviser and Goldman Sachs took a number of steps, including waiving management, distribution, service, administration and transfer agency fees (as applicable), in order to maintain positive yields for the Funds. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreements.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Funds do not have management fee breakpoints. They considered the amounts of assets in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels; and the willingness of the Investment Adviser and Goldman Sachs to waive certain fees on a temporary basis in order to maintain positive Fund yields. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2013.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	109	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2012, the Trust consisted of 95 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Funds — Financial Square Funds — Tax Information (Unaudited)

During the year ended August 31, 2012, 100% of the distributions from net investment income paid by the Financial Square Tax-Exempt California, Tax-Exempt New York, and Tax-Free Money Market Funds were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Financial Square Federal, Financial Square Tax-Exempt California, and the Financial Square Tax-Free Money Market Funds designate $698, $4,067, and $191,369 or, if different, the maximum amount allowable, as capital gain dividends paid during the taxable year ended August 31, 2012.

During the year ended August 31, 2012, 100% of the net investment company taxable income distributions paid by the Financial Square Federal, Financial Square Government, Financial Square Tax-Exempt California, Financial Square Tax-Exempt New York, Financial Square Tax-Free Money Market, Financial Square Treasury Instruments, and Financial Square Treasury Obligations Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]

Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[4]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2012 Goldman Sachs. All rights reserved. 83795.MF.MED.TMPL/10/2012 FSQAR12/258K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,865,276	$2,621,427	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$37,500	Other attest services.

Tax Fees:

• PwC	$661,025	$750,377	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$1,339,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2012 and August 31, 2011 were approximately $661,025 and $787,877 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2012